Exhibit 99.1


                                                                EXECUTION COPY


                             ACE SECURITIES CORP.

                                   Depositor


                          Ameriquest Mortgage Company

                         Original Seller and Servicer


                        U.S. BANK NATIONAL ASSOCIATION

                                    Trustee


                                      and


                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.

                              Trust Administrator



                   -----------------------------------------


                        POOLING AND SERVICING AGREEMENT
                           Dated as of April 1, 2001

                   -----------------------------------------


         ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1
                    Asset Backed Pass-Through Certificates

                               TABLE OF CONTENTS

                                                                                                     Page

ARTICLE I DEFINITIONS..................................................................................4

     SECTION 1.01.   Defined Terms.....................................................................4
     Accepted Servicing Practices......................................................................4
     Accrual Rate......................................................................................4
     Accrued Certificate Interest......................................................................4
     Adjustment Date...................................................................................5
     Administration Fee................................................................................5
     Administration Fee Rate...........................................................................5
     Affiliate.........................................................................................5
     Aggregate Loss Severity Percentage................................................................5
     Agreement.........................................................................................5
     Allocated Realized Loss Amount....................................................................6
     Ameriquest........................................................................................6
     Assignment........................................................................................6
     Available Distribution Amount.....................................................................6
     Bankruptcy Code...................................................................................7
     Bankruptcy Loss...................................................................................7
     Basic Principal Distribution Amount...............................................................7
     Basis Risk Shortfall..............................................................................7
     Book-Entry Certificate............................................................................7
     Book-Entry Custodian..............................................................................7
     Business Day......................................................................................7
     Cap Contract......................................................................................7
     Cap Premium.......................................................................................7
     Cash-Out Refinancing..............................................................................7
     Certificate.......................................................................................8
     Certificate Factor................................................................................8
     Certificate Notional Amount.......................................................................8
     Certificate Owner.................................................................................8
     Certificate Principal Balance.....................................................................8
     Certificate Register..............................................................................8
     Certificateholder" or "Holder.....................................................................8
     Class.............................................................................................9
     Class A Certificate...............................................................................9
     Class A-1 Certificate.............................................................................9
     Class A-IO Certificate............................................................................9
     Class A Principal Distribution Amount.............................................................9
     Class CP Interest.................................................................................9
     Class M-1 Certificate.............................................................................9
     Class M-1 Principal Distribution Amount..........................................................10
     Class M-2 Certificate............................................................................10
     Class M-2 Principal Distribution Amount..........................................................10


     Class R Certificates.............................................................................10
     Class R-I Interest...............................................................................10
     Class R-II Interest..............................................................................10
     Class X/N Certificates...........................................................................10
     Closing Date.....................................................................................10
     Code.............................................................................................11
     Collection Account...............................................................................11
     Commission.......................................................................................11
     Corporate Trust Office...........................................................................11
     Corresponding Certificate........................................................................11
     Counterparty.....................................................................................11
     Credit Enhancement Percentage....................................................................11
     Cumulative Loss Percentage.......................................................................11
     Cut-off Date.....................................................................................11
     Debt Service Reduction...........................................................................12
     Deficient Valuation..............................................................................12
     Definitive Certificates..........................................................................12
     Deleted Mortgage Loan............................................................................12
     Delinquency Percentage...........................................................................12
     Depositor........................................................................................12
     Depository.......................................................................................12
     Depository Institution...........................................................................12
     Depository Participant...........................................................................13
     Determination Date...............................................................................13
     Directly Operate.................................................................................13
     Disqualified Organization........................................................................13
     Distribution Account.............................................................................13
     Distribution Date................................................................................14
     Due Date.........................................................................................14
     Due Period.......................................................................................14
     Eligible Account.................................................................................14
     ERISA............................................................................................14
     Estate in Real Property..........................................................................14
     Excess Overcollateralized Amount.................................................................14
     Expense Adjusted Mortgage Rate...................................................................14
     Expense Adjusted Maximum Mortgage Rate...........................................................14
     Extra Principal Distribution Amount..............................................................14
     Fannie Mae.......................................................................................15
     FDIC.............................................................................................15
     Final Recovery Determination.....................................................................15
     Flood Zone Service Contract......................................................................15
     Freddie Mac......................................................................................15
     Gross Margin.....................................................................................15
     Holder...........................................................................................15
     Independent......................................................................................15
     Independent Contractor...........................................................................15


     Index............................................................................................16
     Insurance Proceeds...............................................................................16
     Interest Accrual Period..........................................................................16
     Interest Carry Forward Amount....................................................................16
     Interest Determination Date......................................................................17
     Interest Distribution Amount.....................................................................17
     Interest Remittance Amount.......................................................................17
     Late Collections.................................................................................17
     LIBOR Business Day...............................................................................17
     Liquidation Event................................................................................17
     Liquidation Proceeds.............................................................................17
     Loan-to-Value Ratio..............................................................................18
     Loss Severity Percentage.........................................................................18
     Marker Rate......................................................................................18
     Master Mortgage Loan Pooling Agreement...........................................................18
     Maximum Mortgage Rate............................................................................18
     Maximum Pass-Through Rate........................................................................18
     MERS.............................................................................................18
     Mezzanine Certificate............................................................................18
     Minimum Mortgage Rate............................................................................18
     Moody's..........................................................................................18
     Monthly Payment..................................................................................18
     Mortgage.........................................................................................19
     Mortgage File....................................................................................19
     Mortgage Loan....................................................................................19
     Mortgage Loan Purchase Agreement.................................................................19
     Mortgage Loan Schedule...........................................................................19
     Mortgage Note....................................................................................21
     Mortgage Pool....................................................................................21
     Mortgage Rate....................................................................................21
     Mortgaged Property...............................................................................21
     Mortgagor........................................................................................21
     Net Monthly Excess Cashflow......................................................................21
     Net Monthly Excess Spread........................................................................22
     Net Mortgage Rate................................................................................22
     Net WAC Pass-Through Rate........................................................................22
     New Lease........................................................................................22
     Nonrecoverable P&I Advance.......................................................................22
     Nonrecoverable Servicing Advance.................................................................22
     Non-United States Person.........................................................................22
     Notional Amount..................................................................................22
     Officers' Certificate............................................................................23
     One-Month LIBOR..................................................................................23
     One-Month LIBOR Pass-Through Rate................................................................23
     Opinion of Counsel...............................................................................24
     Original Seller..................................................................................24


     Overcollateralized Amount........................................................................24
     Overcollateralization Deficiency Amount..........................................................24
     Overcollateralization Increase Amount............................................................24
     Overcollateralization Reduction Amount...........................................................24
     Ownership Interest...............................................................................24
     Pass-Through Rate................................................................................25
     Percentage Interest..............................................................................25
     Periodic Rate Cap................................................................................25
     Permitted Investments............................................................................26
     Permitted Transferee.............................................................................26
     Person...........................................................................................27
     P&I Advance......................................................................................27
     Plan.............................................................................................27
     PMI Insured Mortgage Loan........................................................................27
     PMI Policy.......................................................................................27
     PMI Policy Premium...............................................................................27
     Prepayment Assumption............................................................................27
     Prepayment Charge................................................................................27
     Prepayment Interest Shortfall....................................................................28
     Prepayment Period................................................................................28
     Principal Distribution Amount....................................................................28
     Principal Prepayment.............................................................................28
     Principal Remittance Amount......................................................................28
     Purchase Price...................................................................................28
     Rate/Term Refinancing............................................................................29
     Rating Agency" or "Rating Agencies...............................................................29
     Realized Loss....................................................................................29
     Record Date......................................................................................30
     Reference Banks..................................................................................30
     Refinanced Mortgage Loan.........................................................................31
     Regular Certificate..............................................................................31
     Regular Interest.................................................................................31
     Relief Act.......................................................................................31
     Relief Act Interest Shortfall....................................................................31
     REMIC............................................................................................31
     REMIC I..........................................................................................31
     REMIC I Remittance Rate..........................................................................31
     REMIC I Required Overcollateralization Amount....................................................32
     REMIC II.........................................................................................32
     REMIC II Regular Interests.......................................................................32
     REMIC II Remittance Rate.........................................................................32
     REMIC III........................................................................................32
     REMIC Provisions.................................................................................32
     Remittance Report................................................................................32
     Rents from Real Property.........................................................................33
     REO Disposition..................................................................................33


     REO Imputed Interest.............................................................................33
     REO Principal Amortization.......................................................................33
     REO Property.....................................................................................33
     Request for Release..............................................................................33
     Required Overcollateralized Amount...............................................................33
     Required Reserve Fund Balance....................................................................33
     Required Reserve Fund Deposit....................................................................33
     Reserve Fund.....................................................................................34
     Reserve Interest Rate............................................................................34
     Residential Dwelling.............................................................................34
     Residual Certificate.............................................................................34
     Residual Interest................................................................................34
     Responsible Officer..............................................................................34
     S&P..............................................................................................35
     Scheduled Principal Balance......................................................................35
     Seller...........................................................................................35
     Senior Interest Distribution Amount..............................................................35
     Servicer.........................................................................................35
     Servicer Event of Default........................................................................35
     Servicer Remittance Date.........................................................................36
     Servicer Termination Trigger.....................................................................36
     Servicing Account................................................................................36
     Servicing Advances...............................................................................36
     Servicing Fee....................................................................................36
     Servicing Fee Rate...............................................................................36
     Servicing Officer................................................................................36
     Single Certificate...............................................................................36
     Startup Day......................................................................................37
     Stated Principal Balance.........................................................................37
     Stayed Funds.....................................................................................37
     Stepdown Date....................................................................................37
     Sub-Servicer.....................................................................................38
     Sub-Servicing Agreement..........................................................................38
     Tax Returns......................................................................................38
     Telerate Page 3750...............................................................................38
     Termination Price................................................................................38
     Terminator.......................................................................................38
     Transfer.........................................................................................38
     Transferee.......................................................................................38
     Transferor.......................................................................................38
     Trigger Event....................................................................................38
     Trust............................................................................................39
     Trust Administrator..............................................................................39
     Trust REMIC......................................................................................39
     Trustee..........................................................................................39
     Trust Fund.......................................................................................39


     Uncertificated REMIC Regular Interest............................................................39
     Uninsured Cause..................................................................................39
     United States Person.............................................................................39
     Unpaid Basis Risk Shortfall......................................................................39
     Value............................................................................................40
     Voting Rights....................................................................................40
     SECTION 1.02.   Allocation of Certain Interest Shortfalls........................................40

ARTICLE II CONVEYANCE ASSETS; ORIGINAL ISSUANCE OF CERTIFICATES.......................................41

     SECTION 2.01.   Conveyance of Assets.............................................................41
     SECTION 2.02.   Acceptance of REMIC I by Trustee.................................................43
     SECTION 2.03.   Repurchase of Mortgage Loans by Ameriquest or the Seller.........................44
     SECTION 2.04.   [Reserved].......................................................................45
     SECTION 2.05.   Representations, Warranties and Covenants of the Servicer........................45
     [SECTION 2.06.  Conveyance of Uncertificated REMIC Regular Interests and Acceptance of
                     REMIC II by the Trustee; Issuance of Certificates................................47
     SECTION 2.07.   Establishment of the Trust.......................................................47

ARTICLE III ADMINISTRATION AND SERVICING OF THE TRUST FUND............................................49

     SECTION 3.01.   Servicer to Act as Servicer......................................................49
     SECTION 3.02.   Sub-Servicing Agreements Between Servicer and Sub-Servicers......................51
     SECTION 3.03.   Successor Sub-Servicers..........................................................51
     SECTION 3.04.   No Contractual Relationship Between Sub-Servicer, Trust Administrator,
                     Trustee or the Certificateholders................................................52
     SECTION 3.05.   Assumption or Termination of Sub-Servicing Agreement by Trust
                     Administrator....................................................................52
     SECTION 3.06.   [Reserved].......................................................................52
     SECTION 3.07.   Collection of Certain Mortgage Loan Payments.....................................52
     SECTION 3.08.   Primary Mortgage Insurance.......................................................53
     SECTION 3.09.   Collection of Taxes, Assessments and Similar Items; Servicing Accounts...........53
     SECTION 3.10.   Collection Account and Distribution Account......................................54
     SECTION 3.11.   Withdrawals from the Collection Account and Distribution Account.................56
     SECTION 3.12.   Investment of Funds in the Investment Accounts...................................58
     SECTION 3.13.   [Reserved].......................................................................59
     SECTION 3.14.   Maintenance of Hazard Insurance and Errors and Omissions and Fidelity
                     Coverage.........................................................................59
     SECTION 3.15.   Enforcement of Due-on-Sale Clauses; Assumption Agreements........................60
     SECTION 3.16.   Realization Upon Defaulted Mortgage Loans........................................61
     SECTION 3.17.   Trustee to Cooperate; Release of Mortgage Files..................................63
     SECTION 3.18.   Servicing Compensation...........................................................64


     SECTION 3.19.   Reports to the Trust Administrator and the Trustee; Collection Account
                     Statements.......................................................................65
     SECTION 3.20.   Statement as to Compliance.......................................................65
     SECTION 3.21.   Independent Public Accountants' Servicing Report.................................65
     SECTION 3.22.   Access to Certain Documentation..................................................66
     SECTION 3.23.   Title, Management and Disposition of REO Property................................66
     SECTION 3.24.   Obligations of the Servicer in Respect of Prepayment Interest Shortfalls.........69
     SECTION 3.25.   [Reserved].......................................................................69
     SECTION 3.26.   Obligations of the Servicer in Respect of Mortgage Rates and Monthly
                     Payments.........................................................................69
     SECTION 3.27.   Advance Facility.................................................................70

ARTICLE IV PAYMENTS TO CERTIFICATEHOLDERS.............................................................71

     SECTION 4.01.   Distributions....................................................................71
     SECTION 4.02.   Statements to Certificateholders.................................................76
     SECTION 4.03.   Remittance Reports; P&I Advances.................................................80
     SECTION 4.04.   Allocation of Realized Losses....................................................81
     SECTION 4.05.   Compliance with Withholding Requirements ........................................82
     SECTION 4.06.   Exchange Commission; Additional Information......................................83
     SECTION 4.07.   Reserve Fund and Cap Contract....................................................83

ARTICLE V THE CERTIFICATES............................................................................85

     SECTION 5.01.   The Certificates.................................................................85
     SECTION 5.02.   Registration of Transfer and Exchange of Certificates............................87
     SECTION 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates................................91
     SECTION 5.04.   Persons Deemed Owners............................................................91
     SECTION 5.05.   Certain Available Information....................................................91

ARTICLE VI THE DEPOSITOR AND THE SERVICER.............................................................93

     SECTION 6.01.   Liability of the Depositor and the Servicer......................................93
     SECTION 6.02.   Merger or Consolidation of the Depositor or the Servicer.........................93
     SECTION 6.03.   Limitation on Liability of the Depositor, the Servicer and Others................93
     SECTION 6.04.   Limitation on Resignation of the Servicer........................................94
     SECTION 6.05.   Rights of the Depositor in Respect of the Servicer...............................95

ARTICLE VII DEFAULT...................................................................................96

     SECTION 7.01.   Servicer Events of Default.......................................................96
     SECTION 7.02.   Trust Administrator or Trustee to Act; Appointment of Successor..................98
     SECTION 7.03.   Notification to Certificateholders...............................................99
     SECTION 7.04.   Waiver of Servicer Events of Default............................................100


ARTICLE VIII CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR......................................101

     SECTION 8.01.   Duties of Trustee and the Trust Administrator...................................101
     SECTION 8.02.   Certain Matters Affecting the Trustee and the Trust Administrator...............102
     SECTION 8.03.   Neither the Trustee nor Trust Administrator Liable for Certificates or
                     Mortgage Loans..................................................................103
     SECTION 8.04.   Trustee and Trust Administrator May Own Certificates............................104
     SECTION 8.05.   Trustee's and Trust Administrator's Fees and Expenses...........................104
     SECTION 8.06.   Eligibility Requirements for Trustee and Trust Administrator....................104
     SECTION 8.07.   Resignation and Removal of the Trustee..........................................105
     SECTION 8.08.   Successor Trustee or Trust Administrator........................................106
     SECTION 8.09.   Merger or Consolidation of Trustee or Trust Administrator.......................107
     SECTION 8.10.   Appointment of Co-Trustee or Separate Trustee...................................107
     SECTION 8.11.   Appointment of Office or Agency.................................................108
     SECTION 8.12.   Representations and Warranties..................................................108

ARTICLE IX TERMINATION...............................................................................110

     SECTION 9.01.   Termination Upon Repurchase or Liquidation of All Mortgage Loans................110
     SECTION 9.02.   Additional Termination Requirements.............................................112

ARTICLE X REMIC PROVISIONS...........................................................................113

     SECTION 10.01.  REMIC Administration............................................................113
     SECTION 10.02.  Prohibited Transactions and Activities..........................................116
     SECTION 10.03.  Servicer, Trustee and Trust Administrator Indemnification.......................116
     SECTION 10.04.  Treatment of the Reserve Fund and the Class X/N Certificates....................117

ARTICLE XI MISCELLANEOUS PROVISIONS..................................................................118

     SECTION 11.01.  Amendment.......................................................................118
     SECTION 11.02.  Recordation of Agreement; Counterparts..........................................119
     SECTION 11.03.  Limitation on Rights of Certificateholders......................................119
     SECTION 11.04.  Governing Law...................................................................120
     SECTION 11.05.  Notices.........................................................................120
     SECTION 11.06.  Severability of Provisions......................................................121
     SECTION 11.07.  Notice to Rating Agencies.......................................................121
     SECTION 11.08.  Article and Section References..................................................122
     SECTION 11.09.  Grant of Security Interest......................................................122
     SECTION 11.10.  Commitment Letter for PMI Policy................................................123
     SECTION 11.11.  Third Party Beneficiary.........................................................123

Exhibits
Exhibit A-1    Form of Class A-1 Certificate
Exhibit A-2    Form of Class A-IO Certificate
Exhibit A-3    [Reserved]
Exhibit A-4    Form of Class M-1 Certificate
Exhibit A-5    Form of Class M-2 Certificate
Exhibit A-6    Form of Class X/N Certificate
Exhibit A-7    Form of Class R Certificate
Exhibit B      Sections 3.01 and 3.02 and Exhibit C of Master Mortgage
               Loan Pooling Agreement
Exhibit C-1    Form of Trustee's Initial Certification
Exhibit C-2    Form of Trustee's Final Certification
Exhibit D      Form of Mortgage Loan Purchase Agreement
Exhibit E-1    Request for Release
Exhibit E-2    Request for Release Mortgage Loans paid in full
Exhibit F-1    Form of Transferor Representation Letter and Form of Transferee
               Representation Letter in Connection with Transfer of the
               ClassX/N Certificates and Residual Certificates Pursuant to
               Rule 144A Under the 1933 Act
Exhibit F-2    Form of Transferor Representation Letter and Form of Transferee
               Representation Letter in Connection with Transfer of the Class
               X/N Certificates and Residual Certificates Pursuant to Rule
               501(a) Under the 1933 Act
Exhibit F-3    Form of Transfer Affidavit and Agreement and Form of Transferor
               Affidavit in Connection with Transfer of Residual Certificates
Exhibit G      Form of Cap Contract
Exhibit H      Form of Report Pursuant to Section 4.06
Exhibit I      Form of Lost Note Affidavit
Exhibit J      Officer's Certificate with respect to prepayments
Schedule 1     Mortgage Loan Schedule
Schedule 2     Prepayment Charge Schedule

     This Pooling and Servicing Agreement, is dated and effective as of April 1, 2001, among ACE SECURITIES CORP., as Depositor, AMERIQUEST MORTGAGE COMPANY, as Original Seller and Servicer, U.S. BANK NATIONAL ASSOCIATION as Trustee and BANKERS TRUST COMPANY OF CALIFORNIA, N.A. as Trust Administrator.

                            PRELIMINARY STATEMENT:

     The Depositor intends to sell pass-through certificates to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest the Trust Fund created hereunder. The Trust Fund will consist of a segregated pool of assets comprising of the Mortgage Loans and certain other related assets subject to this Agreement.

                                    REMIC I
                                    -------

     As provided herein, the Trust Administrator will elect to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Interest will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein). The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests will be certificated.


                     REMIC I              Initial             Latest Possible
 Designation     Remittance Rate    Uncertificated Balance    Maturity Date(1)
 -----------     ---------------    ----------------------    ----------------
    I-1            Variable(2)          $235,438,000          March 25, 2031
    I-CP           Variable(2)          $  [100,000]          March 25, 2031
   I-AIO1          Variable(2)          $ 45,000,000          March 25, 2031
   I-AIO2          Variable(2)          $ 45,000,000          March 25, 2031
   I-AIO3          Variable(2)          $ 35,000,000          March 25, 2031

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.
(2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.


On each Distribution Date: (i) through the Distribution Date in December, 2001, all scheduled payments of principal, curtailments, prepayments of principal and Realized Losses will be allocated to the Class I-1 Interest until the Pool Balance following for such Distribution Date is equal to the sum of $125,100,000 plus the aggregate principal balance of all Mortgage Loans having a Net Mortgage Rate that is less than 6.75%; (ii) beginning with the Distribution Date in January, 2002 through the Distribution Date in December, 2002, all scheduled payments of principal, curtailments, prepayments of principal and Realized Losses will be allocated to the Class I-1 Interest until the Pool Balance following for such Distribution Date is equal to the sum of $80,100,000 plus the aggregate principal balance of all Mortgage Loans having a Net Mortgage Rate that is less than 6.75%; and (iii) from and including the Distribution Date in January, 2003, all scheduled payments of principal, curtailments, prepayments of principal and Realized Losses will be allocated to the Class I-1 Interest until the Pool Balance following for such Distribution Date is equal to the sum of $35,100,000 plus the aggregate principal balance of all Mortgage Loans having a Net Mortgage Rate that is less than 6.75%. In each case, all additional scheduled payments of principal, curtailments, prepayments of principal and Realized Losses will be allocated first to the Class I-AIO1 Interest until paid in full, second to the Class I-AIO2 Interest until paid in full, third to Class I-AIO1 Interest until paid in full, and fourth to the Class I-CP Interest until paid in full.

                                   REMIC II
                                   --------

     As provided herein, the Trust Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Interest will evidence the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Remittance Rate, the initial Uncertificated Balance, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date and corresponding Classes of REMIC III Certificates" for the indicated REMIC II Interests.

                                                     Initial                                    Corresponding
                            REMIC II             Uncertificated          Latest Possible        Class of REMIC
    Designation          Remittance Rate             Balance            Maturity Date(1)       III Certificates
    -----------          ---------------             -------            ----------------       ----------------
       II-1                Variable(2)            $445,241,000           March 25, 2031              A-1
       II-2                Variable(2)            $21,778,000]           March 25, 2031              M-1
       II-3                Variable(2)            $14,519,000]           March 25, 2031              M-2
       II-4                Variable(2)            Initial Over-          March 25, 2031              N/A
                                              collateralized Amount
      II-AIO                  6.75%                    (3)               March 25, 2031              N/A
       II-CP                  381%                     (3)               March 25, 2031              N/A

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.

(2) Calculated in accordance with the definition of "REMIC II Remittance Rate" herein.

(3) The Class II-AIO Interest will have a notional balance equal to: (i) the sum of the Class I-AIO1, Class I-AIO2, and Class I-AIO3 through the Distribution Date in December, 2001, (ii) the sum of the Class I-AIO1, and Class I-AIO2 for each Distribution Date from and including the Distribution Date in January, 2002 through the Distribution Date in December, 2002, and (iii) the Class I-AIO3 for each Distribution Date from and including the Distribution Date in January, 2003. The Class II-CP Interest will have a notional balance equal to the principal balance of the Class I-CP Interest.

     On each Distribution Date, following the application of scheduled payments of principal, curtailments, prepayments of principal and Realized Losses, each of Classes II-LT1, II-LT2, and II-LT3 will have a principal balance equal to that a its Corresponding REMIC III Class.

                                   REMIC III
                                   ---------

     As provided herein, the Trust Administrator will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III." The Class R-III Interest will evidence the sole class of "residual interests" in REMIC II( for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial aggregate Certificate Principal Balance and, solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for the indicated Classes of Certificates, each of which, except for the Class X/N Certificates, is hereby treated as a REMIC regular interest for federal income tax purposes.

                                                                 Initial Aggregate               Latest Possible
      Designation               Pass-Through Rate          Certificate Principal Balance        Maturity Date(1)
      -----------               -----------------          -----------------------------        ----------------
Class A-1                          Variable(2)                     $445,241,000                  March 25, 2031
Class A-IO                            6.75%                             (3)                      March 25, 2031
Class M-1                          Variable(2)                      $21,778,000                  March 25, 2031
Class M-2                          Variable(2)                      $14,519,000                  March 25, 2031
Class X/N                          Variable(4)         Initial Overcollateralized Amount (4)     March 25, 2031
Class CP Interest                      381%                             (5)                      March 25, 2031

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each Class of Certificates.

(2) Calculated in accordance with the definition of "Pass-Through Rate" herein.

(3)  Interest will accrue on the Notional Amount.

(4) The Class X/N Certificates will accrue interest at its variable Pass-Through Rate on the Notional Amount of the Class X/N Certificates outstanding from time to time which shall equal the Uncertificated Balance of the REMIC I Regular Interests. The Class X/N Certificates will not accrue interest on its Certificate Principal Balance. Solely for federal income tax purposes, the Class X/N Certificates will be treated as comprised of four REMIC II regular interests, three of which have notional principal balances equal to the principal balances of the Class II-1, Class II-2 and Class II-3 Interests and bear interest at pass through rates equal to the excess of the REMIC II Pass Through Rate over the Pass Through Rates in respect of the Class A-1 Certificates, Class M-1 Certificates and Class M-2 Certificates, respectively, and the fourth of which will have a principal balance equal to the principal balance of the REMIC II-4 Interest and will bear interest at a rate equal to the REMIC II Pass Through Rate.

(5) The Class A-IO Certificates will be entitled to all distributions of interest in respect of the Class II-AIO Interest. The Class CP Interest will be entitled to all distributions of interest in respect of the Class II-CP Interest.

     As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance equal to $483,958,213.

     In consideration of the mutual agreements herein contained, the Depositor, the Servicer, the Trustee and the Trust Administrator agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

SECTION 1.01   Defined Terms.

     Whenever used in this Agreement, including, without limitation, in the Preliminary Statement hereto, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

     "Accepted Servicing Practices": With respect to any Mortgage Loan, those customary and reasonable mortgage servicing practices of sub prime mortgage lending institutions which service mortgage loans of the same or similar type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

     "Accrual Rate": With respect to the Class A-1 Certificates and the Mezzanine Certificates and any Distribution Date, the per annum rate equal to the lesser of (i) the One-Month LIBOR Pass-Through Rate for the applicable Interest Accrual Period and (ii) the Maximum Pass-Through Rate for such Interest Accrual Period.

     "Accrued Certificate Interest": With respect to any Class A Certificate, Mezzanine Certificate, Class X/N Certificate and each Distribution Date, interest accrued during the related Interest Accrual Period at the Pass-Through Rate for such Certificate for such Distribution Date on the Certificate Principal Balance, in the case of the Class A-1 Certificates and the Mezzanine Certificates, or on the related Notional Amount in the case of the Class A-IO Certificates, of such Certificate immediately prior to such Distribution Date. All distributions of interest on the Class A-1 Certificates and the Mezzanine Certificates will be calculated on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period. All distribution of interest on the Class X/N Certificates and the Class A-IO Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Accrued Certificate Interest with respect to each Distribution Date, as to any Class A Certificate, Mezzanine Certificate or Class X/N Certificates shall be reduced by an amount equal to the portion allocable to such Certificate pursuant to Section 1.02 hereof, if any, of the sum of (a) the aggregate Prepayment Interest Shortfall, if any, for such Distribution Date to the extent not covered by payments pursuant to Section 3.24 and (b) the aggregate amount of any Relief Act Interest Shortfall, if any, for such Distribution Date. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to any Class X/N Certificate, shall be reduced by an amount equal to the portion allocable thereto of Realized Losses, if any, pursuant to Section 1.02 and Section 4.04 hereof.

     "Adjustment Date": With respect to each Mortgage Loan, the first day of the month in which the Mortgage Rate of a Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Mortgage Loan is set forth in the Mortgage Loan Schedule.

     "Administration Fee": The amount payable to the Trust Administrator on each Distribution Date pursuant to Section 8.05 as compensation for all services rendered by it or the Trustee in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trust Administrator hereunder, which amount shall equal one-twelfth of the product of (i) the Administration Fee Rate multiplied by (ii) the aggregate Scheduled Principal Balance of the Mortgage Loans and any REO Properties as of the second preceding Due Date (or, in the case of the initial Distribution Date, as of the Cut-off Date), calculated on the basis of a 360-day year consisting of twelve 30-day months. The fee payable to the Trustee for all services rendered by it in the exercise and performance of any of the powers and duties of the Trustee hereunder will be paid by the Trust Administrator out of the Administration Fee.

     "Administration Fee Rate": For each Distribution Date, a rate per annum equal to 0.0075% per annum plus the per annum rate on the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date which would result in $3,000 each month. 0.0045% per annum shall be payable to the Trust Administrator, $3,000 per year shall be payable to the Trustee in the Trustee's capacity as fiduciary to the Trust and 0.0030% per annum shall be payable to the Trustee in the Trustee's capacity as custodian.

     "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Aggregate Loss Severity Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred on any Mortgage Loans from the Cut-off Date to the last day of the preceding calendar month and the denominator of which is the aggregate principal balance of such Mortgage Loans immediately prior to the liquidation of such Mortgage Loans.

     "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     "Allocated Realized Loss Amount": With respect to any Distribution Date and any Class of Mezzanine Certificates, the sum of (i) any Realized Losses allocated to such Class of Certificates on such Distribution Date and (ii) the amount of any Allocated Realized Loss Amount for such Class of Certificates remaining unpaid from the previous Distribution Date plus accrued interest on such amount calculated at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

     "Ameriquest": Ameriquest Mortgage Company or its successor in interest.

     "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form (excepting therefrom the name of the assignee and Mortgage recordation information which has not been returned by the applicable recording office), which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

     "Available Distribution Amount": With respect to any Distribution Date, an amount equal to (1) the sum of (a) the aggregate of the amounts on deposit in the Collection Account and Distribution Account as of the close of business on the related Determination Date, (b) the aggregate of any amounts received in respect of an REO Property withdrawn from the Collection Account and deposited in the Distribution Account for such Distribution Date pursuant to
Section 3.23, (c) the aggregate of any amounts deposited in the Distribution Account by the Servicer in respect of Prepayment Interest Shortfalls for such Distribution Date pursuant to Section 3.24, (d) the aggregate of any P&I Advances made by the Servicer for such Distribution Date pursuant to Section
4.03 and (e) the aggregate of any advances made by the Trust Administrator, the Trustee or other successor Servicer, as applicable, for such Distribution Date pursuant to Section 7.02(b), reduced (to not less than zero) by (2) the sum of (x) the portion of the amount described in clause (1)(a) above that represents (i) Monthly Payments on the Mortgage Loans received from a Mortgagor on or prior to the Determination Date but due during any Due Period subsequent to the related Due Period, (ii) Principal Prepayments on the Mortgage Loans received after the related Prepayment Period (together with any interest payments received with such Principal Prepayments to the extent they represent the payment of interest accrued on the Mortgage Loans during a period subsequent to the related Prepayment Period), (iii) Liquidation Proceeds and Insurance Proceeds received in respect of the Mortgage Loans after the related Prepayment Period, (iv) amounts reimbursable or payable to the Depositor, the Servicer, the Trustee, the Trust Administrator, the Seller, the Counterparty or any Sub-Servicer pursuant to Section 3.11 or Section 3.12 or otherwise payable in respect of extraordinary Trust Fund expenses, and the Cap Premium, (v) Stayed Funds, (vi) the Administration Fee payable from the Distribution Account pursuant to Section 8.05 and the PMI Policy Premium,
(vii) amounts deposited in the Collection Account or the Distribution Account in error and (viii) the amount of any Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans, and (y) amounts reimbursable to the Trustee, the Trust Administrator or other successor Servicer, as applicable, for an advance made pursuant to
Section 7.02(b) which advance the Trustee, the Trust Administrator or other successor Servicer, as applicable, has determined to be nonrecoverable from the Stayed Funds in respect of which it was made.

     "Bankruptcy Code": The Bankruptcy Reform Act of 1978 (Title 11 of the United States Code), as amended.

     "Bankruptcy Loss": With respect to any Mortgage Loan, a Realized Loss resulting from a Deficient Valuation or Debt Service Reduction.

     "Basic Principal Distribution Amount": With respect to any Distribution Date, the sum of (i) the Principal Remittance Amount with respect to the Mortgage Loans minus (ii) the amount of any Overcollateralization Reduction Amount for the Distribution Date.

     "Basis Risk Shortfall": With respect to the Class A-1 Certificates and any Class of the Mezzanine Certificates and any Distribution Date on which the Pass-Through Rate thereon calculated pursuant to the definition thereof is limited to the Net WAC Pass-Through Rate, an amount equal to interest accrued during the related Interest Accrual Period on the aggregate Certificate Principal Balance of such Class of Certificates immediately prior to such Distribution Date at a per annum rate equal to the excess of (a) the Accrual Rate for such Distribution Date over (b) the Net WAC Pass-Through Rate for such Distribution Date.

     "Book-Entry Certificate": The Class A-1 Certificates and the Mezzanine Certificates for so long as the Certificates of such Class shall be registered in the name of the Depository or its nominee.

     "Book-Entry Custodian": The custodian appointed pursuant to Section 5.01.

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the State of New York, the State of California, city of London, England or in the city in which the Corporate Trust Office of the Trust Administrator or the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

     "Cap Contract": The interest rate cap agreement between the Trust Fund and the Counterparty.

     "Cap Premium": $31,750 per month.

     "Cash-Out Refinancing": A Refinanced Mortgage Loan the proceeds of which are more than a nominal amount (as defined by the Original Seller's underwriting guidelines) in excess of the combined amount of any existing first mortgage or subordinate mortgage or other lien on or interest in the related Mortgaged Property and related closing costs.

     "Certificate": Any one of the Depositor's Asset Backed Pass-Through Certificates, Series 2001-AQ1, Class A-1, Class A-IO, Class M-1, Class M-2, Class X/N, Class R and Class R-III issued under this Agreement.

     "Certificate Factor": With respect to any Class of Certificates (other than the Residual Certificates) as of any Distribution Date, a fraction, expressed as a decimal carried to six places, the numerator of which is the aggregate Certificate Principal Balance (or Notional Amount, in the case of the Class X/N Certificates) of such Class of Certificates on such Distribution Date (after giving effect to any distributions of principal and allocations of Realized Losses resulting in reduction of the Certificate Principal Balance (or Notional Amount, in the case of the Class X/N Certificates) of such Class of Certificates to be made on such Distribution Date), and the denominator of which is the initial aggregate Certificate Principal Balance (or Notional Amount, in the case of the Class X/N Certificates) of such Class of Certificates as of the Closing Date.

     "Certificate Notional Amount": With respect to any Class A-IO Certificate the amount set forth on such certificate as the "Certificate Notional Amount."

     "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

     "Certificate Principal Balance": With respect to each Class A-1 Certificate or Mezzanine Certificate as of any date of determination, the Certificate Principal Balance of such Certificate on the Distribution Date immediately prior to such date of determination, minus all distributions allocable to principal made thereon and Realized Losses allocated thereto on such immediately prior Distribution Date (or, in the case of any date of determination up to and including the first Distribution Date, the initial Certificate Principal Balance of such Certificate, as stated on the face thereof). With respect to each Class X/N Certificate as of any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Uncertificated Balances of the REMIC I Regular Interests over (B) the then aggregate Certificate Principal Balances of the Class A-1 Certificates and the Mezzanine Certificates then outstanding. The aggregate initial Certificate Principal Balance of each Class of Regular Certificates is set forth in the Preliminary Statement hereto.

     "Certificate Register": The register maintained pursuant to Section 5.02.

     "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or a Non-United States Person shall not be a Holder of a Residual Certificate for any purposes hereof, and solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or the Servicer or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01. The Trustee and the Trust Administrator may conclusively rely upon a certificate of the Depositor or the Servicer in determining whether a Certificate is held by an Affiliate thereof. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee and the Trust Administrator shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     "Class": Collectively, all of the Certificates bearing the same class designation.

     "Class A Certificate": Any Class A-1 Certificate and the Class A-IO Certificate.

     "Class A-1 Certificate": Any one of the Class A-1 Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-1 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

     "Class A-IO Certificate": Any one of the Class A-IO Certificates executed, authenticated and delivered by the Trustee or the Trust
Administrator, substantially in the form annexed hereto as Exhibit A-2 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

     "Class A-1 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 84% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $2,419,791.

     "Class CP Interest": As described in the Preliminary Statement.

     "Class M-1 Certificate": Any one of the Class M-1 Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-4 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

     "Class M-1 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and
(ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 93% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $2,419,791.

     "Class M-2 Certificate": Any one of the Class M-2 Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-5 and evidencing a Regular Interest in REMIC II for purposes of the REMIC Provisions.

     "Class M-2 Principal Distribution Amount": With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 99% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus $2,419,791.

     "Class R Certificates": Any one of the Class R Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-9, representing the right to distributions as set forth herein and therein and evidencing the ownership of the Class R-I Interest and the Class R-II Interest.

     "Class R-I Interest": The uncertificated Residual Interest in REMIC I.

     "Class R-II Interest": The uncertificated Residual Interest in REMIC II.

     "Class X/N Certificates": Any one of the Class X/N Certificates executed, authenticated and delivered by the Trustee or the Trust Administrator, substantially in the form annexed hereto as Exhibit A-6, evidencing a four separate Regular Interest in REMIC III for purposes of the REMIC Provisions.

     "Closing Date": May 9, 2001.

     "Code": The Internal Revenue Code of 1986.

     "Collection Account": The account or accounts created and maintained, or caused to be created and maintained, by the Servicer pursuant to Section 3.10(a), which shall be entitled "Collection Account, Ameriquest Mortgage Company, as Servicer, on behalf of U.S. Bank National Association, as Trustee, in trust for the registered holders of ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1." The Collection Account must be an Eligible Account.

     "Commission": The Securities and Exchange Commission.

     "Corporate Trust Office": The principal corporate trust office of the Trust Administrator or the Trustee, as the case may be, at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office, with respect to the Trust Administrator, at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705 Attention: Trust Administration-DB01A1, or at such other address as the Trust Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer and the Trustee and, which office, with respect to the Trustee, at the date of the execution of this instrument is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance, ACE 2001-AQ1, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Servicer and the Trust Administrator.

     "Corresponding Certificate": As set forth in the Preliminary Statement.

     "Counterparty": Westdeutsche Landesbank Girozentrale, New York Branch, and any successor thereto.

     "Credit Enhancement Percentage": For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate Certificate Principal Balances of the Mezzanine Certificates and the Class X/N Certificates, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date.

     "Cumulative Loss Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred from the Cut-off Date to the last day of the preceding calendar month and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

     "Cut-off Date": With respect to each Mortgage Loan, April 1, 2001. With respect to all Qualified Substitute Mortgage Loans, their respective dates of substitution. References herein to the "Cut-off Date," when used with respect to more than one Mortgage Loan, shall be to the respective Cut-off Dates for such Mortgage Loans.

     "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction resulting from a Deficient Valuation.

     "Deficient Valuation": With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

     "Definitive Certificates": As defined in Section 5.01(b).

     "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

     "Delinquency Percentage": As of the last day of the related Due Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of all Mortgage Loans that, as of the last day of the previous calendar month, are 60 or more days delinquent, are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the last day of the previous calendar month; provided, however, that any Mortgage Loan purchased by the Servicer pursuant to Section 3.16(c) shall not be included in either the numerator or the denominator for purposes of calculating the Delinquency Percentage.

     "Depositor": ACE Securities Corp., a Delaware corporation, or its successor in interest.

     "Depository": The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is

CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     "Depository Institution": Any depository institution or trust company, including the Trustee and the Trust Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations (or, in the case of a depository institution that is the principal subsidiary of a holding company, such holding company has unsecured commercial paper or other short-term unsecured debt obligations) that are rated P-1 by Moody's and A-1 by S&P.

     "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date": With respect to each Distribution Date, the 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day.

     "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Trustee (or the Servicer under this Agreement) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer under this Agreement) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" and (vi) any other Person so designated by the Trust Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any Trust REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     "Distribution Account": The trust account or accounts created and maintained by the Trust Administrator pursuant to Section 3.10(b), which shall be entitled "Bankers Trust Company of California, N.A., as Trust Administrator for U.S. Bank National Association, as Trustee, in trust for the registered holders of ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1." The Distribution Account must be an Eligible Account.

     "Distribution Date": The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in May 2001.

     "Due Date": With respect to each Distribution Date, the day of the month on which the Monthly Payment is due on a Mortgage Loan during the related Due Period, exclusive of any days of grace.

     "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the related Due Date.

     "Eligible Account": Any of (i) an account or accounts maintained with a Depository Institution, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

     "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

     "Estate in Real Property": A fee simple estate in a parcel of land.

     "Excess Overcollateralized Amount": With respect to the Class A-1 Certificates and the Mezzanine Certificates and any Distribution Date, the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date over (ii) the Required Overcollateralized Amount for such Distribution Date.

     "Expense Adjusted Mortgage Rate": With respect to any Mortgage Loan or REO Property, the then applicable Mortgage Rate thereon minus the sum of (i) the Administration Fee Rate, (ii) the Servicing Fee Rate and (iii) if a PMI Insured Mortgage Loan, the PMI Policy Premium.

     "Expense Adjusted Maximum Mortgage Rate": With respect to any Mortgage Loan or REO Property, the Maximum Mortgage Rate thereon minus the sum of (i) the Administration Fee Rate, (ii) the Servicing Fee Rate and (iii) if a PMI Insured Mortgage Loan, the PMI Policy Premium.

     "Extra Principal Distribution Amount": With respect to any Distribution Date, the lesser of (i) the Net Monthly Excess Cashflow for such Distribution Date and (ii) the Overcollateralization Increase Amount for such Distribution Date.

     "Fannie Mae": Fannie Mae, formally known as the Federal National Mortgage Association, or any successor thereto.

     "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

     "Final Recovery Determination": With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by Ameriquest, the Seller, the Depositor or the Servicer pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

     "Flood Zone Service Contract": A transferable contract maintained for the Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

     "Freddie Mac": Freddie Mac, formally known as the Federal Home Loan Mortgage Corporation, or any successor thereto.

     "Gross Margin": With respect to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Mortgage Loan.

     "Holder": See Certificateholder.

     "Independent": When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer, Ameriquest and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, Ameriquest, the Servicer or any Affiliate thereof, and (c) is not connected with the Depositor, Ameriquest, the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, Ameriquest, the Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, Ameriquest, the Servicer or any Affiliate thereof, as the case may be.

     "Independent Contractor": Either (i) any Person (other than the Servicer) that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35% or more of any Class of Certificates), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of

Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer) if the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the
Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

     "Index": With respect to each Mortgage Loan and each related Adjustment Date, the average of the interbank offered rates for six-month United States dollar deposits in the London market as published in The Wall Street Journal and as most recently available as of the first Business Day 45 days prior to such Adjustment Date, as specified in the related Mortgage Note.

     "Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan (including proceeds of the PMI Policy), to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans similar to the Mortgage Loans held for its own account, subject to the terms and conditions of the related Mortgage Note and Mortgage.

     "Interest Accrual Period": With respect to any Distribution Date and the Class A-1 Certificates, the Mezzanine Certificates and each regular interest issued by REMIC I or REMIC II, Class II-AI0, and the Class II-CP Interests period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Closing Date) and ending on the day preceding such Distribution Date. With respect to any Distribution Date and the Class A-IO Certificates, Class II-AI0, and the Class II-CP, the one-month period ending on the last day of the calendar month preceding the month in which such Distribution Date occurs.

     "Interest Carry Forward Amount": With respect to any Distribution Date and the Class A Certificates, any Class of Mezzanine Certificates or the Class N Certificates, the sum of (i) the amount, if any, by which (a) the Interest Distribution Amount for such Class of Certificates as of the immediately preceding Distribution Date exceeded (b) the actual amount distributed on such Class of Certificates in respect of interest on such immediately preceding Distribution Date and (ii) the amount of any Interest Carry Forward Amount for such Class of Certificates remaining unpaid from the previous Distribution Date, plus accrued interest on such sum calculated at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

     "Interest Determination Date": With respect to the Class A-1
Certificates, the Mezzanine Certificates, and any Interest Accrual Period therefor, the second LIBOR Business Day preceding the commencement of such Interest Accrual Period.

     "Interest Distribution Amount": With respect to any Distribution Date and any Class A-1 Certificates, any Mezzanine Certificates and any Class X/N Certificates, the aggregate Accrued Certificate Interest on the Certificates of such Class for such Distribution Date.

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     "Interest Remittance Amount": With respect to any Distribution Date, that portion of the Available Distribution Amount for such Distribution Date that represents interest received or advanced on the Mortgage Loans.

     "Late Collections": With respect to any Mortgage Loan and any Due Period, all amounts received subsequent to the Determination Date immediately following such Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Due Period and not previously recovered.

     "LIBOR Business Day": Any day on which banks in the City of London and City of New York are open and conducting transactions in United States dollars.

     "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan or (iii) such Mortgage Loan is removed from REMIC I by reason of its being purchased, sold or replaced pursuant to or as contemplated by Section 2.03, Section 3.16(c) or
Section 9.01. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property or
(ii) such REO Property is removed from REMIC I by reason of its being purchased pursuant to Section 9.01.

     "Liquidation Proceeds": The amount (other than Insurance Proceeds or amounts received in respect of the rental of any REO Property prior to REO Disposition) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale or otherwise, or (iii) the repurchase, substitution or sale of a Mortgage Loan or an REO Property pursuant to or as contemplated by Section 2.03, Section 3.16(c), Section 3.23 or Section 9.01.

     "Loan-to-Value Ratio": As of any date of determination, the fraction, expressed as a percentage, the numerator of which is the principal balance of the related Mortgage Loan at such date and the denominator of which is the Value of the related Mortgaged Property.

     "Loss Severity Percentage": With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the amount of Realized Losses incurred on a Mortgage Loan and the denominator of which is the principal balance of such Mortgage Loan immediately prior to the liquidation of such Mortgage Loan.

     "Master Mortgage Loan Pooling Agreement": The agreement among Ameriquest and Bankers Trust Company of California, N.A., dated as of October 3, 2000, regarding the conveyance of the Mortgage Loans by Ameriquest.

     "Maximum Mortgage Rate": With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

     "Maximum Pass-Through Rate": With respect to the Class A-1 Certificates and the Mezzanine Certificates and any Distribution Date, a rate per annum equal to (i) the weighted average of the Expense Adjusted Maximum Mortgage

Rates on the then outstanding Mortgage Loans, weighted based on their Scheduled Principal Balances as of the first day of the calendar month preceding the month in which the Distribution Date occurs multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period.

     "MERS": Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

     "Mezzanine Certificate": Any Class M-1 Certificate or Class M-2
Certificate.

     "Minimum Mortgage Rate": With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

     "Moody's": Moody's Investors Service, Inc.

     "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related Mortgagor from time to time under the related Mortgage Note, determined: (a) after giving effect to (i) any Deficient Valuation and/or Debt Service Reduction with respect to such Mortgage Loan and (ii) any reduction in the amount of interest collectible from the related Mortgagor pursuant to the Relief Act; (b) without giving effect to any extension granted or agreed to by the Servicer pursuant to Section 3.07; and (c) on the assumption that all other amounts, if any, due under such Mortgage Loan are paid when due.

     "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on, or first priority security interest in, a Mortgaged Property securing a Mortgage Note.

     "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     "Mortgage Loan": Each mortgage loan transferred and assigned to the Trustee and delivered to the Trust Administrator pursuant to Section 2.01 or
Section 2.03(d) of this Agreement, as held from time to time as a part of the Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

     "Mortgage Loan Purchase Agreement": The agreement between the Seller and the Depositor, regarding the sale of the Mortgage Loans by the Seller to the Depositor, substantially in the form of Exhibit D annexed hereto.

     "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in REMIC I on such date, attached hereto as Schedule 1. The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan.

          (i) the Mortgage Loan identifying number;

          (ii) the Mortgagor's name;

          (iii) the street address of the Mortgaged Property including the state and zip code;

          (iv) a code indicating whether the Mortgaged Property is owner-occupied;

          (v) the type of Residential Dwelling constituting the Mortgaged Property;

          (vi) the original months to maturity;

          (vii) the stated remaining months to maturity from the Cut-off Date based on the original amortization schedule;

          (viii) the Loan-to-Value Ratio at origination;

          (ix) the Mortgage Rate in effect immediately following the Cut-off
     Date;

          (x) (A) the date on which the first Monthly Payment was due on the Mortgage Loan and, (B) if such date is not consistent with the Due Date currently in effect, such Due Date;

          (xi) the stated maturity date;

          (xii) the amount of the Monthly Payment at origination;

          (xiii) the amount of the Monthly Payment due on the first Due Date after the Cut-off Date;

          (xiv) the original principal amount of the Mortgage Loan;

          (xv) the Scheduled Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date;

          (xvi) the initial and periodic Periodic Rate Cap;

          (xvii) the Gross Margin;

          (xviii) the Index;

          (xix) a code indicating the purpose of the Mortgage Loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing);

          (xx) the Maximum Mortgage Rate;

          (xxi) the Mortgage Rate at origination;

          (xxii) a code indicating the documentation program (i.e., Full Documentation, Fast Trac Documentation, Stated Income Documentation);

          (xxiii) whether the Mortgage Loan is covered by the PMI Policy;

          (xxiv) the first Adjustment Date immediately following the Cut-off
     Date;

          (xxv) the risk grade (i.e., AAA, AA, A, B, C or D);

          (xxvi) the Value of the Mortgaged Property;

          (xxvii) the purchase price of the Mortgaged Property, if applicable;

          (xxviii) the actual unpaid principal balance of the Mortgage Loan as of the Cut-off Date; and

          (xxix) if the related Mortgage Loan has a Prepayment Charge and if so, the type and term of the related Prepayment Charge.

     The Mortgage Loan Schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans and (4) the weighted average maturity of the Mortgage Loans. The Mortgage Loan Schedule shall be amended from time to time by the Depositor in accordance with the provisions of this Agreement.

     "Mortgage Note": The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

     "Mortgage Pool": The pool of Mortgage Loans, identified on Schedule 1 from time to time, and any REO Properties acquired in respect thereof.

     "Mortgage Rate": With respect to each Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note, which rate (A) as of any date of determination until the first Adjustment Date following the Cut-off Date shall be the rate set forth in the Mortgage Loan Schedule as the Mortgage Rate in effect immediately following the Cut-off Date and (B) as of any date of determination thereafter shall be the rate as adjusted on the most recent Adjustment Date equal to the sum of the Index, as most recently available as of a date prior to the Adjustment Date determined as set forth in the related Mortgage Note, plus the related Gross Margin; provided that the Mortgage Rate on such Mortgage Loan on any Adjustment Date shall never be more than the lesser of (i) the sum of the Mortgage Rate in effect immediately prior to the Adjustment Date plus the related Periodic Rate Cap, if any, and (ii) the related Maximum Mortgage Rate, and shall never be less than the greater of (i) the Mortgage Rate in effect immediately prior to the Adjustment Date less the Periodic Rate Cap, if any, and (ii) the related Minimum Mortgage Rate. With respect to each Mortgage Loan that becomes an REO Property, as of any date of determination, the annual rate determined in accordance with the immediately preceding sentence as of the date such Mortgage Loan became an REO Property.

     "Mortgaged Property": The underlying property securing a Mortgage Loan, including any REO Property, consisting of an Estate in Real Property improved by a Residential Dwelling excluding any portion of improvements thereupon not part of the Value.

     "Mortgagor": The obligor on a Mortgage Note.

     "Net Monthly Excess Cashflow": With respect to any Distribution Date, the sum of (i) any Overcollateralization Reduction Amount for such Distribution Date and (ii) the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Senior Interest Distribution Amounts payable to the holders of the Class A Certificates, (B) the Interest Distribution Amounts payable to the holders of the Mezzanine Certificates and (C) the Principal Remittance Amount.

     "Net Monthly Excess Spread": With respect to any Distribution Date, the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the Interest Distribution Amount payable to the holders of the Class A-1 Certificates and (B) the sum of the amounts described in clauses (b)(i) through (iii) of the definition of Principal Distribution Amount.

     "Net Mortgage Rate": With respect to any Mortgage Loan (or the related REO Property) as of any date of determination, a per annum rate of interest equal to the then applicable Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate.

     "Net WAC Pass-Through Rate": The weighted average of the Expense Adjusted Mortgage Rates.

     "New Lease": Any lease of REO Property entered into on behalf of REMIC I, including any lease renewed or extended on behalf of REMIC I, if REMIC I has the right to renegotiate the terms of such lease.

     "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

     "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Servicing Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

     "Non-United States Person": Any Person other than a United States Person.

     "Notional Amount": With respect to the Class A-IO Certificates and any Distribution Date the lesser of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans with an Expense Adjusted Mortgage Rate equal to greater than 6.75% per annum for such Distribution Date and (ii)(a) through the Distribution Date in December 2001, $125,000,000, (b) from but excluding the Distribution Date in December 2001 to and including the Distribution Date in December 2002, $80,000,000, (c) from but excluding the Distribution Date in December 2002 to and including the Distribution Date in April 2004, $35,000,000, and (d) after the Distribution Date in April 2004, $0. With respect to the Class X/N Certificates and any Distribution Date, the Uncertificated Balance of the REMIC I Regular Interests for such Distribution Date.

     "Officers' Certificate": A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Servicer, Ameriquest, the Seller or the Depositor, as applicable.

     "One-Month LIBOR": With respect to the Class A-1 Certificates, the Mezzanine Certificates, and any Interest Accrual Period therefor, the rate determined by the Trust Administrator on the related Interest Determination Date on the basis of the offered rate for one-month U.S. dollar deposits, as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. In such event, the Trust Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such Interest Determination Date, two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%). If on such Interest Determination Date, fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of
(i) LIBOR as determined on the previous Interest Determination Date and (ii) the Reserve Interest Rate.

     "One-Month LIBOR Pass-Through Rate": With respect to the Class A-1 Certificates and, a per annum rate equal to One-Month LIBOR plus 0.260%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus 0.520%, in the case of any Distribution Date thereafter.

     With respect to the Class M-1 Certificates, a per annum rate equal to One-Month LIBOR plus 0.670%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus 1.005%, in the case of any Distribution Date thereafter.

     With respect to the Class M-2 Certificates and, a per annum rate equal to One-Month LIBOR plus 1.150%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties remaining in the Trust Fund is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus 1.725% in the case of any Distribution Date thereafter.

     "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or the Servicer, acceptable to the Trustee, if such opinion is delivered to the Trustee, or acceptable to the Trust Administrator, if such opinion is to be delivered to the Trust Administrator, except that any opinion of counsel relating to (a) the qualification of any of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

     "Original Seller": Ameriquest Mortgage Company or its successor in interest, in its capacity as original seller of the Mortgage Loans.

     "Overcollateralized Amount": With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans and REO Properties immediately following such Distribution Date over (b) the sum of the aggregate Certificate Principal Balances of the Class A-1 Certificates and the Mezzanine Certificates as of such Distribution Date (after taking into account the payment of the Basic Principal Distribution Amount for such Distribution Date).

     "Overcollateralization Deficiency Amount": With respect to any Distribution Date, the excess, if any, of (a) the Required Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date prior to taking into account the payment of any Overcollateralization Increase Amount on such Distribution Date.

     "Overcollateralization Increase Amount": With respect to any Distribution Date, the lesser of (a) the Overcollateralization Deficiency Amount as of such Distribution Date (after taking into account the payment of the Principal Distribution Amount on such Distribution Date, exclusive of the payment of any Overcollateralization Increase Amount) and (b) the Net Monthly Excess Cashflow net of any payments payable to the Counterparty pursuant to Section 4.07.

     "Overcollateralization Reduction Amount": With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the Principal Remittance Amount.

     "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     "Pass-Through Rate": With respect to the Class A-1 Certificates and the Mezzanine Certificates and any Distribution Date, a rate per annum equal to the lesser of (i) the related One-Month LIBOR Pass-Through Rate for such Distribution Date and (ii) the Net WAC Pass-Through Rate for such Distribution Date. With respect to the Class A-IO Certificate on and prior to the Distribution Date in April 2004, 6.750% per annum, for each Distribution Date thereafter 0%.

               (i) With respect to the Class X/N Certificates and any Distribution Date, a rate per annum equal to the excess of the REMIC II Remittance Rate over the weighted average of the Pass Through Rates of the Class A1 Certificates, Mezzanine Certificates and the Overcollateralized Amount which, solely for purposes of calculating the X/N Certificate Pass Through Rate, will be treated as having a pass through rate equal to zero and as principal balance equal the Overcollateralized Amount

     Solely for federal income tax purposes, the Class X/N Certificates will be treated as comprised of four REMIC II regular interests, three of which have notional principal balances equal to the principal balances of the Class II-1, Class II-2 and Class II-3 Interests and bear interest at pass through rates equal to the excess of the REMIC II Pass Through Rate over the Pass Through Rates in respect of the Class A-1 Certificates, Class M-1 Certificates and Class M-2 Certificates, respectively, and the fourth of which will have a principal balance equal to the principal balance of the REMIC II-4 Interest and will bear interest at a rate equal to the REMIC II Pass Through Rate.

     "Percentage Interest": With respect to any Class of Certificates (other than the Residual Certificates), the undivided percentage ownership in such Class evidenced by such Certificate, expressed as a percentage, the numerator of which is the initial Certificate Principal Balance or Certificate Notional Amount represented by such Certificate and the denominator of which is the aggregate initial Certificate Principal Balance or initial Notional Amount, as applicable, of all of the Certificates of such Class. The Class A Certificates, the Mezzanine Certificates and the Class X/N Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances or Certificate Notional Amount, in the case of the Class A-IO Certificates, of $50,000 and integral multiples of $1,000 in excess thereof; provided, however, that a single Certificate of each such Class of Certificates may be issued having a Percentage Interest corresponding to the remainder of the aggregate initial Certificate Principal Balance or Certificate Notional Amount, in the case of the Class A-IO Certificates, of such Class or to an otherwise authorized denomination for such Class plus such remainder. With respect to any Residual Certificate, the undivided percentage ownership in such Class evidenced by such Certificate, as set forth on the face of such Certificate. The Residual Certificates are issuable in Percentage Interests of 20% and integral multiples of 5% in excess thereof.

     "Periodic Rate Cap": With respect to each Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Mortgage Loan may increase or decrease (without regard to the Maximum Mortgage Rate or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

     "Permitted Investments": Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Depositor, the Servicer, the Trustee, the Trust Administrator or any of their respective Affiliates:

               (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances issued by, any Depository Institution;

               (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

               (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

               (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

               (vi) units of money market funds that have been rated "Aaa" by Moody's and "AAA" by S & P; and

               (vii) if previously confirmed in writing to the Trustee and the Trust Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the Class A Certificates;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

     "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

     "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "P&I Advance": As to any Mortgage Loan or REO Property, any advance made by the Servicer in respect of any Distribution Date pursuant to Section 4.03.

     "Plan": Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA and Section 4975 of the Code.

     "PMI Insured Mortgage Loan": Any Mortgage Loan covered by the PMI Policy as indicated on the Mortgage Loan Schedule.

     "PMI Policy": The primary mortgage insurance policy issued by Mortgage Guaranty Insurance Corporation with respect to some of the Mortgage Loans.

     "PMI Policy Premium ": With respect to each PMI Insured Mortgage Loan, the related annual premium as specified in the PMI Policy, expressed as a percentage of the related Scheduled Principal Balance in effect from time to time.

     "Prepayment Assumption": A prepayment rate for the Mortgage Loans of 28% CPR. The Prepayment Assumption is used solely for determining the accrual of original issue discount on the Certificates for federal income tax purposes. A CPR (or Constant Prepayment Rate) represents an annualized constant assumed rate of prepayment each month of a pool of mortgage loans relative to its outstanding principal balance for the life of such pool.

     "Prepayment Charge": The fee, if any, provided for in the related Mortgage Note, to be paid by the Mortgagor for the privilege to prepay the principal obligation of the related Mortgage Loan prior to the Mortgage Loan's maturity date; which when required by the terms of the Mortgage Note shall be collected by the Servicer upon the Mortgagor's full and voluntary principal prepayment except to the extent that: (1) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to debtors' and creditors' rights generally; (2) the collectability thereof may be limited due to acceleration in connection with a foreclosure or other involuntary prepayment; (3) subsequent changes in state or federal law (including decisional authority) limit prohibit enforceability of the applicable penalty; or (4) a Servicer has, in response to a default as provided for under the terms of this Agreement waived, altered, limited or forgiven the Prepayment Charge provided in the related Note.

     "Prepayment Interest Shortfall": With respect to any Distribution Date, for each Mortgage Loan that was during the related Prepayment Period the subject of a Principal Prepayment in full that was applied by the Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to interest at the applicable Expense Adjusted Mortgage Rate on the amount of such Principal Prepayment for the number of days commencing on the date on which the prepayment is applied and ending on the last day of the related Prepayment Period. The obligations of the Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.24.

     "Prepayment Period": With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

     "Principal Distribution Amount": With respect to any Distribution Date, the sum of the Basic Principal Distribution Amount and the Extra Principal Distribution Amount.

     "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

     "Principal Remittance Amount": The sum of (i) the principal portion of each Monthly Payment on the Mortgage Loans due during the related Due Period, actually received or advanced on or prior to the related Determination Date;
(ii) the Stated Principal Balance of any Mortgage Loan that was purchased during the related Prepayment Period pursuant to or as contemplated by Section 2.03, Section 3.16(c) or Section 9.01; and (iii) the principal portion of all other unscheduled collections (including, without limitation, Principal Prepayments, Insurance Proceeds, Liquidation Proceeds and REO Principal Amortization) received during the related Prepayment Period, net of (A) any portion thereof that represents a recovery of principal for which an advance was made by the Servicer pursuant to Section 4.03 in respect of a preceding Distribution Date and (B) the amount of any Nonrecoverable Servicing Advances or Nonrecoverable P&I Advances reimbursable to the Servicer.

     "Purchase Price": With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by Section 2.03, Section 3.16(c) or
Section 9.01, and as confirmed by an Officers' Certificate from the Servicer to the Trustee and the Trust Administrator, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided in Section 9.01), (ii) in the case of (x) a Mortgage Loan, accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer, which payment or advance had as of the date of purchase been distributed pursuant to Section 4.01, through the end of the calendar month in which the purchase is to be effected and (y) an REO Property, the sum of (1) accrued interest on such Stated Principal Balance at the applicable Net Mortgage Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the Servicer through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, plus (2) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such purchase is to be effected, net of the total of all net rental income, Insurance Proceeds, Liquidation Proceeds and P&I Advances that as of the date of purchase had been distributed as or to cover REO Imputed Interest pursuant to Section 4.01, (iii) any unreimbursed Servicing Advances and P&I Advances (including Nonrecoverable P&I Advances and Nonrecoverable Servicing Advances) and any unpaid Servicing Fees allocable to such Mortgage Loan or REO Property, (iv) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan or REO Property pursuant to Section 3.11(a)(ix) and Section 3.16(b), and (v) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, expenses reasonably incurred or to be incurred by the Servicer, the Trustee or the Trust Administrator in respect of the breach or defect giving rise to the purchase obligation.

     "Rate/Term Refinancing": A Refinanced Mortgage Loan, the proceeds of which are not more than a nominal amount (as defined by Original Seller's underwriting guidelines) in excess of the combined amount of any existing first mortgage loan or subordinate mortgage loan or other lien on or interest in the related Mortgaged Property and related closing costs.

     "Rating Agency" or "Rating Agencies": Moody's and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee, the Trust Administrator and the Servicer.

     "Realized Loss": With respect to each Mortgage Loan as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to
(i) the unpaid principal balance of such Mortgage Loan as of the commencement of the calendar month in which the Final Recovery Determination was made, plus
(ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor through the end of the calendar month in which such Final Recovery Determination was made, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on such Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of such Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) any amounts previously withdrawn from the Collection Account in respect of such Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (iv) the proceeds, if any, received in respect of such Mortgage Loan during the calendar month in which such Final Recovery Determination was made, net of amounts that are payable therefrom to the Servicer with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii).

     With respect to any REO Property as to which a Final Recovery Determination has been made, an amount (not less than zero) equal to (i) the unpaid principal balance of the related Mortgage Loan as of the date of acquisition of such REO Property on behalf of REMIC I, plus (ii) accrued interest from the Due Date as to which interest was last paid by the Mortgagor in respect of the related Mortgage Loan through the end of the calendar month immediately preceding the calendar month in which such REO Property was acquired, calculated in the case of each calendar month during such period (A) at an annual rate equal to the annual rate at which interest was then accruing on the related Mortgage Loan and (B) on a principal amount equal to the Stated Principal Balance of the related Mortgage Loan as of the close of business on the Distribution Date during such calendar month, plus (iii) REO Imputed Interest for such REO Property for each calendar month commencing with the calendar month in which such REO Property was acquired and ending with the calendar month in which such Final Recovery Determination was made, plus (iv) any amounts previously withdrawn from the Collection Account in respect of the related Mortgage Loan pursuant to Section 3.11(a)(ix) and Section 3.16(b), minus (v) the aggregate of all P&I Advances and Servicing Advances (in the case of Servicing Advances, without duplication of amounts netted out of the rental income, Insurance Proceeds and Liquidation Proceeds described in clause
(vi) below) made by the Servicer in respect of such REO Property or the related Mortgage Loan for which the Servicer has been or, in connection with such Final Recovery Determination, will be reimbursed pursuant to Section 3.23 out of rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property, minus (vi) the total of all net rental income, Insurance Proceeds and Liquidation Proceeds received in respect of such REO Property that has been, or in connection with such Final Recovery Determination, will be transferred to the Distribution Account pursuant to
Section 3.23.

     With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.

     With respect to each Mortgage Loan which has become the subject of a Debt Service Reduction, the portion, if any, of the reduction in each affected Monthly Payment attributable to a reduction in the Mortgage Rate imposed by a court of competent jurisdiction. Each such Realized Loss shall be deemed to have been incurred on the Due Date for each affected Monthly Payment.

     "Record Date": With respect to each Distribution Date and any Book-Entry Certificate, the Business Day immediately preceding such Distribution Date. With respect to each Distribution Date and any other Class of Certificates, including any Definitive Certificates, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     "Reference Banks": Bankers Trust Company, Barclay's Bank PLC, The Tokyo Mitsubishi Bank and National Westminster Bank PLC and their successors in interest; provided, however, that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trust Administrator which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) not controlling, under the control of or under common control with the Depositor or any Affiliate thereof and (iii) which have been designated as such by the Trust Administrator.

     "Refinanced Mortgage Loan": A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

     "Regular Certificate": Any Class A-1 Certificate, Class A-IO Certificate, Mezzanine Certificate or Class X/N Certificate.

     "Regular Interest": A "regular interest" in a REMIC within the meaning of
Section 860G(a)(1) of the Code.

     "Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     "Relief Act Interest Shortfall": With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month as a result of the application of the Relief Act.

     "REMIC": A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

     "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder, with respect to which a REMIC election is to be made, consisting of: (i) such Mortgage Loans and Prepayment Charges as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof; (ii) any REO Property, together with all collections thereon and proceeds thereof; (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof; (iv) the Depositor's rights under the Mortgage Loan Purchase Agreement (including any security interest created thereby); and (v) the Collection Account and the

Distribution Account, and such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto. Notwithstanding the foregoing, however, REMIC I specifically excludes (i) all payments and other collections of principal and interest due on the Mortgage Loans on or before the Cut-off Date and all Prepayment Charges payable in connection with Principal Prepayments made before the Cut-off Date and (ii) the Reserve Fund and any amounts on deposit therein from time to time and any proceeds thereof.

     "REMIC I Remittance Rate": With respect to the REMIC I Regular Interests, a per annum rate equal to the Net WAC Pass-Through Rate.

     "REMIC I Required Overcollateralization Amount": 0.50% of the Required Overcollateralization Amount.

     "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee, for the benefit of the Holders of the Regular Certificates, as holders of the Regular Interests in REMIC II, and the Class R Certificateholders, as holders of the Class R-II Interest pursuant to Section 2.09, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

     "REMIC II Regular Interests": As designated in the Preliminary Statement.

     "REMIC II Remittance Rate": With respect to any Distribution Date, a rate per annum equal to the Net WAC Pass Through Rate, minus (ii) the product of (a) the Interest Distribution Amount for the Class A-IO Certificates for such Distribution Date multiplied by a fraction, the numerator of which is 12 and the denominator of which is the Stated Principal Balance of the Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period minus, (iii) the product of (a) the Cap Premium for such Distribution Date multiplied by a fraction, the numerator of which is 12 and the denominator of which is the Stated Principal Balance of the Mortgage Loans as of the first day of the month preceding the month of such Distribution Date and (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days elapsed in the related Interest Accrual Period.

     "REMIC III": The segregated pool of assets consisting of the REMIC II Regular Interests conveyed in trust to the Trustee, for the benefit of the Regular Interest in REMIC III and the Class R Certificateholders, as holders of the Class R-III Interest pursuant to Section 2.09, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

     "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     "Remittance Report": A report in form and substance mutually acceptable to the Trust Administrator and the Servicer and sufficient to enable the Trust

Administrator to provide the statements and reports required by Section 4.02 on a magnetic disk or tape prepared by the Servicer pursuant to Section 4.03 with such additions, deletions and modifications as agreed to by the Trust Administrator and the Servicer.

     "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code as being included in the term "rents" from real property."

     "REO Disposition": The sale or other disposition of an REO Property on behalf of REMIC I.

     "REO Imputed Interest": As to any REO Property, for any calendar month during which such REO Property was at any time part of REMIC I, one month's interest at the applicable Expense Adjusted Mortgage Rate on the Stated Principal Balance of such REO Property (or, in the case of the first such calendar month, of the related Mortgage Loan, if appropriate) as of the close of business on the Distribution Date in such calendar month.

     "REO Principal Amortization": With respect to any REO Property, for any calendar month, the excess, if any, of (a) the aggregate of all amounts received in respect of such REO Property during such calendar month, whether in the form of rental income, sale proceeds (including, without limitation, that portion of the Termination Price paid in connection with a purchase of all of the Mortgage Loans and REO Properties pursuant to Section 9.01 that is allocable to such REO Property) or otherwise, net of any portion of such amounts (i) payable pursuant to Section 3.23(c) in respect of the proper operation, management and maintenance of such REO Property or (ii) payable or reimbursable to the Servicer pursuant to Section 3.23(d) for unpaid Servicing Fees in respect of the related Mortgage Loan and unreimbursed Servicing Advances and P&I Advances in respect of such REO Property or the related Mortgage Loan, over (b) the REO Imputed Interest in respect of such REO Property for such calendar month.

     "REO Property": A Mortgaged Property acquired by the Servicer on behalf of REMIC I through foreclosure or deed-in-lieu of foreclosure, as described in
Section 3.23.

     "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

     "Required Overcollateralized Amount": With respect to any Distribution Date, $2,419,791.

     "Required Reserve Fund Balance": $5,000.

     "Required Reserve Fund Deposit": With respect to any Distribution Date on which the balance in the Reserve Fund is less than the Required Reserve Fund Balance, the amount, if any, by which (i) the Required Reserve Fund Balance exceeds (ii) the amount on deposit in the Reserve Fund immediately prior to such date.

     "Reserve Fund": A fund created pursuant to Section 4.07 of this Agreement which shall be an asset of the Trust Fund but which shall not be an asset of any Trust REMIC.

     "Reserve Interest Rate": With respect to any Interest Determination Date, the rate per annum that the Trust Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trust Administrator are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Trust Administrator can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trust Administrator are quoting on such Interest Determination Date to leading European banks.

     "Residential Dwelling": Any one of the following: (i) a single parcel of real property with a one-to-four family residence erected thereon, (ii) a townhouse or an individual condominium unit in a condominium project, (iii) an individual unit in a planned unit development, or (iv) a mobile home or manufactured dwelling which is permanently affixed to a foundation and treated as "real estate" under applicable law.

     "Residual Certificate": Any one of the Class R Certificates.

     "Residual Interest": The sole class of "residual interests" in a REMIC within the meaning of Section 860G(a)(2) of the Code.

     "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors or Trustees, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Cashier, any assistant cashier, any trust officer or assistant trust officer, the Controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and in each case having direct responsibility for the administration of this Agreement and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Trust Administrator, any vice president, any assistant vice president, any managing director, any director, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Trust Administrator customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "S&P": Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

     "Scheduled Principal Balance": With respect to any Mortgage Loan: (a) as of the Cut-off Date, the outstanding principal balance of such Mortgage Loan as of such date, net of the principal portion of all unpaid Monthly Payments, if any, due on or before such date; (b) as of any Due Date subsequent to the Cut-off Date up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, minus the sum of (i) the principal portion of each Monthly Payment due on or before such Due Date but subsequent to the Cut-off Date, whether or not received, (ii) all

Principal Prepayments received before such Due Date but after the Cut-off Date, (iii) the principal portion of all Liquidation Proceeds and Insurance Proceeds received before such Due Date but after the Cut-off Date, net of any portion thereof that represents principal due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) on a Due Date occurring on or before the date on which such proceeds were received and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation occurring before such Due Date, but only to the extent such Realized Loss represents a reduction in the portion of principal of such Mortgage Loan not yet due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) as of the date of such Deficient Valuation; and (c) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such Mortgage Loan, zero. With respect to any REO Property: (a) as of any Due Date subsequent to the date of its acquisition on behalf of the Trust Fund up to and including the Due Date in the calendar month in which a Liquidation Event occurs with respect to such REO Property, an amount (not less than zero) equal to the Scheduled Principal Balance of the related Mortgage Loan as of the Due Date in the calendar month in which such REO Property was acquired, minus the aggregate amount of REO Principal Amortization, if any, in respect of such REO Property for all previously ended calendar months; and (b) as of any Due Date subsequent to the occurrence of a Liquidation Event with respect to such REO Property, zero.

     "Seller": Deutsche Bank AG New York Branch or its successor in interest, in its capacity as seller under the Mortgage Loan Purchase Agreement.

     "Senior Interest Distribution Amount": With respect to any Distribution Date, an amount equal to the sum of (i) the Interest Distribution Amount for such Distribution Date for the Class A Certificates and (ii) the Interest Carry Forward Amount, if any, for such Distribution Date for the Class A Certificates.

     "Servicer": Ameriquest Mortgage Company or any successor Servicer appointed as herein provided, in its capacity as Servicer hereunder.

     "Servicer Event of Default": One or more of the events described in
Section 7.01.

     "Servicer Remittance Date": With respect to any Distribution Date, one Business Day prior to such Distribution Date.

     "Servicer Termination Trigger" : A Servicer Termination Trigger has occurred with respect to any Distribution Date if as of the last day of the related Due Period (i) the percentage obtained by dividing (a) the aggregate amount of Realized Losses since the Cut-Off Date by (b) Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date, exceeds (ii) 4%.

     "Servicing Account": The account or accounts created and maintained pursuant to Section 3.09.

     "Servicing Advances": The reasonable "out-of-pocket" costs and expenses incurred by the Servicer in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Section 3.01, Section 3.09, Section 3.14, Section 3.16 and
Section 3.23. The Servicer shall not be required to make any Servicing Advance in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, would not be ultimately recoverable from related Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

     "Servicing Fee": With respect to each Mortgage Loan and for any calendar month, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full or in part made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the applicable Servicing Fee Rate on the same principal amount on which interest on such Mortgage Loan accrues for such calendar month. A portion of such Servicing Fee may be retained by any Sub-Servicer as its servicing compensation.

     "Servicing Fee Rate": 0.50% per annum.

     "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on a list of Servicing Officers furnished by the Servicer to the Trust Administrator, the Trustee and the Depositor on the Closing Date, as such list may from time to time be amended.

     "Single Certificate": With respect to any Class of Certificates (other than the Residual Certificates), a hypothetical Certificate of such Class evidencing a Percentage Interest for such Class corresponding to an initial Certificate Principal Balance of $1,000. With respect to the Residual Certificates, a hypothetical Certificate of such Class evidencing a 100% Percentage Interest in such Class.

     "Startup Day": With respect to each Trust REMIC, the day designated as such pursuant to Section 10.01(b) hereof.

     "Stated Principal Balance": With respect to any Mortgage Loan: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, the Scheduled Principal Balance of such Mortgage Loan as of the Cut-off Date, as shown in the Mortgage Loan Schedule, minus the sum of (i) the principal portion of each Monthly Payment due on a Due Date subsequent to the Cut-off Date, to the extent received from the Mortgagor or advanced by the Servicer and distributed pursuant to Section 4.01 on or before such date of determination, (ii) all Principal Prepayments received after the Cut-off Date, to the extent distributed pursuant to Section
4.01 on or before such date of determination, (iii) all Liquidation Proceeds and Insurance Proceeds applied by the Servicer as recoveries of principal in accordance with the provisions of Section 3.16, to the extent distributed pursuant to Section 4.01 on or before such date of determination, and (iv) any Realized Loss incurred with respect thereto as a result of a Deficient Valuation made during or prior to the Prepayment Period for the most recent Distribution Date coinciding with or preceding such date of determination; and
(b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such Mortgage Loan would be distributed, zero. With respect to any REO Property: (a) as of any date of determination up to but not including the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, an amount (not less than zero) equal to the Stated Principal Balance of the related Mortgage Loan as of the date on which such REO Property was acquired on behalf of REMIC I, minus the sum of (i) if such REO Property was acquired before the Distribution Date in any calendar month, the principal portion of the Monthly Payment due on the Due Date in the calendar month of acquisition, to the extent advanced by the Servicer and distributed pursuant to Section 4.01 on or before such date of determination, and (ii) the aggregate amount of REO Principal Amortization in respect of such REO Property for all previously ended calendar months, to the extent distributed pursuant to Section 4.01 on or before such date of determination; and (b) as of any date of determination coinciding with or subsequent to the Distribution Date on which the proceeds, if any, of a Liquidation Event with respect to such REO Property would be distributed, zero.

     "Stayed Funds": If the Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of a Remittance (as defined in Section 7.02(b)) is prohibited by Section 362 of the federal Bankruptcy Code, funds that are in the custody of the Servicer, a trustee in bankruptcy or a federal bankruptcy court and should have been the subject of such Remittance absent such prohibition.

     "Stepdown Date": The earlier to occur of (i) the later to occur of (a) the Distribution Date occurring in May 2004 and (b) the first Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans but prior to any distribution of the Principal Distribution Amount to the Certificates then entitled to distributions of principal on such Distribution Date) is equal to or greater than 16% and (ii) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero.

     "Sub-Servicer": Any Person with which the Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

     "Sub-Servicing Agreement": The written contract between the Servicer and a Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02.

     "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust REMICs under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     "Telerate Page 3750": The display designated as page "3750" on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

     "Termination Price": As defined in Section 9.01.

     "Terminator": As defined in Section 9.01.

     "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     "Transferor": Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     "Trigger Event": A Trigger Event has occurred with respect to a Distribution Date if the Delinquency Percentage exceeds the lesser of (i) 40.00% of the Credit Enhancement Percentage and (ii) 6.40%.

     "Trust": ACE Securities Corp., Home Equity Loan Trust, Series 2001-AQ1, the trust created hereunder.

     "Trust Administrator": Bankers Trust Company of California, N.A., a national banking association, or its successor in interest, or any successor trust administrator appointed as herein provided.

     "Trust REMIC": REMIC I, REMIC II or REMIC III.

     "Trustee": U.S. Bank National Association, a national banking association, or its successor in interest, or any successor trustee appointed as herein provided.

     "Trust Fund": Collectively, all of the assets of REMIC I, REMIC II, REMIC III and the Reserve Fund, and any amounts on deposit therein and any proceeds thereof.

     "Uncertificated REMIC Regular Interest": The REMIC I Regular Interests and REMIC II Regular Interests.

     "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.14.

     "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations) or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence. The term "United States" shall have the meaning set forth in Section 7701 of the Code.

     "Unpaid Basis Risk Shortfall": With respect to the Class A-1 Certificates and the Mezzanine Certificates and any Distribution Date, an amount equal to
(i) the Basis Risk Shortfall for the previous Distribution Date, plus (ii) the unpaid Basis Risk Shortfall for the previous Distribution Date, to the extent not paid on the previous Distribution Date, plus (iii) interest accrued on the unpaid amount for the most recently ended Interest Accrual Period at the applicable Accrual Rate.

     "Value": With respect to any Mortgaged Property, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of the Uniform Standards of Professional Appraisal Practice and (b) the value thereof as determined by a review appraisal conducted by the originator of the Mortgage Loan in accordance with such originator's underwriting guidelines, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, (A) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (1) the value determined by an appraisal made for the originator of the Mortgage Loan of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of the Uniform Standards of Professional Appraisal Practice and (2) the value thereof as determined by a review appraisal conducted by the originator of the Mortgage Loan in accordance with such originator's underwriting guidelines, and (B) in the case of a Mortgage Loan originated in connection with a "lease-option purchase," such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the "lease option purchase price" was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the "lease option purchase price" was set 12 months or more prior to origination.

     "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any such Certificate. With respect to any date of determination, 1% of all Voting Rights will be allocated among the Holders of the Class A-IO Certificates until the Notional Amount thereof is equal to $0 and thereafter the Holders of the Class A-IO Certificates will have no Voting Rights. 100% of all Voting Rights not allocated to the Class A-IO will be allocated among the holders of the Class A-1 Certificates, the Mezzanine Certificates and the Class X/N Certificates in proportion to the then outstanding Certificate Principal Balances of their respective Certificates. The Voting Rights allocated to each Class of Certificate shall be allocated among Holders of each such Class in accordance with their respective Percentage Interests as of the most recent Record Date.

     SECTION 1.02.   Allocation of Certain Interest Shortfalls.

     For purposes of calculating the amount of Accrued Certificate Interest and the amount of the Interest Distribution Amount for the Class A Certificates, the Mezzanine Certificates and the Class X/N Certificates for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls (to the extent not covered by payments by the Servicer pursuant to Section 3.24) and any Relief Act Interest Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to the Class X/N Certificates based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the Notional Amount thereof and, thereafter, among the Class M-2 Certificates, the Class M-1 Certificates and concurrently, to the Class A-1 Certificates and the Class A-IO Certificates, in that order, in each case on a pro rata basis based on, and to the extent of, one month's interest at the then applicable respective Pass-Through Rate on the respective Certificate Principal Balance of each such Certificate.

                                  ARTICLE II

                              CONVEYANCE ASSETS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01.   Conveyance of Assets.

     The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee, on behalf of the Trust, without recourse, for the benefit of the Certificateholders, all the right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule, the rights of the Depositor under the Mortgage Loan Purchase Agreement and the Master Mortgage Loan Pooling Agreement, the rights of the Depositor in the Class CP Interest and all other assets included or to be included in REMIC I. Such assignment includes all interest and principal received by the Depositor or the Servicer on or with respect to the Mortgage Loans (other than payments of principal and interest due on such Mortgage Loans on or before the Cut-off
Date).

     In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, the Trustee, the following documents or instruments with respect to each Mortgage Loan so transferred and assigned (a "Mortgage File"):

          (i) the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note endorsed "Pay to the order of ____________________________________," without recourse;

          (ii) the original Mortgage with evidence of recording thereon or copies certified by the related recording office or, if the original Mortgage has not yet been returned from the recording office, a copy certified by Ameriquest indicating that such Mortgage has been delivered for recording, and the original power of attorney, if the Mortgage was executed pursuant to a power of attorney;

          (iii) an original Assignment of the Mortgage executed in blank, in recordable form, excepting therefrom the name of the assignee and mortgage recordation information which has not been returned by the applicable recorder's office, for each Mortgage Loan unless issued with a MERS identification number;

          (iv) The originals of any intervening recorded Assignments of Mortgage, showing a complete chain of assignment from origination to Ameriquest, including warehousing assignments, with evidence of recording thereon (or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by Ameriquest indicating that such intervening Assignment of Mortgage has been delivered for recording, the original of which shall be delivered to the Trustee forthwith after return from such recording office);

          (v) [RESERVED];

          (vi) the original mortgage title insurance policy, duplicate title insurance policy, the related binder or a commitment to insure or a preliminary title report;

          (vii) the originals of all assumption, modification, consolidation, or extension agreements, (or, if an original of any of these documents has not been returned from the recording office, a certified copy thereof, the original to be delivered to Ameriquest forthwith after return from such recording office) with evidence of recording thereon;

          (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage Loan, if applicable; and

          (ix) the original of any guarantee executed in connection with the Mortgage Note, if applicable.

     The Depositor shall within sixty Business Days following the later of the Closing Date and the date of receipt by the Depositor of the recording information for a Mortgage submit for recording in the appropriate public office for real property records, each Assignment referred to in Sections 2.01(iii) above. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, Ameriquest shall promptly prepare a substitute Assignment or cure such defect and thereafter the Depositor shall cause each such Assignment to be duly recorded.

     In the event that the original Mortgage was not delivered pursuant to subsection (ii) above, the original title insurance policy was not delivered pursuant to subsection (vi) above, or the original recorded Assignment or Assignments of Mortgage, if any, showing a complete chain of assignment from the origination to Ameriquest was not delivered pursuant to subsection (iv) above, the Depositor shall: (1) in the instance of subsections (ii), (iii), or
(vii) above provide a copy certified by Ameriquest to be a true and correct copy of the original sent to the applicable recorder's office for recording;
(2) in the instance of subsection (vi) above provide a copy of the preliminary title report or similar commitment to insure if such is not already in the possession of the Trustee; and (3) as to all undelivered original Mortgage Loan Documents use its best and reasonable efforts to promptly secure the delivery of such originals and cause such originals to be delivered to the Trustee promptly upon receipt thereof and in no event later than 365 days following the Closing Date. Notwithstanding the foregoing, the Depositor shall not be deemed to be in breach of the delivery requirements set forth in this paragraph if the Depositor fails to deliver any of the documents described herein and provides evidence to the Trustee that such failure is due solely to any of (i) the failure of the applicable recorder's office to return a document that was properly submitted for recordation, or (ii) the failure of the title insurer to issue and deliver the original mortgagee's policy of title issuance (unless the title insurer is claiming that it is under no obligation to issue such policy or (iii) the failure of Ameriquest to perform its obligations under the Master Mortgage Loan Pooling Agreement. The Depositor shall deliver or cause to be delivered to the Trustee promptly upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

     All original documents relating to the Mortgage Loans that are not delivered to the Trustee are and shall be held by or on behalf of the Servicer in trust for the benefit of the Trustee, on behalf of the Trust and for the benefit of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee.

     The Depositor herewith delivers to the Trustee and the Trust
Administrator an executed copy of the Mortgage Loan Purchase Agreement.

     SECTION 2.02.   Acceptance of REMIC I by Trustee.

     The Trustee acknowledges receipt, subject to the provisions of Section
2.01 and subject to any exceptions noted on the exception report described in the next paragraph below, a file for each Mortgage Loan and declares that it holds and will hold such documents and the other documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of "REMIC I" in trust for the exclusive use and benefit of all present and future Certificateholders.

     The Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File within 90 days of the Closing Date and to certify in substantially the form attached hereto as Exhibit C-1 that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in the exception report annexed thereto as not being covered by such certification),
(i) all documents constituting part of such Mortgage File (other than such documents described in Section 2.01(v)) required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, (iii) based on its examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) through (iii), (vi), (x)(A), (xi), (xii), (xiv), (xvi), (xvii), (xviii) and (xx) of the definition of "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. It is herein acknowledged that, in conducting such review, the Trustee was under no duty or obligation
(i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine whether they are genuine, enforceable, or appropriate for the represented purpose or whether they have actually been recorded or that they are other than what they purport to be on their face, or (ii) to determine whether any Mortgage File should include any of the documents specified in clause (v) of Section 2.01.

     Prior to the first anniversary date of this Agreement the Trustee shall deliver to the Depositor, the Servicer and the Trust Administrator a final certification in the form annexed hereto as Exhibit C-2 evidencing the completeness of the Mortgage Files, with any applicable exceptions noted thereon.

     If in the process of reviewing the Mortgage Files and making or preparing, as the case may be, the certifications referred to above, the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, at the conclusion of its review the Trustee shall so notify the Depositor, the Servicer and the Trust Administrator. In addition, upon the discovery by the Depositor, the Servicer, the Trust Administrator or the Trustee of a breach of any of the representations and warranties made by Ameriquest in the Master Mortgage Loan Pooling Agreement or the Seller in the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan which materially adversely affects such Mortgage Loan or the interests of the related Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.

     The Trustee shall, at the written request and expense of any Certificateholder, provide a written report to such Certificateholder of all Mortgage Files released to the Servicer for servicing purposes.

     SECTION 2.03.   Repurchase of Mortgage Loans by Ameriquest or the Seller.

          (a) Upon actual knowledge or receipt of notice that Ameriquest has not complied with the delivery requirements set forth in Exhibit C of the Master Mortgage Loan Pooling Agreement, or of the breach by Ameriquest of any representation or warranty under Section 3.01 or 3.03 of, the Master Mortgage Loan Pooling Agreement (attached hereto as Exhibit B) in respect of any Mortgage Loan that materially adversely affects the value of such Mortgage Loan or the interest therein of any of the Certificateholders, the Trustee and the Trust Administrator, as applicable, shall promptly notify Ameriquest, the Seller, the Depositor, the Servicer and the Trust Administrator of such non-compliance or breach and request that Ameriquest comply with such delivery requirements or cure such breach within 120 days from the date Ameriquest was notified of such non-compliance breach, and if Ameriquest does not deliver such missing document or cure such non-compliance or breach in all material respects during such period, the Trustee shall notify the Trust Administrator and the Trust Administrator shall enforce the obligations of Ameriquest under the Master Mortgage Loan Pooling Agreement to repurchase such Mortgage Loan from REMIC I at the Purchase Price within 120 days after the date on which Ameriquest discovered or was notified of such missing document, non-compliance or breach, if and to the extent that Ameriquest is obligated to do so under the Master Mortgage Loan Pooling Agreement. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release to Ameriquest the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as Ameriquest shall furnish to it and as shall be necessary to vest in Ameriquest any Mortgage Loan released pursuant hereto and upon doing so neither the Trustee nor the Trust Administrator shall have any further responsibility with regard to such Mortgage File. It is understood and agreed that the obligation of Ameriquest to cure or to repurchase any Mortgage Loan as to which Ameriquest has not complied with its delivery requirements under Exhibit C of the Master Mortgage Loan Pooling Agreement or as to which such a breach of a representation warranty under Section 3.01 or 3.02 of the Master Mortgage Loan Pooling Agreement has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee, the Trust Administrator and the Certificateholders.

     Ameriquest hereby agrees and covenants for the benefit of the Depositor, the Seller, the Trustee, the Trust Administrator and the Certificateholders to comply with the document delivery requirements of Exhibit C of the Master Mortgage Loan Pooling Agreement, and to cure any breach of a representation or warranty or repurchase any Mortgage Loan required to be repurchased pursuant to Section 3.01 or 3.03 of the Master Mortgage Loan Pooling Agreement.

          (b) Upon actual knowledge or receipt of notice of the breach by the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan that materially adversely affects the value of such Mortgage Loan or the interest therein of any of the Certificateholders, the Trustee and the Trust Administratior, as applicable, shall promptly notify the Seller, the Depositor, the Servicer and the Trust Administrator of such breach and request that the Seller cure such breach within 120 days from the date the Seller was notified of such breach and if the Seller does not cure such breach in all material respects during such period, the Trustee shall notify the Trust Administrator and the Trust Administrator shall enforce the obligations of the Seller under the Mortgage Loan Purchase Agreement to repurchase such Mortgage Loan from REMIC I at the Purchase Price within 120 days after the date on which the Seller discovered or was notified of such breach, if and to the extent that the Seller is obligated to do so under the Mortgage Loan Purchase Agreement; provided, however, that notwithstanding anything set forth in this Section 2.03(b), the Seller will have no obligation to cure any breach or repurchase any Mortgage Loan after a breach of a representation as described in this Section 2.03(b) if such breach also constitutes a breach described in Section 2.03(a).

          (c) Within 90 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.05 which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan or Prepayment Charge, the Servicer shall cure such breach in all material respects.

     SECTION 2.04.   [Reserved].

     SECTION 2.05.   Representations, Warranties and Covenants of the Servicer.

     The Servicer hereby represents, warrants and covenants to the Trust Administrator and the Trustee, for the benefit of each of the Trustee, the Trust Administrator, the Certificateholders and the Depositor that as of the Closing Date or as of such date specifically provided herein:

          (a) Due Organization and Authority. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

          (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

          (c) No Conflicts. Neither the execution and delivery of this Agreement or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any legal restriction or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

          (d) Ability to Service. The Servicer is an approved seller/servicer of residential mortgage loans for Fannie Mae or Freddie Mac and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac.

          (e) Reasonable Servicing Fee. The Servicer acknowledges and agrees that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

          (f) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

          (g) No Litigation Pending. There is no action, suit, proceeding or investigation pending or to the best of the Servicer's knowledge threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement.

          (h) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the Mortgage Loans or the consummation of the transactions contemplated by this Agreement.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.05 shall survive delivery of the Mortgage Files to the Trustee and shall inure to the benefit of the Trust Administrator, the Trustee, the Depositor and the Certificateholders. Upon discovery by any of the Depositor, the Servicer, the Trust Administrator or the Trustee of a breach of any of the foregoing representations, warranties and covenants which materially and adversely affects the value of any Mortgage Loan, Prepayment Charge or the interests therein of the Certificateholders, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the Trust Administrator and the Trustee. Upon discovery by or notice to the Servicer of any breach of a representation or warranty, the Servicer shall use its best efforts to cure such breach in all material respects and, if such breach cannot be cured within 120 days of discovery by or notice to the Servicer, the Servicer shall repurchase such Mortgage Loan at the Purchase Price pursuant to
Section 2.03(a). Subject to Section 7.01, the obligation of the Servicer set forth in Section 2.03(c) to cure breaches shall constitute the sole remedy against the Servicer available to the Certificateholders, the Depositor or the Trust Administrator and the Trustee on behalf of the Certificateholders respecting a breach of the representations, warranties and covenants contained in this Section 2.05.

     [SECTION 2.06. Conveyance of Uncertificated REMIC Regular Interests and Acceptance of REMIC II by the Trustee; Issuance of Certificates.

          (a) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests for the benefit of the holders of the Regular Certificates and the Class R-II Interest. The Trustee acknowledges receipt of the REMIC I Regular Interests (which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Regular Interests and the Class R-II Interest. The interests evidenced by the Class R-II Interest, together with the Regular Certificates, constitute the entire beneficial ownership interest in REMIC II.

          (b) Concurrently with (i) the assignment and delivery to the Trustee of REMIC I (including the Residual Interest therein represented by the Class R-I Interest) and the acceptance by the Trustee thereof, pursuant to Section 2.01, Section 2.02 and Section 2.06(a) and (ii) the assignment and delivery to the Trustee of REMIC II (including the Residual Interest therein represented by the Class R-II Interest) and the acceptance by the Trustee thereof, pursuant to Section 2.06(b), and the acceptance by the Trustee thereof, pursuant to Section 2.06(d) the Trust Administrator, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, authenticated and delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations evidencing the Class R-I Interest and the Class R-II Interest.]

     SECTION 2.07.   Establishment of the Trust.

     The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as ACE Securities Corp., Home Equity Loan Trust, Series 2001-AQ1 and does hereby appoint U.S. Bank National Association, as Trustee in accordance with the provisions of this Agreement and as custodian or agent for the Trust and does hereby appoint Bankers Trust Company of California, N.A., as Trust Administrator to perform certain duties in accordance with the provisions of this Agreement, in such capacity on behalf of the Trust. The Trustee does hereby authorize the Trust Administrator to take, on behalf of the Trust and in the name of the Trustee, all actions required under Section 2.03 to enforce repurchase obligations. The Trust shall not be merged with or into any other Person provided that the Trust Fund may be liquidated or sold pursuant to the terms of this Agreement.

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF THE TRUST FUND

     SECTION 3.01.   Servicer to Act as Servicer.

     The Servicer shall service and administer the Mortgage Loans on behalf of the Trust and in the best interests of and for the benefit of the Certificateholders (as determined by the Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, Accepted Servicing Practices but without regard to:

          (i) any relationship that the Servicer or any Affiliate of the Servicer may have with the related Mortgagor;

          (ii) the ownership of any Certificate by the Servicer or any Affiliate of the Servicer;

          (iii) the Servicer's obligation to make P&I Advances or Servicing Advances; or

          (iv) the Servicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

     To the extent consistent with the foregoing, the Servicer shall also seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer in its own name is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trust, the Certificateholders and the Trustee or any of them, and upon notice to the Trustee and the Trust Administrator, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee, for the benefit of the Trust and the Certificateholders. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.17, the Trustee shall execute, at the written request of the Servicer, and furnish to the Servicer any special or limited powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder and the Trustee shall not be liable for the actions of the Servicer under such powers of attorney.

     In accordance with the Accepted Servicing Practices, the Servicer shall make or cause to be made Servicing Advances as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. Any cost incurred by the Servicer in effecting the payment of taxes and assessments on a Mortgaged Property shall not, for the purpose of calculating the Stated Principal Balance of a Mortgage Loan or distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

     Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.03) and the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (unless, as provided in Section 3.07, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) or any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any of the REMICs created hereunder to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

     Notwithstanding anything in this Agreement to the contrary, in the event of a voluntary Principal Prepayment in full of a Mortgage Loan, the Servicer may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i) the Servicer determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge and Accepted Servicing Practices, or (ii)(A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law.

     Promptly upon the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of the covenant of the Servicer set forth in the preceding paragraph which materially and adversely affects the interests of the Holders of the Class X/N Certificates in any Prepayment Charge, the Servicer shall promptly pay the amount of the Prepayment Charge waived in breach of the covenant of the Servicer set forth in the preceding paragraph (or such portion thereof as had been waived in breach of such covenant), for the benefit of the holders of the Class X/N Certificates, by depositing such amount into the Collection Account for distribution in accordance with the terms of this Agreement.

     With respect to each Mortgage Loan which is the subject of a voluntary Principal Prepayment in full, which prepayment is not accompanied by the payment of a Prepayment Charge, the Trust Administrator shall verify that such Mortgage Loan was identified on the Mortgage Loan Schedule as not being subject to a Prepayment Charge or was otherwise waived by the Servicer in accordance with this Section 3.01.

     The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement.

          SECTION 3.02. Sub-Servicing Agreements Between Servicer and Sub-Servicers.

     The Servicer may arrange for the subservicing of any Mortgage Loan by a Sub-Servicer pursuant to a Sub-Servicing Agreement; provided that such sub-servicing arrangement and the terms of the related Sub-Servicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Sub-Servicer or reference to actions taken through a Servicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trust, the Trustee, the Trust Administrator and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. Every Sub-Servicing Agreement entered into by the Servicer shall contain a provision giving the successor Servicer the option to terminate such agreement in the event a successor Servicer is appointed. All actions of each Sub-Servicer performed pursuant to the related Sub-Servicing Agreement shall be performed as an agent of the Servicer with the same force and effect as if performed directly by the Servicer.

     For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Sub-Servicer regardless of whether such payments are remitted by the Sub-Servicer to the Servicer.

     SECTION 3.03.   Successor Sub-Servicers.

     The Servicer shall be entitled to terminate any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Sub-Servicing Agreement with a successor Sub-Servicer which qualifies under
Section 3.02.

     Any Sub-Servicing Agreement shall include the provision that such agreement may be immediately terminated by the Trust Administrator or the Trustee (if the Trust Administrator or the Trustee is acting as Servicer) without fee, in accordance with the terms of this Agreement, in the event that the Servicer (or the Trust Administrator or the Trustee, if it is then acting as Servicer) shall, for any reason, no longer be the Servicer (including termination due to a Servicer Event of Default).

     SECTION 3.04. No Contractual Relationship Between Sub-Servicer, Trust Administrator, Trustee or the Certificateholders.

     Any Sub-Servicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer shall be deemed to be between the Sub-Servicer and the Servicer alone and the Trust Administrator, the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Sub-Servicer except as set forth in Section 3.05.

     SECTION 3.05. Assumption or Termination of Sub-Servicing Agreement by Trust Administrator.

     In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Trust Administrator pursuant to Section 7.02 or another successor Servicer, it is understood and agreed that the Servicer's rights and obligations under any Sub-Servicing Agreement then in force between the Servicer and a Sub-Servicer shall be assumed simultaneously by the Trust Administrator or another successor Servicer without act or deed on the part of the Trust Administrator; provided, however, that the Trust Administrator or any other successor Servicer may terminate the Sub-Servicer.

     The Servicer shall, upon the reasonable request of the Trust Administrator, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Sub-Servicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

     SECTION 3.06.   [Reserved].

     SECTION 3.07.   Collection of Certain Mortgage Loan Payments.

     The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or, if applicable, penalty interest or (ii) extend the due dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided that any extension pursuant to this clause shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section
3.01 may waive, modify or vary any term of such Mortgage Loan (including modifications that change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan (such payment, a "Short Pay-off"), or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action). The Servicer may only waive a Prepayment Charge pursuant to Section 3.01.

     SECTION 3.08.   Primary Mortgage Insurance.

     For all PMI Insured Mortgage Loans:

     (a) The Servicer agrees to prepare and present all claims under the PMI Policy in a timely fashion in accordance with the terms thereof and to take such reasonable action as shall be necessary to permit recovery under the PMI Policy respecting a defaulted PMI Insured Mortgage Loan.

     (b) In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.15, the Servicer shall promptly notify the PMI Insurer under the PMI Policy of such assumption or substitution of liability in accordance with the terms of the PMI Policy and shall take all actions which may be required by the PMI Insurer as a condition to the continuation of coverage under the PMI Policy.

     (c) Any amounts collected by the Servicer under the PMI Policy claim shall be deposited in the Custodial Account pursuant to Section 3.10(a)(iii) and subject to withdrawal pursuant to Section 3.11. On each Servicer Remittance Date, the Servicer shall withdraw from the Collection Account, the amount of the PMI Policy Premiums payable in respect of all PMI Insured Mortgage Loans and shall remit such premiums to the PMI Insurer when and as the same shall be due and payable. The Servicer shall not be obligated to advance from its own funds as a Servicing Advance any PMI Policy Premium for any defaulted PMI Insured Mortgage Loans.

     (d) In the event of a default by the PMI Insurer under the PMI Policy (a "Replacement Event"), the Servicer shall use commercially reasonable efforts to obtain a substitute PMI Policy on the following terms and conditions: (i) the Certificates shall be rated no lower than the rating assigned by each Rating Agency to the Certificates immediately prior to such Replacement Event, as evidenced by a letter from each Rating Agency addressed to the Servicer, the Trustee and the Trust Administrator, (ii) the timing and mechanism for drawing on such new substitute PMI Policy shall be reasonably acceptable to the Servicer, the Trustee and the Trust Administrator and (iii) the premiums under the proposed substitute PMI Policy shall not exceed such premiums under the existing PMI Policy. Any cost incurred to obtain a substitute PMI Policy shall be immediately reimbursable from the Collection Account.

     (e) On or before June 15, 2001, the Servicer will confirm with the PMI Insurer that each of the PMI Insured Mortgage Loans identified on the Mortgage Loan Schedule is covered under the PMI Policy and shall provide written notification to the Trustee and the Trust Aministrator of confirmation.

     SECTION 3.09. Collection of Taxes, Assessments and Similar Items; Servicing Accounts.

     The Servicer shall establish and maintain one or more accounts (the "Servicing Accounts"), into which all collections from the Mortgagors subject to a voluntary escrow agreement for the payment of taxes, and fire, flood, and hazard insurance premiums on behalf of the Mortgagors ("Escrow Payments") shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. The Servicer shall deposit in the Servicing Accounts on a daily basis and in no event later than the three calendar days after receipt, and retain therein, all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting the timely payment of any such items as required under the terms of the related escrow agreement. Withdrawals of amounts from a Servicing Account may be made only to (i) effect timely payment of Escrow Payments; (ii) reimburse the Servicer out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.14 (with respect to fire, flood and hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; (v) pay the Servicer any net interest or investment income earned on funds on deposit in the Servicing Account or (vi) clear and terminate the Servicing Account at the termination of the Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement in accordance with Article IX. As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. Notwithstanding the foregoing, the Servicer shall not be obligated to collect Escrow Payments if the related Mortgage Loan does not require such payments but the Servicer shall nevertheless be obligated to make Servicing Advances as provided in
Section 3.01. In the event the Servicer shall deposit in the Servicing Accounts any amount not required to be deposited therein, it may at any time withdraw such amount from the Servicing Accounts, any provision to the contrary notwithstanding.

     SECTION 3.10.   Collection Account and Distribution Account.

          (a) On behalf of the Trust Fund, the Servicer shall establish and maintain one or more accounts (such account or accounts, the "Collection Account"), held in trust for the benefit of the Trustee, the Trust and the Certificateholders. The Collection Account shall be an Eligible Account. On behalf of the Trust Fund, the Servicer shall deposit or cause to be deposited in the Collection Account on a daily basis and in no event later than three calendar days after receipt, as and when received or as otherwise required hereunder, the following payments and collections received or made by it on or subsequent to the Cut-off Date:

          (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

          (ii) all payments on account of interest (net of the related Servicing Fee) on each Mortgage Loan;

          (iii) all Insurance Proceeds and Liquidation Proceeds (other than proceeds collected in respect of any particular REO Property and amounts paid by the Servicer in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 9.01);

          (iv) any amounts required to be deposited pursuant to Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

          (v) any amounts required to be deposited by the Servicer pursuant to the second paragraph of Section 3.14(a) in respect of any blanket policy deductibles;

          (vi) any Purchase Price or Substitution Shortfall Amount delivered to the Servicer and all proceeds (net of amounts payable or reimbursable to the Servicer) of Mortgage Loans purchased in accordance with Section 9.01; and

          (vii) any Prepayment Charges or amounts required to be deposited by the Servicer in connection with a breach of its obligations under Section
     3.01 with respect to the waiver of Prepayment Charges.

     The foregoing requirements for deposit in the Collection Accounts shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees or other similar fees need not be deposited by the Servicer in the Collection Account. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

          (b) On behalf of the Trust, the Trust Administrator, as agent for the Trustee, shall establish and maintain one or more accounts (such account or accounts, the "Distribution Account"), held in trust for the benefit of the Trustee, the Trust and the Certificateholders. On behalf of the Trust, the Servicer shall deliver to the Trust Administrator in immediately available funds for deposit in the Distribution Account on or before 5:00 p.m. New York time on the Servicer Remittance Date, (a) from amounts on deposit in the Collection Account, an amount up to the Cap Premium, (b) that portion of the Available Distribution Amount (calculated without regard to the references in clause (2) of the definition thereof to amounts that may be withdrawn from the Distribution Account) for the related Distribution Date then on deposit in the Collection Account and (c) the amount of all Prepayment Charges collected by the Servicer in connection with the Principal Prepayment of any of the Mortgage Loans (including the amount of any payment by the Servicer in respect of a waived Prepayment Charge, other than as permitted in Section 3.01) then on deposit in the Collection Account.

          (c) Funds in the Collection Account and the Distribution Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Trustee and the Trust Administrator of the location of the Collection Account maintained by it when established and prior to any change thereof. The Trust Administrator shall give notice to the Servicer, the Trustee and the Depositor of the location of the Distribution Account when established and prior to any change thereof.

          (d) Funds held in the Collection Account at any time may be delivered by the Servicer in immediately available funds to the Trust Administrator for deposit in the Distribution Account. In the event the Servicer shall deliver to the Trust Administrator for deposit in the Distribution Account any amount not required to be deposited therein, it may at any time request that the Trust Administrator withdraw such amount from the

Distribution Account and remit to it any such amount, any provision herein to the contrary notwithstanding. In no event shall the Trust Administrator incur liability as a result of withdrawals from the Distribution Account at the direction of the Servicer in accordance with the immediately preceding sentence. In addition, the Servicer shall deliver to the Trust Administrator from time to time for deposit in the Distribution Account the amounts set forth in clauses (i) through (v) below:

          (i) any P&I Advances, as required pursuant to Section 4.03;

          (ii) any amounts required to be deposited pursuant to Section 3.23(d) or (f) in connection with any REO Property;

          (iii) any amounts to be paid in connection with a purchase of Mortgage Loans and REO Properties pursuant to Section 9.01;

          (iv) any amounts required to be deposited pursuant to Section 3.24 in connection with any Prepayment Interest Shortfalls; and

          (v) any Stayed Funds, as soon as permitted by the federal bankruptcy court having jurisdiction in such matters.

          (e) Promptly upon receipt of any Stayed Funds, whether from the Servicer, a trustee in bankruptcy, or federal bankruptcy court or other source, the Trust Administrator shall notify the Servicer of such receipt and deposit such funds in the Distribution Account, subject to withdrawal thereof as permitted hereunder. In addition, the Servicer shall deliver to the Trust Administrator for deposit in the Distribution Account any amounts required to be deposited pursuant to Section 3.12 in connection with losses realized on Permitted Investments with respect to funds held in the Collection Account.

     SECTION 3.11. Withdrawals from the Collection Account and Distribution Account.

          (a) The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in
Section 4.03:

          (i) to remit to the Trust Administrator for deposit in the Distribution Account the amounts required to be so remitted pursuant to
     Section 3.10(b) or permitted to be so remitted pursuant to the first sentence of Section 3.10(d);

          (ii) subject to Section 3.16(d), to reimburse the Servicer for P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Monthly Payments on Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.03;

          (iii) subject to Section 3.16(d), to pay the Servicer any unpaid Servicing Fees and reimburse the Servicer any unreimbursed Servicing Advances with respect to each Mortgage Loan, but with respect to unreimbursed Servicing Advances only to the extent of any Liquidation Proceeds and Insurance Proceeds received with respect to such Mortgage Loan;

          (iv) to pay to the Servicer as servicing compensation (in addition to the Servicing Fee) on the Servicer Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

          (v) to pay to the Servicer, the Depositor or Ameriquest, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.03 or Section 3.16(c) all amounts received thereon not included in the Purchase Price;

          (vi) to reimburse the Servicer for any P&I Advance or Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance in accordance with the provisions of Section 4.03;

          (vii) to reimburse the Servicer or the Depositor for expenses incurred by or reimbursable to the Servicer or the Depositor, as the case may be, pursuant to Section 6.03;

          (viii) to reimburse the Servicer, the Trust Administrator or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under
     Section 2.03 or Section 2.04 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation;

          (ix) to pay, or to reimburse the Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to
     Section 3.16(b);

          (x) to pay the PMI Insurer the PMI Policy Premium under the PMI Policy; and

          (xi) to clear and terminate the Collection Account pursuant to
     Section 9.01.

     The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (ii), (iii), (v), (vi), (viii) and (ix) above. The Servicer shall provide written notification to the Trustee and the Trust Administrator, on or prior to the next succeeding Servicer Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclauses (vi) and (vii) above.

          (b) The Trust Administrator shall, from time to time, make withdrawals from the Distribution Account, for any of the following purposes, without priority:

     (i) to make distributions to Certificateholders in accordance with
Section 4.01;

     (ii) to pay to itself and the Trustee amounts to which it is entitled pursuant to Section 8.05;

     (iii) to pay to itself any interest or investment income earned on funds deposited in the Distribution Account pursuant to Section 3.12(b);

     (iv) to reimburse itself pursuant to Section 7.02;

     (v) to pay any amounts in respect of taxes pursuant to Section 10.01(g)(iii); and

     (vi) to clear and terminate the Distribution Account pursuant to Section 9.01.

     SECTION 3.12.  Investment of Funds in the Investment Accounts.

          (a) The Servicer may direct, by means of written directions (which may be standing directions), any depository institution maintaining the Collection Account to invest the funds in the Collection Account and the Trust Administrator may direct the investment of funds in the Distribution Account (each, for purposes of this Section 3.12, an "Investment Account") in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Trust Administrator is the obligor thereon, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Trust Administrator is the obligor thereon. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds shall be made in the name of the Trust Administrator (in its capacity as such) or in the name of a nominee of the Trust Administrator. The Trust Administrator shall be entitled to sole possession over each such investment (except with respect to investment direction of funds held in the Collection Account) and, subject to subsection
(b) below, the income thereon, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trust Administrator or its agent, together with any document of transfer necessary to transfer title to such investment to the Trust Administrator or its nominee. In the event amounts on deposit in the Collection Account are at any time invested in a Permitted Investment payable on demand, the Trust Administrator shall at the direction of the Servicer:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand payment of all amounts due thereunder promptly upon determination by a Responsible Officer of the Trust Administrator that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

          (b) All income and gain realized from the investment of funds deposited in the Collection Account held by or on behalf of the Servicer or the Trustee, shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section 3.11. The Servicer shall deposit in the Collection Account the amount of any loss incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss. All income and gain realized from the investment of funds deposited in the Distribution Account shall be for the benefit of the Trust Administrator. The Trust Administrator shall deposit in the Distribution Account the amount of any loss incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss.

          (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trust Administrator may and, subject to Section 8.01 and
Section 8.02(v), shall, at the written direction of the Servicer, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

          (d) In the absence of written direction to the Trust Administrator from the Servicer, all funds on deposit in the Collection Account shall remain uninvested.

     SECTION 3.13.   [Reserved].

     SECTION 3.14. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

          (a) The terms of each Mortgage Note require the related Mortgagor to maintain the fire, flood (where applicable) and hazard insurance policies. To the extent such policies are not maintained, the Servicer shall cause to be maintained for each Mortgaged Property fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of the current principal balance of such Mortgage Loan and the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such Mortgaged Property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire and hazard insurance on each REO Property with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such Mortgaged Property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property or amounts to be released to the Mortgagor in accordance with Accepted Servicing Practices and the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and the Mortgagor fails to maintain flood insurance, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the least of (i) the unpaid principal balance of the related Mortgage Loan, (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program) and (iii) the replacement value of the Mortgaged Property.

     In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of A:X or better in Best's Key Rating Guide insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.14, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.14, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee, the Trust and the Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

          (b) The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of its respective obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Servicer, has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall each also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Servicer, has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer, has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Trustee and the Trust Administrator.

     SECTION 3.15.   Enforcement of Due-on-Sale Clauses; Assumption Agreements.

     The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the

Servicer shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the then current underwriting criteria of the Servicer for mortgage loans similar to the Mortgage Loans. In connection with any assumption or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy. Any fee collected by the Servicer in respect of an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Trustee and the Trust Administrator that any such substitution or assumption agreement has been completed by forwarding to the Trust Administrator (with a copy to the Trustee) the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.15, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

     SECTION 3.16.   Realization Upon Defaulted Mortgage Loans.

          (a) The Servicer shall use Accepted Servicing Practices to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that such costs and expenses will be recoverable as Servicing Advances by the Servicer as contemplated in Sections 3.11 and 3.23. The foregoing is subject to the provision that, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion that such restoration will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself for such expenses.

          (b) Notwithstanding the foregoing provisions of this Section 3.16 or any other provision of this Agreement, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Servicer shall not, on behalf of the Trust, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action with respect to, such Mortgaged Property, if, as a result of any such action, the Trust, the Trustee, the Trust Administrator or the Certificateholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a written report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

               (A) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Trust Fund to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

               (B) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Trust Fund to take such actions with respect to the affected Mortgaged Property.

     The cost of the environmental audit report contemplated by this Section
3.16 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Section 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

     If the Servicer determines, as described above, that it is in the best economic interest of the Trust Fund to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Trust Fund. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Collection Account as provided in Sections 3.11(a)(iii) or 3.11(a)(ix), such right of reimbursement being prior to the rights of Certificateholders to receive any amount in the Collection Account received in respect of the affected Mortgage Loan or other Mortgage Loans.

          (c) The Servicer shall have the right to purchase from REMIC I any defaulted Mortgage Loan that is 90 days or more delinquent, which the Servicer determines in good faith will otherwise become subject to foreclosure proceedings (evidence of such determination to be delivered in writing to the Trust Administrator and the Trustee, in form and substance satisfactory to the Servicer, the Trust Administrator and the Trustee prior to purchase), at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account, and the Trust Administrator, upon receipt of written certification from the Servicer of such deposit, shall release or cause to be released to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Servicer shall furnish and as shall be necessary to vest in the Servicer title to any Mortgage Loan released pursuant hereto.

          (d) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds, in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and P&I Advances, pursuant to Section 3.11(a)(ii) or (a)(iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Servicer as follows: first, to all unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer pursuant to Section 3.11(a)(iii). The portion of the recovery allocated to interest (net of unpaid Servicing Fees) and the portion of the recovery allocated to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Servicer for any related unreimbursed P&I Advances in accordance with Section 3.11(a)(ii) and any other amounts reimbursable to the Servicer pursuant to Section 3.11, and second, as part of the amounts to be transferred to the Distribution Account in accordance with Section 3.10(b).

     SECTION 3.17.   Trustee to Cooperate; Release of Mortgage Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will notify the Trust Administrator and the Trustee by a certification in the form of Exhibit E-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage File to the Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account or the Distribution Account.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a Request for Release in the form of Exhibit E-l, release the related Mortgage File to the Servicer, and the Trustee or the Servicer as attorney-in-fact of the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer of the Servicer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer of the Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee to the Servicer.

     Upon written certification of a Servicing Officer of the Servicer, the Trustee shall execute and deliver to the Servicer, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. So long as no Servicing Termination Event shall have occurred and be continuing, the Servicer shall have the right to execute any and all such court pleadings, requests and other documents as attorney-in-fact for, and on behalf of the Trustee.

     SECTION 3.18.   Servicing Compensation.

     As compensation for the activities of the Servicer, hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan payable from payments of interest in respect of such Mortgage Loan, subject to Section 3.24. In addition, the Servicer shall be entitled to recover unpaid Servicing Fees to the extent permitted by Section 3.11(a)(iii) and out of amounts derived from the operation and sale of an REO Property to the extent permitted by Section 3.23. Except as set forth in Section 6.04 hereof, the right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement to the extent permitted herein.

     Additional servicing compensation in the form of assumption fees, late payment charges and other miscellaneous fees (other than Prepayment Charges) shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to
Section 3.09(v) to withdraw from the Servicing Account and Section 3.11(a)(iv) to withdraw from the Collection Account, as additional servicing compensation, interest or other income earned on deposits therein, subject to Section 3.12. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

     SECTION 3.19. Reports to the Trust Administrator and the Trustee; Collection Account Statements.

     Not later than thirty days after each Distribution Date, the Servicer shall forward to the Trust Administrator, the Trustee and the Depositor a statement prepared by the institution at which the Collection Account is maintained setting forth the status of the Collection Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Collection Account of each category of deposit specified in Section 3.10(a) and each category of withdrawal specified in Section 3.11. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder and to any Person identified to the Trust Administrator as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trust Administrator.

     SECTION 3.20.   Statement as to Compliance.

     The Servicer will deliver to, the Trust Administrator, the Trustee and the Depositor not later than April 30th of each year commencing in 2002, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of any such statement shall be provided by the Trust Administrator to any Certificateholder and to any Person identified to the Trust Administrator as a prospective transferee of a Certificate, upon request at the expense of the requesting party, provided such statement is delivered by the Servicer to the Trust Administrator.

     SECTION 3.21.   Independent Public Accountants' Servicing Report.

     Not later than April 30th of each year commencing in 2002, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Servicer a report stating that
(i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed fiscal year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the

American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. No later than April 30th of each year, the Servicer shall furnish a copy of such report to the Trust Administrator, the Trustee and each Rating Agency. Copies of such statement shall be provided by the Trust Administrator to any Certificateholder upon request at the Certificateholder's expense, provided that such statement is delivered by the Servicer to the Trust Administrator.

     SECTION 3.22.   Access to Certain Documentation.

     The Servicer shall provide to the Office of Thrift Supervision, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to the documentation regarding the Mortgage Loans required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it. In addition, access to the documentation regarding the Mortgage Loans will be provided to any Certificateholder, the Trustee, the Trust Administrator and to any Person identified to the Servicer, as a prospective transferee of a Certificate, upon reasonable request during normal business hours at the offices of the Servicer designated by it at the expense of the Person requesting such access. In each case access to documentation may be conditioned upon the requesting party's acknowledgment in writing of a confidentiality agreement regarding any information that is required to remain confidential under the Gramm-Leach -Bliley Act of 1999.

     SECTION 3.23.   Title, Management and Disposition of REO Property.

          (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trustee, or its nominee, on behalf of the Trust and for the benefit of the Certificateholders. The Servicer, on behalf of REMIC I, shall either sell any REO Property by the close of the third calendar year following the calendar year in which REMIC I acquires ownership of such REO Property for purposes of Section 860(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Servicer had delivered to the Trust Administrator and the Trustee an Opinion of Counsel, addressed to the Trust Administrator, the Trustee and the Depositor, to the effect that the holding by REMIC I of such REO Property subsequent to three years after its acquisition will not result in the imposition on any Trust REMIC created hereunder of taxes on "prohibited transactions" thereof, as defined in Section 860F of the Code, or cause any Trust REMIC hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any Trust REMIC created hereunder of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

          (b) The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets in the Collection Account.

          (c) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its Affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders. In connection therewith, the Servicer shall deposit, or cause to be deposited, on a daily basis and in no event later than three calendar days after receipt in the Collection Account all revenues received by it with respect to an REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of such REO Property including, without limitation:

          (i) all insurance premiums due and payable in respect of such REO Property;

          (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon; and

          (iii) all costs and expenses necessary to maintain such REO
     Property.

To the extent that amounts on deposit in the Collection Account with respect to an REO Property are insufficient for the purposes set forth in clauses (i) through (iii) above with respect to such REO Property, the Servicer shall advance from its own funds such amount as is necessary for such purposes if, but only if, the Servicer would make such advances if the Servicer owned the REO Property and if in the Servicer's judgment, the payment of such amounts will be recoverable from the rental or sale of the REO Property.

     Subject to compliance with applicable laws and regulations as shall at any time be in force, and notwithstanding the foregoing, the Servicer shall not:

          (i) permit the Trust Fund to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

          (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

          (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of Section 856(e)(4)(B) of the Code; or

          (iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust Fund;

unless, in any such case, the Servicer has obtained an Opinion of Counsel, provided to the Servicer, the Trust Administrator and the Trustee, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by REMIC I, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

     The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

          (i) the terms and conditions of any such contract shall not be inconsistent herewith;

          (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

          (iii) none of the provisions of this Section 3.23(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Trust and for the benefit of the Certificateholders with respect to the operation and management of any such REO Property; and


          (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer's compensation pursuant to Section 3.18 is sufficient to pay such fees.

          (d) In addition to the withdrawals permitted under Section 3.23(c), the Servicer may from time to time make withdrawals from the Collection Account for any REO Property: (i) to pay itself unpaid Servicing Fees in respect of the related Mortgage Loan; and (ii) to reimburse itself or any Sub-Servicer for unreimbursed Servicing Advances and P&I Advances made in respect of such REO Property or the related Mortgage Loan. On the Servicer Remittance Date, the Servicer shall withdraw from Collection Account maintained by it and deposit into the Distribution Account in accordance with
Section 3.10(d)(ii), for distribution on the related Distribution Date in accordance with Section 4.01, the income from the related REO Property received during the prior calendar month, net of any withdrawals made pursuant to Section 3.23(c) or this Section 3.23(d).

          (e) Subject to the time constraints set forth in Section 3.23(a), each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its Accepted Servicing Practices.

          (f) The proceeds from the REO Disposition, net of any amount required by law to be remitted to the Mortgagor under the related Mortgage Loan and net of any payment or reimbursement to the Servicer as provided above, shall be deposited in the Distribution Account in accordance with
Section 3.10(d)(ii) on the Servicer Remittance Date in the month following the receipt thereof for distribution on the related Distribution Date in accordance with Section 4.01. Any REO Disposition shall be for cash only (unless changes in the REMIC Provisions made subsequent to the Startup Day allow a sale for other consideration).

          (g) The Servicer shall file information returns with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code, respectively. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

     SECTION 3.24. Obligations of the Servicer in Respect of Prepayment Interest Shortfalls.

     The Servicer shall deliver to the Trust Administrator for deposit into the Distribution Account on or before 5:00 p.m. New York time on the Servicer Remittance Date from its own funds an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls attributable to prepayments in full for the related Distribution Date resulting solely from Principal Prepayments received by the Servicer during the related Collection Period and
(ii) its aggregate Servicing Fee for the most recently ended Prepayment Period. The Servicer shall not have the right to reimbursement for any amounts remitted to the Trust Administrator in respect of this Section 3.24 (unless such amounts were remitted in error). The Servicer shall not be obligated to pay the amounts set forth in this Section 3.24 with respect to Relief Act Interest Shortfalls.

     SECTION 3.25.   [Reserved].

     SECTION 3.26. Obligations of the Servicer in Respect of Mortgage Rates and Monthly Payments.

     In the event that a shortfall in any collection on or liability with respect to any Mortgage Loan results from or is attributable to adjustments to Mortgage Rates, Monthly Payments or Stated Principal Balances that were made by the Servicer in a manner not consistent with the terms of the related Mortgage Note and this Agreement, the Servicer, upon discovery or receipt of notice thereof, immediately shall deliver to the Trust Administrator for deposit in the Distribution Account from its own funds the amount of any such shortfall and shall indemnify and hold harmless the Trust Fund, the Trust Administrator, the Trustee, the Depositor and any successor Servicer in respect of any such liability. Such indemnities shall survive the termination or discharge of this Agreement.

SECTION 3.27.     Advance Facility.

          (a) The Servicer is hereby authorized to enter into a facility with any Person which provides that such Person (an "Advancing Person") may fund P&I Advances and/or Servicing Advances under this Agreement, although no such facility shall reduce or otherwise affect the Servicer's obligation to fund such P&I Advances and/or Servicing Advances. To the extent that an Advancing Person funds any P&I Advance or any Servicing Advance and provides the Trustee and Trust Administrator with notice acknowledged by the Servicer that such Advancing Person is entitled to reimbursement directly from the Trust Fund pursuant to the terms of the Advance Facility, such Advancing Person shall be entitled to receive reimbursement pursuant to this Agreement for such amount to the extent provided in Section 3.27(b). Such notice from the Advancing Person must specify the amount of the reimbursement, the Section of this Agreement that permits the applicable P&I Advance or Servicing Advance to be reimbursed and the section(s) of the Advance Facility that entitle the Advancing Person to request reimbursement from the Trust Fund, rather than the Servicer. The Trust Fund shall have no duty or liability with respect to any calculation of any reimbursement to be paid to an Advancing Person and shall be entitled to rely without independent investigation on the Advancing Person's notice provided pursuant to this Section 3.27. An Advancing Person whose obligations hereunder are limited to the funding of P&I Advances and/or Servicing Advances shall not be required to meet the qualifications of a Sub-Servicer pursuant to Section 3.02 hereof.

          (b) If an Advancing Person is entitled to reimbursement for any particular P&I Advance or Servicing Advance as set forth in Section 3.27(a), then the Servicer shall not be permitted to reimburse itself therefor under
Section 3.11, but instead the Servicer shall include such amounts in the applicable remittance to the Trust Administrator made pursuant to Section 3.10 to the extent of amounts on deposit in the Collection Account on the related Servicer Remittance Date. The Trust Administrator is hereby authorized to pay to an Advancing Person reimbursements for P&I Advances and Servicing Advances from the Distribution Account to the same extent the Servicer would have been permitted to reimburse itself for such P&I Advances and/or Servicing Advances in accordance with Section 3.11, as the case may be, had the Servicer made such P&I Advance or Servicing Advance from its own funds.

                                  ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

     SECTION 4.01.   Distributions.

          (a) (A) On each Distribution Date, the Trust Administrator shall (a) first, withdraw from the Distribution Account an amount up to the Cap Premium for payment to the Counterparty pursuant to the Cap Contract and pay such amount to the Counterparty, (b) second, from amounts remaining on deposit in the Distribution Account, the Trust Administrator shall withdraw any amount payable to an Advancing Person pursuant to Section 3.27, and (c) third, from amounts remaining on deposit in the Distribution Account, an amount equal to the Available Distribution Amount on such Distribution Date consisting of the Interest Remittance Amount and make the following disbursements and transfers in the order of priority described below, in each case to the extent of the Interest Remittance Amount remaining for such Distribution Date:

          first, to pay concurrently to the Class A-1 Certificates and the Class A-IO Certificates, the Senior Interest Distribution Amount for such Distribution Date, pro rata, based on their respective Accrued Certificate Interest for such Distribution Date;

          second, to the Holders of the Class M-1 Certificates, the related Interest Distribution Amount for such Class for such Distribution Date; and

          third, to the Holders of the Class M-2 Certificates, the related Interest Distribution Amount for such Class for such Distribution Date.

          (B) On each Distribution Date, the Trust Administrator shall withdraw from the Distribution Account an amount equal to the Basic Principal Distribution Amount and distribute to the Certificateholders the following amounts, in the following order of priority:

          (i) On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Basic Principal Distribution Amount shall be distributed in the following order of priority;

          first, to the Holders of the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

          second, to the Holders of the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

          third, to the Holders of the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

          (ii) On each Distribution Date (a) on or after the Stepdown Date and
     (b) on which a Trigger Event is not in effect, the Basic Principal Distribution Amount shall be distributed in the following order of priority;

          first, to the Class A-1 Certificates, the lesser of (x) the Basic Principal Distribution Amount and (y) the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero;

          second, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Holders of the Class A-1 Certificates pursuant to clause first above and (y) the Class M-1 Principal Distribution Amount shall be distributed to the Holders of the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

          third, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A-1 Certificates pursuant to clause first above and to the Holders of the Class M-1 Certificates pursuant to clause second above and (y) the Class M-2 Principal Distribution Amount shall be distributed to the Holders of the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

          (C) On each Distribution Date, the Net Monthly Excess Cashflow (or, in the case of clause (ii) below, the Net Monthly Excess Cashflow exclusive of any Overcollateralization Reduction Amount) shall be distributed as follows:

               (i) to the Holders of the Class X/N Certificates up to any amounts due to the Counterparty under the Cap Contract and not paid pursuant to Section 4.01(a)(A); provided that such amount will be deposited into the Reserve Fund and distributed pursuant to Section 4.07;

               (ii) to the Holders of the Class or Classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such Holders in accordance with the priorities set forth in (b) below;

               (iii) to the Holders of the Class M-1 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

               (iv) to the Holders of the Class M-1 Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Class of Certificates;

               (v) to the Holders of the Class M-2 Certificates, in an amount equal to the Interest Carry Forward Amount allocable to such Class of Certificates;

               (vi) to the Holders of the Class M-2 Certificates, in an amount equal to the Allocated Realized Loss Amount allocable to such Class of Certificates;

               (vii) to the Holders of the Class A-1 Certificates and Class A-IO Certificates, in an amount equal to, and in proportion to, the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall, in each case that were allocated to such Class for such Distribution Date and for any prior Distribution Date, to the extent not previously reimbursed pursuant to Section 1.02;

               (viii) to the Holders of the Class M-1 Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall, in each case that were allocated to such Class for such Distribution Date and for any prior Distribution Date, to the extent not previously reimbursed, pursuant to Section 1.02;

               (ix) to the Holders of the Class M-2 Certificates, in an amount equal to the aggregate of any Prepayment Interest Shortfalls (to the extent not covered by payments pursuant to Section 3.24) and any Relief Act Interest Shortfall, in each case that were allocated to such Class for such Distribution Date and for any prior Distribution Date, to the extent not previously reimbursed pursuant to Section 1.02;

               (x) to the Reserve Fund, an amount equal to the Required Reserve Fund Deposit;

               (xi) to the Class X/N Certificates, together with any Prepayment Charges received during the related Prepayment Period, an amount equal to (A) one month's interest at the Pass-Through Rate for such Class on the Certificate Principal Balance thereof and (B) any interest unpaid from previous Distribution Dates;

               (xii) to the Class X/N Certificates, any remaining amounts to reduce its Certificate Principal Balance, until its Certificate Principal Balance has been reduced to zero;

               (xiii) to the Holders of the Class R Certificates, any remaining amounts;

               provided, that any distributions made pursuant to clauses (i),
               (x), (xi), (xii) and (xiii) above, shall be deposited into the Reserve Fund.

               In the case of the distributions described in clauses (i),
               (xi), (xii) and (xiii) above, the Trust Administrator shall account for such distributions as having been made first to the Class X/N Certificates and then paid by the Class X/N Certificateholders to the Reserve Fund.

          (b) (i) On each Distribution Date (a) prior to the Stepdown Date or
(b) on which a Trigger Event is in effect, the Extra Principal Distribution Amount shall be distributed in the following order of priority;

          first, to the Holders of the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

          second, to the Holders of the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

          third, to the Holders of the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

          (ii) On each Distribution Date (a) on or after the Stepdown Date and
     (b) on which a Trigger Event is not in effect, the Extra Principal Distribution Amount shall be distributed in the following order of priority;

          first, the lesser of (x) the Principal Distribution Amount and (y) the Class A-1 Principal Distribution Amount shall be distributed to the Holders of the Class A-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero;

          second, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Holders of the Class A-1 Certificates pursuant to clause first above and (y) the Class M-1 Principal Distribution Amount shall be distributed to the Holders of the Class M-1 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero; and

          third, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amounts distributed to the Holders of the Class A-1 Certificates pursuant to clause first above and to the Holders of the Class M-1 Certificates pursuant to clause second above and (y) the Class M-2 Principal Distribution Amount shall be distributed to the Holders of the Class M-2 Certificates, until the Certificate Principal Balance of such Class has been reduced to zero.

          (c) On each Distribution Date, the Trust Administrator shall withdraw any amounts then on deposit in the Distribution Account that represent Prepayment Charges collected by the Servicer in connection with the Mortgage Loans (or any amount in respect of a Prepayment Charge paid by the Servicer due to a breach by the Servicer of its obligations not to waive Prepayment Charges except in accordance with the standards set forth in
Section 3.01 hereof) and shall distribute such amounts to the as described above.

          (d) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Class of record on the related Record Date (except as otherwise provided in Section 4.01(e) or Section 9.01 respecting the final distribution on such Class), based on the aggregate Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having an initial aggregate Certificate Principal Balance that is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the initial Certificate Principal Balance of such Class of Certificates, or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Trust Administrator or such other location specified in the notice to Certificateholders of such final distribution.

     Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trust Administrator, the Trustee, the Depositor or the Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

          (e) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. None of the Holders of any Class of Certificates, the Trust Administrator, the Trustee or the Servicer shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

          (f) Except as otherwise provided in Section 9.01, whenever the Trust Administrator expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trust Administrator shall, no later than three (3) days before the related Distribution Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

          (i) the Trust Administrator expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trust Administrator therein specified, and

          (ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period.

     Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust by the Trust Administrator and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(e) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto.

If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates but shall continue to hold any remaining funds for the benefit of non-tendering Certificateholders. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in such trust fund. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trust Administrator as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 4.01(e). Any such amounts held in trust by the Trust Administrator shall be held in an Eligible Account and the Trust Administrator may direct any depository institution maintaining such account to invest the funds in one or more Permitted Investments. All income and gain realized from the investment of funds deposited in such accounts held in trust by the Trust Administrator shall be for the benefit of the Trust Administrator; provided, however, that the Trust Administrator shall deposit in such account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon the realization of such loss.

          (g) Notwithstanding anything to the contrary herein, in no event shall the Certificate Principal Balance of a Class A-1 Certificate or a Mezzanine Certificate be reduced more than once in respect of any particular amount both (a) allocated to such Certificate in respect of Realized Losses pursuant to Section 4.04 and (b) distributed to the Holder of such Certificate in reduction of the Certificate Principal Balance thereof pursuant to this
Section 4.01 from Net Monthly Excess Cashflow and (ii) in no event shall the Uncertificated Balance of a REMIC Regular Interest be reduced more than once in respect of any particular amount both (a) allocated to such REMIC Regular Interest in respect of Realized Losses pursuant to Section 4.04 and (b) distributed on such REMIC Regular Interest in reduction of the Uncertificated Balance thereof pursuant to this Section 4.01.

     SECTION 4.02.   Statements to Certificateholders.

     On each Distribution Date, the Trust Administrator shall provide or make available to each Holder of the Regular Certificates (based on information from the Servicer), a statement as to the distributions made on such Distribution Date setting forth:

          (i) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to principal, and the amount of the distribution made on such Distribution Date to the Holders of the Class X/N Certificates allocable to Prepayment Charges;

          (ii) the amount of the distribution made on such Distribution Date to the Holders of the Certificates of each Class allocable to interest;

          (iii) the aggregate Servicing Fee received by the Servicer during the related Due Period and such other customary information as the Trust Administrator deems necessary or desirable, or which a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

          (iv) the aggregate amount of P&I Advances for such Distribution
     Date;

          (v) the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the close of business on such Distribution Date;

          (vi) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the related Due Date;

          (vii) the number and aggregate unpaid principal balance of Mortgage Loans (a) delinquent 30 to 59 days, (b) delinquent 60 to 89 days, (c) delinquent 90 or more days, in each case, as of the last day of the preceding calendar month, (d) as to which foreclosure proceedings have been commenced and (e) with respect to which the related Mortgagor has filed for protection under applicable bankruptcy laws, with respect to whom bankruptcy proceedings are pending or with respect to whom bankruptcy protection is in force;

          (viii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number of such Mortgage Loan, the unpaid principal balance and the Stated Principal Balance of such Mortgage Loan as of the date it became an REO Property;

          (ix) the book value of any REO Property as of the close of business on the last Business Day of the calendar month preceding the Distribution Date;

          (x) the aggregate amount of Principal Prepayments made during the related Prepayment Period and the aggregate amount of any Prepayment Charges (or payments by the Servicer in respect of any waived Prepayment Charges) received in respect thereof;

          (xi) the aggregate amount of Realized Losses incurred during the related Prepayment Period (or, in the case of Bankruptcy Losses allocable to interest, during the related Due Period), separately identifying whether such Realized Losses constituted Bankruptcy Losses and the aggregate amount of Realized Losses incurred since the Closing Date;

          (xii) the aggregate amount of extraordinary Trust Fund expenses withdrawn from the Collection Account or the Distribution Account for such Distribution Date;

          (xiii) the aggregate Certificate Principal Balance of each Class of Certificates, after giving effect to the distributions, and allocations of Realized Losses, made on such Distribution Date, separately identifying any reduction thereof due to allocations of Realized Losses;

          (xiv) the Certificate Factor for each such Class of Certificates applicable to such Distribution Date;

          (xv) the Interest Distribution Amount in respect of the Class A-1 Certificates, the Class A-IO Certificates, Mezzanine Certificates and the Class X/N Certificates for such Distribution Date and the Interest Carry Forward Amount, if any, with respect to the Class A-1 Certificates and the Mezzanine Certificates on such Distribution Date, and in the case of the Class A-1 Certificates, Class A-IO Certificates and the Mezzanine Certificates, separately identifying any reduction thereof due to allocations of Realized Losses, Prepayment Interest Shortfalls, Relief Act Interest Shortfalls and Basis Risk Shortfalls;

          (xvi) the aggregate amount of any Prepayment Interest Shortfall for such Distribution Date, to the extent not covered by payments by the Servicer pursuant to Section 3.24;

          (xvii) the Allocated Realized Loss Amount with respect to each Class of Mezzanine Certificates for such Distribution Date and the aggregate unpaid Allocated Realized Loss Amount with respect to each Class of Mezzanine Certificates for all prior Distribution Dates;

          (xviii) the aggregate amount of Relief Act Interest Shortfalls for such Distribution Date;

          (xix) the Required Overcollateralized Amount and the Credit Enhancement Percentage for such Distribution Date;

          (xx) the Overcollateralization Increase Amount, if any, for such Distribution Date;

          (xxi) the Overcollateralization Reduction Amount, if any, for such Distribution Date;

          (xxii) the Basis Risk Shortfall, if any, for such Distribution Date;

          (xxiii) the Unpaid Basis Risk Shortfalls, if any, outstanding after reimbursements therefor on such Distribution Date;

          (xxiv) the respective Pass-Through Rates applicable to the Class A-1 Certificates, Class A-IO Certificates, the Mezzanine Certificates and the Class X/N Certificates for such Distribution Date and the Pass-Through Rate applicable to the Class A-1 Certificates and the Mezzanine Certificates for the immediately succeeding Distribution Date;

          (xxv) the balance of the Reserve Fund prior to the deposit or withdrawal of any amounts on such Distribution Date;

          (xxvi) the amount of any withdrawal from the Reserve Fund pursuant to Section 4.01(a)(4)(xiii);

          (xxvii) the balance of the Reserve Fund after all deposits and withdrawals on such Distribution Date;

          (xxviii) the aggregate payment to the Counterparty related to such Distribution Date;

          (xxix) the Loss Severity Percentage with respect to each Mortgage Loan; and

          (xxx) the Aggregate Loss Severity Percentage.

     The Trust Administrator will make such statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders, the Servicer, the Trustee and the Rating Agencies via the Trust Administrator's internet website. The Trust Administrator's internet website shall initially be located at http:\\www-apps.gis.deutsche-bank.com/invr and assistance in using the website can be obtained by calling the Trust Administrator's customer service desk at 1-800-735-7777. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trust Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trust Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

     In the case of information furnished pursuant to subclauses (i) through
(iii) above, the amounts shall be expressed as a dollar amount per Single Certificate of the relevant Class.

     Within a reasonable period of time after the end of each calendar year, the Trust Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Regular Certificate a statement containing the information set forth in subclauses (i) through (iii) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as from time to time are in force.

     On each Distribution Date, the Trust Administrator shall make available to the Depositor, the Trustee, to each Holder of a Residual Certificate and to the Servicer, via its internet website, a copy of the reports made available to the Regular Certificateholders on such Distribution Date and a statement setting forth the amounts, if any, actually distributed with respect to the Residual Certificates, respectively, on such Distribution Date.

     Within a reasonable period of time after the end of each calendar year, the Trust Administrator shall furnish to each Person who at any time during the calendar year was a Holder of a Residual Certificate a statement setting forth the amount, if any, actually distributed with respect to the Residual

Certificates, as appropriate, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

     The Trust Administrator shall, upon request, furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be reasonable with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 4.02, the Trust Administrator's duties are limited to the extent that the Trust Administrator receives timely reports as required from the Servicer.

     On each Distribution Date the Trust Administrator shall provide Bloomberg Financial Markets, L.P. ("Bloomberg") CUSIP level factors for each class of Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trust Administrator and Bloomberg.

     SECTION 4.03.   Remittance Reports; P&I Advances.

          (a) On the eighteenth calendar day of each month, the Servicer shall deliver to the Trust Administrator by electronic mail (or by such other means as the Servicer, the Trust Administrator and the Trustee may agree from time to time) a Remittance Report with respect to the related Distribution Date. Such Remittance Report will include (i) the amount of P&I Advances to be made by the Servicer in respect of the related Distribution Date, the aggregate amount of P&I Advances outstanding after giving effect to such P&I Advances, and the aggregate amount of Nonrecoverable P&I Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans as the Trust Administrator may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 4.01 and to prepare the statements to Certificateholders contemplated by Section
4.02. The Trust Administrator shall not be responsible (except with regard to any information regarding the Prepayment Charges to the extent set forth below) to recompute, recalculate or verify any information provided to it by the Servicer. Notwithstanding the foregoing, in connection with any Principal Prepayment in full on any Mortgage Loan listed on Schedule 1 hereto, the Trust Administrator shall verify that the related Prepayment Charge was delivered to the Trust Administrator for deposit in the Distribution Account in the amount set forth on such Schedule 1 or that such Prepayment Charge was waived in accordance with the terms hereof.

          (b) The amount of P&I Advances to be made by the Servicer for any Distribution Date shall equal, subject to Section 4.03(d), the sum of (i) the aggregate amount of Monthly Payments (with each interest portion thereof net of the related Servicing Fee), due on the related Due Date in respect of the Mortgage Loans, which Monthly Payments were delinquent as of the close of business on the related Servicer Remittance Date and (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the REO Imputed Interest on such REO Property for the most recently ended calendar month, over the net income from such REO Property transferred to the Distribution Account pursuant to Section 3.23 for distribution on such Distribution Date.

     On or before 5:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Trust Administrator for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case it will cause to be made an appropriate entry in the records of the Collection Account that amounts held for future distribution have been, as permitted by this Section 4.03, used by the Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of clauses (i) and (ii) above aggregating the total amount of P&I Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. Any amounts held for future distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before any future Servicer Remittance Date to the extent that the Available Distribution Amount for the related Distribution Date (determined without regard to P&I Advances to be made on the Servicer Remittance Date) shall be less than the total amount that would be distributed to the Classes of Certificateholders pursuant to Section
4.01 on such Distribution Date if such amounts held for future distributions had not been so used to make P&I Advances. The Trust Administrator will provide notice to the Servicer by telecopy by the close of business on the third Business Day prior to the Distribution Date in the event that the amount remitted by the Servicer to the Trust Administrator on such date is less than the P&I Advances required to be made by the Servicer for the related Distribution Date.

          (c) The obligation of the Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this Section.

          (d) Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively. The determination by the Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, shall be evidenced by an Officers' Certificate of the Servicer delivered to the Trust Administrator.

     SECTION 4.04.   Allocation of Realized Losses.

          (a) Prior to each Determination Date, the Servicer shall determine as to each Mortgage Loan and REO Property: (i) the total amount of Realized Losses, if any, incurred in connection with any Final Recovery Determinations made during the related Prepayment Period; (ii) whether and the extent to which such Realized Losses constituted Bankruptcy Losses; and (iii) the respective portions of such Realized Losses allocable to interest and allocable to principal. Prior to each Determination Date, the Servicer shall also determine as to each Mortgage Loan: (i) the total amount of Realized Losses, if any, incurred in connection with any Deficient Valuations made during the related Prepayment Period; and (ii) the total amount of Realized Losses, if any, incurred in connection with Debt Service Reductions in respect of Monthly Payments due during the related Due Period. The information described in the two preceding sentences that is to be supplied by the Servicer shall be evidenced by an Officers' Certificate delivered to the Trust Administrator by the Servicer prior to the eighteenth calendar day of each month immediately following the end of (i) in the case of Bankruptcy Losses allocable to interest, the Due Period during which any such Realized Loss was incurred, and (ii) in the case of all other Realized Losses, the Prepayment Period during which any such Realized Loss was incurred.

          (b) All Realized Losses on the Mortgage Loans allocated to any REMIC I Regular Interest pursuant to Section 4.04(c) on the Mortgage Loans shall be allocated by the Trust Administrator on each Distribution Date as follows: first, to Net Monthly Excess Cashflow; second, to the Class X/N Certificates, until the Certificate Principal Balance thereof has been reduced to zero, third, to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and fourth, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero. All Realized Losses to be allocated to the Certificate Principal Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Principal Balance of any Class of Certificates shall be to the Certificate Principal Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Realized Losses, in each case to be allocated to such Class of Certificates, on such Distribution Date.

     Any allocation of Realized Losses to a Mezzanine Certificate on any Distribution Date shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated; [any allocation of Realized Losses to a Class X/N Certificates shall be made by reducing the amount otherwise payable in respect thereof pursuant to Section 4.01(a)(D)(xii).] No allocations of any Realized Losses shall be made to the Certificate Principal Balances of the Class A-1 Certificates.

     As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

     SECTION 4.05.   Compliance with Withholding Requirements .

     Notwithstanding any other provision of this Agreement, the Trust Administrator shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trust Administrator reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trust Administrator does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trust Administrator shall indicate the amount withheld to such Certificateholders.

     SECTION 4.06.   Exchange Commission; Additional Information.

     Within 15 days after each Distribution Date, the Trust Administrator shall file with the Commission via the Electronic Data Gathering and Retrieval System, a Form 8-K with a copy of the statement to Certificateholders for such Distribution Date as an exhibit thereto. Prior to January 30, 2002, the Trust Administrator shall file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable. Prior to March 30, 2002, the Trust Administrator shall file a Form 10-K, substantially in the form attached hereto as Exhibit H, with respect to the Trust Fund. The Depositor hereby grants to the Trust Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until the earlier of (i) receipt by the Trust Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund. Upon request, the Trust Administrator shall deliver to the Depositor a copy of any Form 8-K or Form 10-K filed pursuant to this Section 4.06.

     SECTION 4.07.   Reserve Fund and Cap Contract.

          (a) On the Closing Date, the Trust Administrator shall establish and maintain in its name, as agent for the Trustee, in trust for the benefit of the holders of the Class A-1, Class M-1 and Class M-2 Certificates and the Counterparty, the Reserve Fund. The Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee or the Trust Administrator held pursuant to this Agreement.

     On the Closing Date, the Trustee shall execute on behalf of the Trust, and the Trust Administrator shall acknowledge, the Cap Contract in the form attached as Exhibit G hereto. The Trust Administrator shall enforce the rights of the Trust Fund and cause the Trust Fund to comply with its obligations under the Cap Contract.

          (b) On each Distribution Date, the Trust Administrator shall transfer to the Reserve Fund any amounts distributable to the Holders of the Class X/N Certificates pursuant to Sections 4.01(a)(D)(i), (xi), (xii) and
(xiii) and any amounts required to be deposited therein pursuant to Section 4.01(a)(D)(x).

          (c) All amounts received with respect to the Cap Contract shall be deposited into the Reserve Fund.

          (d) The Trust Administrator shall make withdrawals from the Reserve Fund to make the following payments:

          first, to pay any amounts due to the Counterparty pursuant to the Cap Contract and not paid pursuant to Section 4.01(a)(A), including any termination payment required thereunder as directed by the Counterparty; and second, to make distributions in an amount equal to the unpaid amount of any Basis Risk Shortfall and any Unpaid Basis Risk Shortfall for the Class A-1, Class M-1 and Class M-2 Certificates, in that order, for such Distribution Date for each such Class for such Distribution Date;

Such withdrawals shall be deemed to be made first from amounts received under the Cap Contract and second from amounts otherwise distributable to the Holders of the Class X/N Certificates.

          (e) Funds in the Reserve Fund may be invested in Permitted Investments. Any earnings on such amounts shall be distributed to the Class X/N Certificate pursuant to Section 4.01(a)(D). The Class X/N Certificate shall evidence ownership of the Reserve Fund for federal income tax purposes and the Holder thereof shall direct the Trust Administrator, in writing, as to investment of amounts on deposit therein. In the absence of written direction to the Trust Administrator from the Holder of the Class X/N Certificate, all funds in the Reserve Fund shall remain uninvested. The Reserve Fund shall not be an asset of any Trust REMIC.

          (f) Any amounts remaining on deposit in the Reserve Fund in excess of the Reserve Fund Balance after payment of any Basis Risk Shortfall or Unpaid Basis Risk Shortfall and otherwise distributable to the Class X/N Certificates on any Distribution Date or upon termination of the Trust Fund, shall be distributed to the Class X/N Certificates or such Distribution Date or upon such termination, as applicable. [Any other amounts remaining on deposit in the Reserve Fund in excess of the Reserve Fund Balance, shall be paid to [the Depositor].]

                                  ARTICLE V

                               THE CERTIFICATES

     SECTION 5.01.   The Certificates.

          (a) The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in REMIC I.

     The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-9. The Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

     Upon original issue, the Certificates shall be executed by the Trust Administrator on behalf or the Trustee, and authenticated and delivered by the Trust Administrator to and upon the order of the Depositor. The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trust Administrator shall bind the Trust Administrator, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Trust Administrator by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

          (b) The Class A-1 Certificates and the Mezzanine Certificates shall initially be issued as one or more Certificates held by the Book-Entry Custodian or, if appointed to hold such Certificates as provided below, the Depository and registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trust Administrator except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. The Trust Administrator is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance herewith and in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by a written instrument delivered to the Depositor, the Servicer, the Trustee, and, if the Trust Administrator is not the Book-Entry Custodian, the Trust Administrator, any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, provided that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Trust Administrator resigns or is removed in accordance with the terms hereof, the Trustee, the successor trust administrator or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Depositor shall have the right to inspect, and to obtain copies of, any Certificates held as Book-Entry Certificates by the Book-Entry Custodian.

     The Trust Administrator, the Trustee, the Servicer and the Depositor may for all purposes (including the making of payments due on the Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trust Administrator may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

     If (i)(A) the Depositor advises the Trust Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (B) the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Trust Administrator in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of a Servicer Event of Default, Certificate Owners representing in the aggregate not less than 51% of the Ownership Interests of the Book-Entry Certificates advise the Trust Administrator through the Depository, in writing, that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trust Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trust Administrator of the Book-Entry Certificates by the Book-Entry Custodian or the Depository, as applicable, accompanied by registration instructions from the Depository for registration of transfer, the Trust Administrator shall cause the Definitive Certificates to be issued. Such Definitive Certificates will be issued in minimum denominations of $50,000. None of the Depositor, the Servicer, the Trust Administrator or the Trustee shall be liable for any delay in the delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates, and the Trust Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     SECTION 5.02.   Registration of Transfer and Exchange of Certificates.

          (a) The Trust Administrator shall cause to be kept at one of the offices or agencies to be appointed by the Trust Administrator in accordance with the provisions of Section 8.11, a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.

          (b) No transfer of any Class X/N Certificate or Residual Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of a Class X/N Certificate or Residual Certificate is to be made without registration or qualification (other than in connection with the initial transfer of any such Certificate by the Depositor), the Trust Administrator shall require receipt of: (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the form attached hereto as Exhibit F-1; (ii) if such transfer is purportedly being made in reliance to an "accredited investor" as defined in Rule 501(a) under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the form attached hereto as Exhibit F-2 and (iii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trust Administrator, the Trustee, the Servicer in its capacity as such or any Sub-Servicer), together with copies of the written certification(s) of the Certificateholder desiring to effect the transfer and/or such Certificateholder's prospective transferee upon which such Opinion of Counsel is based, if any. None of the Depositor, the Trust Administrator or the Trustee is obligated to register or qualify any such Certificates under the 1933 Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect the transfer of any such Certificate shall, and does hereby agree to, indemnify the Trust Administrator, the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (c) No transfer of a Class X/N Certificate or a Residual Certificate or any interest therein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "Plan Assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss. 2510.3-101 ("Plan Assets") unless the Depositor, the Trust Administrator, the Trustee and the Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Depositor, the Trust Administrator, the Trustee and the Servicer that the purchase of such Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Servicer, the Trust Administrator, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Servicer, the Trust Administrator, the Trustee or the Trust Fund. An Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall have deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets) and the Trust Administrator shall be entitled to conclusively rely upon a representation (which, upon the request of the Trust Administrator, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.

          (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trust Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trust Administrator of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate, the Trust Administrator shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of, an affidavit and agreement (a "Transfer Affidavit and Agreement, in the form attached hereto as Exhibit F-3) from the proposed Transferee, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trust Administrator who is assigned to this transaction has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Residual

          Certificate and (y) not to transfer its Ownership Interest unless it provides a Transferor Affidavit (in the form attached hereto as Exhibit F-2) to the Trust Administrator stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee.

               (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trust Administrator written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder."

          (ii) The Trust Administrator will register the Transfer of any Residual Certificate only if it shall have received the Transfer Affidavit and Agreement and all of such other documents as shall have been reasonably required by the Trust Administrator as a condition to such registration. In addition, no Transfer of a Residual Certificate shall be made unless the Trust Administrator shall have received a representation letter from the Transferee of such Certificate to the effect that such Transferee is a Permitted Transferee.

          (iii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights as holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trust Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.02(d) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a holder of a Residual Certificate in violation of the restrictions in this
          Section 5.02(d) and to the extent that the retroactive restoration of the rights of the holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Trust Administrator shall have the right, without notice to the holder or any prior holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Trust Administrator on such terms as the Trust Administrator may choose. Such purported Trust Administrator shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Trust Administrator. Such purchaser may be the Trust Administrator itself or any Affiliate of the Trust Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Trust Administrator or its Affiliates), expenses and taxes due, if any, will be remitted by the Trust Administrator to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Trust Administrator, and the Trust Administrator shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (iv) The Trust Administrator shall make available to the Internal Revenue Service and those Persons specified by the REMIC Provisions all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization. Reasonable compensation for providing such information may be accepted by the Trust Administrator.

          (v) The provisions of this Section 5.02(d) set forth prior to this subsection (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trust Administrator at the expense of the party seeking to modify, add to or eliminate any such provision the following:

               (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Trust Administrator, to the effect that such modification of, addition to or elimination of such provisions will not cause any Trust REMIC to cease to qualify as a REMIC and will not cause any Trust REMIC, as the case may be, to be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person that is not a Permitted Transferee or a Person other than the prospective transferee to be subject to a REMIC-tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

          (e) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at any office or agency of the Trust Administrator maintained for such purpose pursuant to Section 8.11, the Trustee, or the Trust Administrator on behalf of the Trustee, shall execute, and the Trustee or the Trust Administrator shall authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

          (f) At the option of the Holder thereof, any Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency of the Trust Administrator maintained for such purpose pursuant to Section 8.11. Whenever any Certificates are so surrendered for exchange, the Trustee, or the Trust Administrator on behalf of the Trustee, shall execute, and the Trustee or the

Trust Administrator shall authenticate and deliver, the Certificates, which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trust Administrator) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trust Administrator duly executed by, the Holder thereof or his attorney duly authorized in writing.

          (g) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Trust Administrator in accordance with its customary procedures.

     SECTION 5.03.   Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Trust Administrator, or the Trust Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to each of the Trust Administrator and the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of actual knowledge by the Trust Administrator or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator on behalf of the Trustee, shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Trust Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.04.   Persons Deemed Owners.

     The Depositor, the Servicer, the Trust Administrator, the Trustee and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trust Administrator, the Trustee or any agent of any of them shall be affected by notice to the contrary.

     SECTION 5.05.   Certain Available Information.

     The Trust Administrator shall maintain at its Corporate Trust Office and shall make available free of charge during normal business hours for review by any Holder of a Certificate or any Person identified to the Trust Administrator as a prospective transferee of a Certificate, originals or copies of the following items: (A) this Agreement and any amendments hereof entered into pursuant to Section 11.01, (B) all monthly statements required to be delivered to Certificateholders of the relevant Class pursuant to Section
4.02 since the Closing Date, and all other notices, reports, statements and written communications delivered to the Certificateholders of the relevant Class pursuant to this Agreement since the Closing Date, (C) all certifications delivered by a Responsible Officer of the Trust Administrator since the Closing Date pursuant to Section 10.01(h), (D) any and all Officers' Certificates delivered to the Trust Administrator by the Servicer since the Closing Date to evidence the Servicer's determination that any P&I Advance or Servicing Advance was, or if made, would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, respectively, and (E) any and all Officers' Certificates delivered to the Trust Administrator by the Servicer since the Closing Date pursuant to Section 4.04(a). Copies and mailing of any and all of the foregoing items will be available from the Trust Administrator upon request at the expense of the Person requesting the same.

                                  ARTICLE VI

                        THE DEPOSITOR AND THE SERVICER

     SECTION 6.01.   Liability of the Depositor and the Servicer.

     The Depositor and the Servicer each shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement upon them in their respective capacities as Depositor and Servicer and undertaken hereunder by the Depositor and the Servicer herein.

     SECTION 6.02.   Merger or Consolidation of the Depositor or the Servicer.

     Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. Subject to the following paragraph, the Servicer will keep in full effect its existence, rights and franchises as a limited partnership under the laws of the jurisdiction of its formation. The Depositor and the Servicer each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     The Depositor or the Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that the Rating Agencies' ratings of the Class A-1 Certificates and the Mezzanine Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies).

     SECTION 6.03. Limitation on Liability of the Depositor, the Servicer and Others.

     None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such person against any breach of warranties, representations or covenants made herein, or against any specific liability imposed on the Servicer pursuant hereto, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) or any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that each of the Depositor and the Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, unless the Depositor or the Servicer acts without the consent of Holders of Certificates entitled to at least 51% of the Voting Rights, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Servicer shall be entitled to be reimbursed therefor from the Collection Account as and to the extent provided in Section 3.11, any such right of reimbursement being prior to the rights of the Certificateholders to receive any amount in the Collection Account.

     SECTION 6.04.   Limitation on Resignation of the Servicer.

     The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Servicer and delivered to the Trust Administrator. No resignation of the Servicer shall become effective until the Trustee, the Trust Administrator or a successor Servicer shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

     Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder. The foregoing prohibition on assignment shall not prohibit the Servicer from designating a Subservicer as payee of any indemnification amount payable to the Servicer hereunder; provided, however, that as provided in Section 3.06 hereof, no Subservicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Subservicer as an indemnitee under this Agreement. If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor Servicer, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor Servicer.

     SECTION 6.05.   Rights of the Depositor in Respect of the Servicer.

     The Servicer shall afford (and any Sub-Servicing Agreement shall provide that each Sub-Servicer shall afford) the Depositor, the Trust Administrator and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Servicer (and any such Sub-Servicer) in respect of the Servicer's rights and obligations hereunder and access to officers of the Servicer (and those of any such Sub-Servicer) responsible for such obligations. Upon request, the Servicer shall furnish to the Depositor, the Trust Administrator and the Trustee its (and any such Sub-Servicer's) most recent financial statements and such other information relating to the Servicer's capacity to perform its obligations under this Agreement as it possesses (and that any such Sub-Servicer possesses). To the extent such information is not otherwise available to the public, the Depositor, the Trust Administrator and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Servicer's written consent, except as required pursuant to this Agreement or to the extent that it is appropriate to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor, the Trust Administrator, the Trustee or the Trust Fund, and in any case, the Depositor, the Trust Administrator or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. In each case access to documentation may be conditioned upon the requesting party's acknowledgment in writing of a confidentiality agreement regarding any information that is required to remain confidential under the Gramm-Leach-Bliley Act of 1999. The Depositor may, but is not obligated to, enforce the obligations of the Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer under this Agreement or exercise the rights of the Servicer under this Agreement; provided that the Servicer shall not be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.

                                 ARTICLE VII

                                    DEFAULT

     SECTION 7.01.   Servicer Events of Default.

          (a) "Servicer Event of Default," wherever used herein, means any one of the following events:

          (i) any failure by the Servicer to remit to the Trust Administrator for distribution to the Certificateholders any payment (other than a P&I Advance required to be made from its own funds on any Servicer Remittance Date pursuant to Section 4.03) required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor, the Trustee or the Trust Administrator (in which case notice shall be provided by telecopy), or to the Servicer, the Depositor, the Trustee, the Trust Administrator and by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

          (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in this Agreement, or the breach by the Servicer of any representation and warranty contained in Section 2.05, which continues unremedied for a period of 30 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor, the Trustee, the Trust Administrator or to the Servicer, the Depositor, the Trustee and the Trust Administrator by the Holders of Certificates entitled to at least 25% of the Voting Rights and
     (ii) actual knowledge of such failure by a Servicing Officer of the Servicer; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

          (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the occurrence of a Servicer Termination Trigger; or

          (vii) any failure of the Servicer to make any P&I Advance on any Servicer Remittance Date required to be made from its own funds pursuant to Section 4.03 which continues unremedied until 3:00 p.m. New York time on the second Business Day immediately following the Servicer Remittance Date.

If a Servicer Event of Default described in clauses (i) through (vii) of this Section shall occur, then, and in each and every such case, so long as such Servicer Event of Default shall not have been remedied, the Depositor or the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Trustee shall, by notice in writing to the Servicer (and to the Depositor and the Trust Administrator if given by the Trustee or to the Trustee and the Trust Administrator if given by the Depositor), terminate all of the rights and obligations of the Servicer in its capacity as Servicer under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. If a Servicer Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice in writing to the Servicer, the Trust Administrator and the Depositor, terminate all of the rights and obligations of the Servicer in its capacity as Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trust Administrator pursuant to and under this Section, and, without limitation, the Trust Administrator is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the Trust Administrator with all documents and records requested by it to enable it to assume the Servicer's functions under this Agreement, and to cooperate with the Trust Administrator and the Trustee in effecting the termination of the Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the Trust Administrator for administration by it of all cash amounts which at the time shall be or should have been credited by the Servicer to the Collection Account held by or on behalf of the Servicer, the Distribution Account or any Servicing Account held by or on behalf of the Servicer or thereafter be received with respect to the Mortgage Loans or any REO Property serviced by the Servicer (provided, however, that upon termination all amounts accrued or owing to the Servicer under this Agreement on or prior to the date of such termination shall be immediately due and payable from funds held in the Collection Account, whether in respect of P&I Advances or otherwise and without consideration of the requirement that the advances be collected from the Mortgage Loan collections, and the Servicer shall continue to be entitled to the benefits of Section 6.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 7.01, each of the Trust Administrator and the Trustee shall not be deemed to have knowledge of a Servicer Event of Default unless a Responsible Officer of the Trust Administrator or the Trustee, as applicable, assigned to and working in the Trust Administrator's or the Trustee's, as the case may be, Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Event of Default is received by the Trust Administrator or the Trustee, as applicable, and such notice references the Certificates, the Trust Fund or this Agreement.

     SECTION 7.02. Trust Administrator or Trustee to Act; Appointment of Successor.

          (a) (1) On and after the time the Servicer receives a notice of termination, the Trust Administrator (and in the event the Trust Administrator fails in its obligation, the Trustee) shall become the successor in all respects to the Servicer in its capacity as Servicer under this Agreement, without further action by any Person, and the transactions set forth or provided for herein, and all the responsibilities, duties and liabilities relating thereto and arising thereafter shall be assumed by the Trust Administrator or the Trustee, as applicable (except for any representations or warranties of the Servicer under this Agreement, the responsibilities, duties and liabilities contained in Section 2.03(c), the obligation to cure breaches of representations or warranties or repurchase Mortgage Loans under Section
2.05 and the obligation to deposit amounts in respect of losses pursuant to
Section 3.12) by the terms and provisions hereof including, without limitation, the Servicer's obligations to make P&I Advances pursuant to
Section 4.03; provided, however, that if the Trust Administrator or the Trustee, as applicable, is prohibited by law or regulation from obligating itself to make advances regarding delinquent mortgage loans, then the Trust Administrator or the Trustee, as applicable, shall not be obligated to make P&I Advances pursuant to Section 4.03; and provided further, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information required by Section 7.01 shall not be considered a default by the Trust Administrator or the Trustee, as applicable, as successor to the Servicer hereunder. As compensation therefor, the Trust Administrator or the Trustee, as applicable, shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans to which the Servicer would have been entitled if it had continued to act hereunder. Notwithstanding the above and subject to
Section 7.02(a)(2) below, the Trust Administrator or the Trustee, as applicable, may, if it shall be unwilling to so act, or shall, if it is unable to so act or if it is prohibited by law from making advances regarding delinquent mortgage loans or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trust Administrator or the Trustee, as applicable, promptly appoint or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency and having a net worth of not less than $15,000,000, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement.

               (2) Except with respect to the succession by the Trust Administrator to the Servicer pursuant to subsection (1) above, which shall require no further action by any party, no appointment of a successor to the Servicer under this Agreement shall be effective until the assumption by the successor of all of the Servicer's responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Trust Administrator or the Trustee, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer as such hereunder. The Depositor, the Trust Administrator, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Pending appointment of a successor to the Servicer under this Agreement, the Trust Administrator or the Trustee, as applicable, shall act in such capacity as hereinabove provided.

          (b) If the Servicer fails to remit to the Trust Administrator for distribution to the Certificateholders any payment required to be made under the terms of this Agreement (for purposes of this Section 7.02(b), a "Remittance") because the Servicer is the subject of a proceeding under the federal Bankruptcy Code and the making of such Remittance is prohibited by
Section 362 of the federal Bankruptcy Code, the Trust Administrator (and in the event the Trust Administrator fails in its obligation, the Trustee) shall, upon notice of such prohibition, immediately become the successor Servicer, regardless of whether a notice of termination under Section 7.01 has been given, and advance the amount of such Remittance by depositing such amount in the Distribution Account on the related Distribution Date. The Trust Administrator or the Trustee, as applicable, shall be obligated to make such advance only if (i) such advance, in the good faith judgment of the Trust Administrator or the Trustee, as applicable, can reasonably be expected to be ultimately recoverable from Stayed Funds and (ii) the Trust Administrator or the Trustee, as applicable, is not prohibited by law from making such advance or obligating itself to do so. Upon remittance of the Stayed Funds to the Trust Administrator or the deposit thereof in the Distribution Account by the Servicer, a trustee in bankruptcy or a federal bankruptcy court, the Trust Administrator or the Trustee, as the case may be, may recover the amount so advanced, without interest, by withdrawing such amount from the Distribution Account; however, nothing in this Agreement shall be deemed to affect the Trust Administrator's or the Trustee's, as applicable, rights to recover from the Servicer's own funds interest on the amount of any such advance. If the Trust Administrator or the Trustee, as the case may be, at any time makes an advance under this Subsection which it later determines in its good faith judgment will not be ultimately recoverable from the Stayed Funds with respect to which such advance was made, the Trust Administrator or the Trustee, as applicable, shall be entitled to reimburse itself for such advance, without interest, by withdrawing from the Distribution Account, out of amounts on deposit therein, an amount equal to the portion of such advance attributable to the Stayed Funds. During such time as the Trust Administrator or the Trustee, as applicable, acts as the successor Servicer, it shall be entitled to the Servicing Fee and all funds relating to the Mortgage Loans to which the Servicer would have been entitled as set forth in Section 7.02(a).

     SECTION 7.03.   Notification to Certificateholders.

          (a) Upon any termination of the Servicer pursuant to Section 7.01 above or any appointment of a successor to the Servicer pursuant to Section
7.02 above, the Trust Administrator shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

          (b) Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Default or five days after a Responsible Officer of the Trustee or the Trust Administrator becomes aware of the occurrence of such an event, the Trustee or the Trust Administrator shall transmit (or in the case of the Trustee, the Trustee shall cause the Trust Administrator to transmit) by mail to all Holders of Certificates notice of each such occurrence, unless such default or Servicer Event of Default shall have been cured or waived.

     SECTION 7.04.   Waiver of Servicer Events of Default.

     The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any Servicer Event of Default hereunder may waive such Servicer Event of Default; provided, however, that a Servicer Event of Default under clause (i) or (vii) of Section 7.01 may be waived only by all of the Holders of the Regular Certificates. Upon any such waiver of a default or Servicer Event of Default, such Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                 ARTICLE VIII

              CONCERNING THE TRUSTEE AND THE TRUST ADMINISTRATOR

     SECTION 8.01.   Duties of Trustee and the Trust Administrator.

     Each of the Trustee and the Trust Administrator, prior to the occurrence of a Servicer Event of Default and after the curing of all Servicer Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Servicer Event of Default, each of the Trustee and the Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee or the Trust Administrator enumerated in this Agreement shall not be construed as a duty.

     Each of the Trustee and the Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, it shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, it will provide notice thereof to the Certificateholders.

     No provision of this Agreement shall be construed to relieve the Trustee or the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

          (i) Prior to the occurrence of a Servicer Event of Default, and after the curing of all such Servicer Events of Default which may have occurred, the duties and obligations of each of the Trustee and the Trust Administrator shall be determined solely by the express provisions of this Agreement, neither the Trustee nor the Trust Administrator shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee or the Trust Administrator and, in the absence of bad faith on the part of the Trustee or the Trust Administrator, as applicable, the Trustee or the Trust Administrator, as the case may be, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee or the Trust Administrator, as the case may be, that conform to the requirements of this Agreement;

          (ii) Neither the Trustee nor the Trust Administrator shall be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of it unless it shall be proved that it was negligent in ascertaining the pertinent facts; and

          (iii) Neither the Trustee nor the Trust Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to it or exercising any trust or power conferred upon it under this Agreement.

     SECTION 8.02. Certain Matters Affecting the Trustee and the Trust Administrator.

          (a) Except as otherwise provided in Section 8.01:

          (i) Each of the Trustee and the Trust Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) Each of the Trustee and the Trust Administrator may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) Each of the Trustee and the Trust Administrator shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Trust Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee or the Trust Administrator of the obligation, upon the occurrence of a Servicer Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) Neither the Trustee nor the Trust Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of a Servicer Event of Default hereunder and after the curing of all Servicer Events of Default which may have occurred, neither the Trustee nor the Trust Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee or the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Trust Administrator, as applicable, not reasonably assured to the Trustee or the Trust Administrator, as applicable, by such Certificateholders, the Trustee or the Trust Administrator, as applicable, may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

          (vi) Each of the Trustee and the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

          (vii) Neither the Trustee nor the Trust Administrator shall be personally liable for any loss resulting from the investment of funds held in the Collection Account at the direction of the Servicer pursuant to Section 3.12, for any loss resulting from the investment of funds held in the Reserve Fund at the direction of the Holder of the Class X/N Certificate or for any loss resulting from the redemption or sale of any such investment as therein authorized.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee or the Trust Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee or the Trust Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

     SECTION 8.03. Neither the Trustee nor Trust Administrator Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the signature of the Trustee or the Trust Administrator, on behalf of the Trustee, the authentication of the Trustee or the Trust Administrator on the Certificates, the acknowledgments of the Trustee and the Trust Administrator contained in Article II and the representations and warranties of the Trustee and the Trust Administrator in Section 8.12) shall be taken as the statements of the Depositor and neither the Trustee nor the Trust Administrator assumes any responsibility for their correctness. Neither the Trustee nor the Trust Administrator makes any representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 8.12) or of the Certificates (other than the signature of the Trustee, or the Trust Administrator on behalf of the Trustee, and authentication of the Trustee, or the Trust Administrator on behalf of the Trustee, on the Certificates) or of any Mortgage Loan or related document. Neither the Trustee nor the Trust Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer, other than any funds held by or on behalf of the Trustee or the Trust Administrator in accordance with Section 3.10.

     SECTION 8.04.   Trustee and Trust Administrator May Own Certificates.

     Each of the Trustee and the Trust Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or Trust Administrator, as applicable.

     SECTION 8.05.   Trustee's and Trust Administrator's Fees and Expenses.

     The Trust Administrator shall withdraw from the Distribution Account on each Distribution Date and pay to itself the related portion of the Administration Fee and pay to the Trustee the related portion of the Administration Fee and, to the extent that the funds therein are at anytime insufficient for such purpose, the Servicer shall pay such fees. Each of the Trustee and the Trust Administrator and any director, officer, employee or agent of the Trustee or the Trust Administrator, as applicable, shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee or the Trust Administrator, as applicable, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's or the Trust Administrator's, as the case may be, performance in accordance with the provisions of this Agreement and the Cap Contract) incurred by the Trustee or the Trust Administrator, as applicable, in connection with any claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement or the Cap Contract, other than any loss, liability or expense (i) for which the Trust Administrator or the Trustee, as applicable, is indemnified by the Servicer, (ii) that constitutes a specific liability of the Trustee or the Trust Administrator, as applicable, pursuant to Section 10.01(g) or (iii) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder by reason of reckless disregard of obligations and duties hereunder or in the case of the Trust Administrator, as a result of breach of the Trust Administrator's obligations under Article X hereof. The Servicer agrees to indemnify the Trustee and the Trust Administrator, from, and agrees to hold the Trustee and the Trust Administrator harmless against, any loss, liability or expense arising from any third party claim in respect of any breach by the Servicer of its obligations in connection with this Agreement. Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee or the Trust Administrator, as the case may be. Any payment hereunder made by the Servicer to the Trustee or the Trust Administrator shall be from the Servicer's own funds, without reimbursement from REMIC I therefor.

     SECTION 8.06.   Eligibility Requirements for Trustee and Trust
Administrator.

     Each of the Trustee and the Trust Administrator hereunder shall at all times be a corporation or an association (other than the Depositor, Ameriquest, the Seller, the Servicer or, in the case of the Trustee, any Affiliate of the foregoing) organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (or a member of a bank holding company whose capital and surplus is at least $50,000,000) and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Trust Administrator, as the case may be, shall resign immediately in the manner and with the effect specified in Section 8.07.

SECTION 8.07.     Resignation and Removal of the Trustee.

     Either of the Trustee or the Trust Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, to the Servicer, to the Certificateholders and, if the Trustee is resigning, to the Trust Administrator, or, if the Trust Administrator is resigning, to the Trustee. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee or trust administrator (which may be the same Person in the event both the Trustee and the Trust Administrator resign or are removed) by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee or Trust Administrator and to the successor trustee or trust administrator, as applicable. A copy of such instrument shall be delivered to the Certificateholders, the Trustee or the Trust Administrator, as applicable, and the Servicer by the Depositor. If no successor trustee or trust administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or Trust Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or trust administrator, as applicable.

     If at any time the Trustee or the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor (or in the case of the Trust Administrator, the Trustee), or if at any time the Trustee or the Trust Administrator shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor (or in the case of the Trust Administrator, the Trustee) may remove the Trustee or the Trust Administrator, as applicable, and appoint a successor trustee or trust administrator (which may be the same Person in the event both the Trustee and the Trust Administrator resign or are removed) by written instrument, in duplicate, which instrument shall be delivered to the Trustee or the Trust Administrator, as the case may be, so removed and to the successor trustee or trust administrator. A copy of such instrument shall be delivered to the Certificateholders, the Trustee or the Trust Administrator, as applicable, and the Servicer by the Depositor.

     The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee or the Trust Administrator and appoint a successor trustee or trust administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee or the Trust Administrator, as the case may be, so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders and the Servicer by the Depositor. In addition, if the Trustee has knowledge that the

Trust Administrator has breached any of its duties under this Agreement, the Trustee may remove the Trust Administrator in the same manner as provided in the prior sentence. For purposes of this Section, the Trustee shall not be deemed to have knowledge of a breach by the Trust Administrator of any of its duties hereunder, unless a Responsible Officer of the Trustee, assigned to and working in the Trustee's Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a breach is received by the Trustee, and such notice references the Certificates, the Trust Fund or this Agreement.

     Any resignation or removal of the Trustee or the Trust Administrator and appointment of a successor trustee or the trust administrator, as the case may be, pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee or trust administrator as provided in Section 8.08. Notwithstanding the foregoing, in the event the Trust Administrator advises the Trustee that it is unable to continue to perform its obligations pursuant to the terms of this Agreement prior to the appointment of a successor, the Trustee shall be obligated to perform such obligations until a new trust administrator is appointed. Such performance shall be without prejudice to any claim by a party hereto or beneficiary hereof resulting from the Trust Administrator's breach of its obligations hereunder.

     SECTION 8.08.   Successor Trustee or Trust Administrator.

     Any successor trustee or trust administrator appointed as provided in
Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Trustee or the Trust Administrator, as applicable, and its predecessor trustee or trust administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or trust administrator shall become effective and such successor trustee or trust administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee or trust administrator herein. The predecessor trustee or trust administrator shall deliver to the successor trustee or trust administrator all Mortgage Files and related documents and statements to the extent held by it hereunder, as well as all moneys, held by it hereunder, and the Depositor and the predecessor trustee or trust administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee or trust administrator all such rights, powers, duties and obligations.

     No successor trustee or trust administrator shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee or trust administrator shall be eligible under the provisions of
Section 8.06 and the appointment of such successor trustee or trust administrator shall not result in a downgrading of any Class of Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency.

     Upon acceptance of appointment by a successor trustee or trust administrator as provided in this Section, the Depositor shall mail notice of the succession of such trustee or trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee or trust administrator, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

     SECTION 8.09.   Merger or Consolidation of Trustee or Trust Administrator.

     Any corporation or association into which either the Trustee or the Trust Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee or the Trust Administrator, as the case may be, shall be a party, or any corporation or association succeeding to the business of the Trustee or the Trust Administrator, as applicable, shall be the successor of the Trustee or the Trust Administrator, as the case may be, hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 8.10.   Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the REMIC I or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of REMIC I, and to vest in such Person or Persons, in such capacity, such title to REMIC I, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to a defaulting Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to REMIC I or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trust conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this

Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or co-trustee.

     SECTION 8.11.   Appointment of Office or Agency.

     The Trust Administrator will appoint an office or agency in the City of New York, New York, where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution, which as of the Closing Date, shall be its offices located at 123 Washington Street, New York, New York 10006. All other notices and demands to or upon the Trust Administrator in respect of the Certificates and this Agreement may be served at its address set forth in Section 11.05.

     SECTION 8.12.   Representations and Warranties.

     Each of the Trustee and the Trust Administrator hereby represents and warrants to the Servicer, the Depositor and the Trustee or the Trust Administrator, as applicable, as of the Closing Date, that:

          (i) It is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

          (ii) The execution and delivery of this Agreement by it, and the performance and compliance with the terms of this Agreement by it, will not violate its articles of association or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of it, enforceable against it in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) It is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in its good faith and reasonable judgment, is likely to affect materially and adversely either the ability of it to perform its obligations under this Agreement or its financial condition.

          (vi) No litigation is pending or, to the best of its knowledge, threatened against it, which would prohibit it from entering into this Agreement or, in its good faith reasonable judgment, is likely to materially and adversely affect either the ability of it to perform its obligations under this Agreement or its financial condition.

                                  ARTICLE IX

                                  TERMINATION

     SECTION 9.01. Termination Upon Repurchase or Liquidation of All Mortgage Loans.

          (a) Subject to Section 9.02, the respective obligations and responsibilities under this Agreement of the Depositor, the Servicer, the Trustee and the Trust Administrator (other than the obligations of the Servicer to the Trustee and the Trust Administrator pursuant to Section 8.05 and of the Servicer to provide for and the Trust Administrator to make payments in respect of the REMIC I Regular Interests or the Classes of Certificates as hereinafter set forth) shall terminate upon payment to the Certificateholders and the deposit of all amounts held by or on behalf of the Trustee and required hereunder to be so paid or deposited on the Distribution Date coinciding with or following the earlier to occur of (i) the purchase by the Terminator (as defined below) of all Mortgage Loans and each REO Property remaining in REMIC I and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. Subject to Section 3.11 hereof, the purchase by the Terminator of all Mortgage Loans and each REO Property remaining in REMIC I shall be at a price (the "Termination Price") equal to the greater of (A) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I, plus the appraised value of each REO Property, if any, included in REMIC I, such appraisal to be conducted by an appraiser mutually agreed upon by the Terminator and the Trust Administrator in their reasonable discretion and (B) the aggregate fair market value of all of the assets of REMIC I (as determined by the Terminator and the Trust Administrator, as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01).

          (b) The Servicer shall have the right (the party exercising such right, the "Terminator"), to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause (i) of the preceding paragraph no later than the Determination Date in the month immediately preceding the Distribution Date on which the Certificates will be retired; provided, however, that the Terminator may elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I pursuant to clause
(i) above only if the aggregate Stated Principal Balance of the Mortgage Loans and each REO Property remaining in the Trust Fund at the time of such election is reduced to less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date. By acceptance of the Residual Certificates, the Holder of the Residual Certificates agrees, in connection with any termination hereunder, to assign and transfer any amounts in excess of par, and to the extent received in respect of such termination, to pay any such amounts to the Holders of the Class X/N Certificates.

          (c) Notice of the liquidation of the REMIC I Regular Interests shall be given promptly by the Trust Administrator by letter to Certificateholders mailed (a) in the event such notice is given in connection with the purchase of the Mortgage Loans and each REO Property by the Terminator, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and the final payment in respect of the REMIC I Regular Interests or the Certificates will be made upon presentation and surrender of the related Certificates at the office of the Trust Administrator therein designated, (ii) the amount of any such final payment,
(iii) that no interest shall accrue in respect of the Certificates from and after the Interest Accrual Period relating to the final Distribution Date therefor and (iv) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trust Administrator. In the event such notice is given in connection with the purchase of all of the Mortgage Loans and each REO Property remaining in REMIC I by the Terminator, the Terminator shall deliver to the Trust Administrator for deposit in the Distribution Account not later than the last Business Day of the month next preceding the month of the final distribution on the Certificates an amount in immediately available funds equal to the above-described purchase price. The Trust Administrator shall remit to the Servicer from such funds deposited in the Distribution Account (i) any amounts which the Servicer would be permitted to withdraw and retain from the Collection Account pursuant to Section 3.11 and (ii) any other amounts otherwise payable by the Trust Administrator to the Servicer from amounts on deposit in the Distribution Account pursuant to the terms of this Agreement, in each case prior to making any final distributions pursuant to Section 10.01(d) below. Upon certification to the Trust Administrator by a Servicing Officer of the making of such final deposit, the Trust Administrator shall promptly release to the Terminator the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

          (d) Upon presentation of the Certificates by the Certificateholders on the final Distribution Date, the Trust Administrator shall distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in accordance with
Section 4.01 in respect of the Certificates so presented and surrendered. Any funds not distributed to any Holder or Holders of Certificates being retired on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trust Administrator shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall, directly or through an agent, mail a final notice to the remaining non-tendering Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such Certificateholders shall be paid out of the assets remaining in the trust funds. If within one year after the final notice any such Certificates shall not have been surrendered for cancellation, the Trust Administrator shall pay to the Depositor all such amounts, and all rights of non-tendering Certificateholders in or to such amounts shall thereupon cease. No interest shall accrue or be payable to any Certificateholder on any amount held in trust by the Trust Administrator as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01. Any such amounts held in trust by the Trust Administrator shall be held in an Eligible Account and the Trust Administrator may direct any depository institution maintaining such account to invest the funds in one or more Permitted Investments. All income and gain realized from the investment of funds deposited in such accounts held in trust by the Trust Administrator shall be for the benefit of the Trust Administrator; provided, however, that the Trust Administrator shall deposit in such account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon the realization of such loss.

     Immediately following the deposit of funds in trust hereunder in respect of the Certificates, the Trust Fund shall terminate.

     SECTION 9.02.   Additional Termination Requirements.

          (a) In the event that the Terminator purchases all the Mortgage Loans and each REO Property or the final payment on or other liquidation of the last Mortgage Loan or REO Property remaining in REMIC I pursuant to
Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements:

          (i) The Trust Administrator shall specify the first day in the 90-day liquidation period in a statement attached to each Trust REMIC's final Tax Return pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Terminator;

          (ii) During such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee, upon request by the Trust Administrator, shall sell all of the assets of REMIC I to the Terminator for cash; and

          (iii) At the time of the making of the final payment on the Certificates, the Trust Administrator shall distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand in the Trust Fund (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

          (b) At the expense of the requesting Terminator (or, if the Trust Fund is being terminated as a result of the occurrence of the event described in clause (ii) of the first paragraph of Section 9.01, at the expense of the Trust Administrator without the right of reimbursement from the Trust Fund), the Trust Administrator shall prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each Trust REMIC pursuant to this Section 9.02.

          (c) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the Trust Administrator to specify the 90-day liquidation period for each Trust REMIC, which authorization shall be binding upon all successor Certificateholders.

                                  ARTICLE X

                               REMIC PROVISIONS

     SECTION 10.01.   REMIC Administration.

          (a) The Trustee and the Trust Administrator shall elect to treat the Trust as three separate REMICs under the Code and, if necessary, under applicable state law. Each such election will be made by the Trust Administrator on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of REMIC I, the REMIC I Regular Interests shall be designated as the Regular Interests in REMIC I and the Class R-I Interest shall be designated as the Residual Interests in REMIC I, the REMIC II Regular Interests shall be designated the Regular Interests in REMIC II and the Class R-II Interest shall be designated as the Residual Interest in REMIC II, and the Class A Certificates, the Mezzanine Certificates and the Class X/N Certificates and the Class CP Interest shall be designated as the Regular Interests in REMIC III and the Class R-III Interest shall be designated as the Residual Interests in REMIC III. Neither the Trustee nor the Trust Administrator shall permit the creation of any "interests" in each REMIC (within the meaning of Section 860G of the Code) other than the REMIC I Regular Interests, REMIC II Regular Interests and the interests represented by the Certificates.

          (b) The Closing Date is hereby designated as the "Startup Day" of each Trust REMIC within the meaning of Section 860G(a)(9) of the Code.

          (c) The Trust Administrator shall be reimbursed for any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to each Trust REMIC that involve the Internal Revenue Service or state tax authorities), including the expense of obtaining any tax related Opinion of Counsel except as specified herein. The Trust Administrator, as agent for each Trust REMIC's tax matters person shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving any Trust REMIC and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest Percentage Interest of each class of Residual Certificates shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the related REMIC created hereunder. By their acceptance thereof, the holder of the largest Percentage Interest of the Residual Certificates hereby agrees to irrevocably appoint the Trust Administrator or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

          (d) The Trust Administrator shall prepare, the Trustee shall sign and the Trust Administrator shall file all of the Tax Returns in respect of each REMIC created hereunder. The expenses of preparing and filing such returns shall be borne by the Trust Administrator without any right of reimbursement therefor. The Servicer shall provide on a timely basis to the Trust Administrator or its designee such information with respect to the assets of each REMIC created hereunder as is in its possession and reasonably required by the Trust Administrator to enable it to perform its obligations under this Article.

          (e) The Trust Administrator shall perform on behalf of each Trust REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Trust Administrator shall provide (i) to any Transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each Trust REMIC. The Depositor shall provide or cause to be provided to the Trust Administrator, within ten (10) days after the Closing Date, all information or data that the Trust Administrator reasonably determines to be relevant for tax purposes as to the valuations and issue prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flow of the Certificates.

          (f) The Trustee and the Trust Administrator shall take such action and shall cause each REMIC created hereunder to take such action as shall be necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions. Neither the Trustee nor the Trust Administrator shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each Trust REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless such action or inaction is permitted under this Agreement or the Trustee and the Trust Administrator have received an Opinion of Counsel, addressed to the Trustee and the Trust Administrator (at the expense of the party seeking to take such action but in no event at the expense of the Trustee or the Trust Administrator) to the effect that the contemplated action will not, with respect to any Trust REMIC, endanger such status or result in the imposition of such a tax, nor shall the Servicer take or fail to take any action (whether or not authorized hereunder) as to which the Trustee or the Trust Administrator has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action; provided that the Servicer may conclusively rely on such Opinion of Counsel and shall incur no liability for its action or failure to act in accordance with such Opinion of Counsel. In addition, prior to taking any action with respect to any Trust REMIC or the respective assets of each, or causing any Trust REMIC to take any action, which is not contemplated under the terms of this Agreement, the Servicer will consult with the Trustee and the Trust Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any Trust REMIC, and the Servicer shall not take any such action or cause any Trust REMIC to take any such action as to which the Trustee or the Trust Administrator has advised it in writing that an Adverse REMIC Event could occur. The Trustee and the Trust Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not permitted by this Agreement, but in no event shall such cost be an expense of the Trustee or the Trust Administrator, as applicable. At all times as may be required by the Code, the Trustee and the Trust Administrator will ensure that substantially all of the assets of REMIC I will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code, to the extent such obligations are within such party's control and not otherwise inconsistent with the terms of this Agreement.

          (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Trust Administrator pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trust Administrator of any of its obligations under this Article X, (ii) to the Trustee pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, (iii) to the Servicer pursuant to Section 10.03 hereof, if such tax arises out of or results from a breach by the Servicer of any of its obligations under Article III or this Article X, or (iv) against amounts on deposit in the Distribution Account and shall be paid by withdrawal therefrom.

          (h) On or before April 15th of each calendar year, commencing April 15, 2002, the Trust Administrator shall deliver to each Rating Agency an Officers' Certificate of the Trust Administrator stating the Trust Administrator's compliance with this Article X.

          (i) The Trust Administrator and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each Trust REMIC on a calendar year and on an accrual basis.

          (j) Following the Startup Day, neither the Trustee nor the Trust Administrator shall accept any contributions of assets to any Trust REMIC other than in connection with any Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03 unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the related REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

          (k) None of the Trustee, the Trust Administrator, or the Servicer shall enter into any arrangement by which any Trust REMIC will receive a fee or other compensation for services nor permit either REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

          (l) The Trust Administrator shall treat the Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the [Class X/N Certificateholder] and that is not an asset of any Trust REMIC created hereunder. The Trust Administrator shall treat the rights of the Class A-1, Class M-1 and Class M-2 Certificateholders to receive payments from the Reserve Fund in the event of a Basis Risk Shortfall as rights in an interest rate cap contract written by the Depositor in favor of the Class A-1, Class M-1 and Class M-2 Certificateholders. Thus, each Class A-1, Class M-1 and Class M-2 Certificate shall be treated as representing not only ownership of regular interests in REMIC III, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue prices of the REMIC III Certificates, the Trust Administrator shall assume that the interest rate cap contract has a value of $5,000.

     SECTION 10.02.   Prohibited Transactions and Activities.

     None of the Depositor, the Servicer, the Trust Administrator or the Trustee shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I, (iii) the termination of REMIC I pursuant to Article IX of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement), nor acquire any assets for any Trust REMIC (other than REO Property acquired in respect of a defaulted Mortgage Loan), nor sell or dispose of any investments in the Collection Account or the Distribution Account for gain, nor accept any contributions to any Trust REMIC after the Closing Date (other than a Qualified Substitute Mortgage Loan delivered in accordance with Section 2.03), unless it has received an Opinion of Counsel, addressed to the Trustee and the Trust Administrator (at the expense of the party seeking to cause such sale, disposition, substitution, acquisition or contribution but in no event at the expense of the Trustee or the Trust Administrator) that such sale, disposition, substitution, acquisition or contribution will not (a) affect adversely the status of any Trust REMIC as a REMIC or (b) cause any Trust REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

     SECTION 10.03.   Servicer, Trustee and Trust Administrator Indemnification.

          (a) The Trustee agrees to indemnify the Trust Fund, the Depositor, the Servicer and the Trust Administrator for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Servicer or the Trust Administrator as a result of a breach of the Trustee's covenants set forth in this Article X.

          (b) The Trust Administrator agrees to indemnify the Trust Fund, the Depositor, the Servicer and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Depositor, the Servicer or the Trustee as a result of a breach of the Trust Administrator's covenants set forth in this Article X.

          (c) The Servicer agrees to indemnify the Trust Fund, the Depositor, Trust Administrator and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor, Trust Administrator or the Trustee, as a result of a breach of the Servicer's covenants set forth in Article III or this Article X.

     SECTION 10.04.   Treatment of the Reserve Fund and the Class X/N
Certificates.

     The Trustee and the Trust Administrator shall treat the Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Class X/N Certificateholders and that is not an asset of any Trust REMIC. The Trustee and the Trust Administrator shall treat the rights of the Holders of the Class A-1 Certificates and Mezzanine Certificates to receive payments from the Reserve Fund as a right in an interest rate cap contract written by the Class X/N Certificateholders in favor of the Holders of the Class A-1 Certificates and Mezzanine Certificates that it shall account for such as property held separate and apart from the Regular Interests it holds in the Trust REMICs. This provision is intended to satisfy the requirements of Treasury regulation Section 1.860G-2(i) for the treatment of property rights coupled with regular interests to be separately respected and shall be interpreted consistent with such regulation. Thus, each Class A Certificate and Mezzanine Certificate shall be treated as representing not only ownership of regular interests in REMIC II, but also ownership of an interest in an interest rate cap contract. On each Distribution Date, to the extent the Class A-1 Certificates and Mezzanine Certificates receive interest in excess of the Net WAC Pass-Through Rate, such interest will be treated as paid to the Class X/N Certificates, then deposited in the Reserve Fund, and then paid from the Reserve Fund to the Class A-1 Certificates and Mezzanine Certificates pursuant to an interest rate cap agreement.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

     SECTION 11.01.   Amendment.

     This Agreement may be amended from time to time by the Depositor, the Servicer, the Trust Administrator and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or defect, (ii) to correct, modify or supplement any provisions herein (including to give effect to the expectations of Certificateholders), or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee and the Trust Administrator, adversely affect in any material respect the interests of any Certificateholder. No amendment shall be deemed to adversely affect in any material respect the interests of any Certificateholder who shall have consented thereto, and no Opinion of Counsel shall be required to address the effect of any such amendment on any such consenting Certificateholder.

     This Agreement may also be amended from time to time by the Depositor, the Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner, other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing at least 66% of the Voting Rights allocated to such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or the Servicer or any Affiliate thereof shall be entitled to Voting Rights with respect to matters affecting such Certificates.

     Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Trust Administrator shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not result in the imposition of any tax on any Trust REMIC pursuant to the REMIC Provisions or cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any such amendment the Trust
Administrator shall furnish a copy of such amendment to each Certificateholder.

         It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee or the Trust Administrator may prescribe.

         The cost of any Opinion of Counsel to be delivered pursuant to this
Section 11.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee or Trust Administrator.

         The Trustee and the Trust Administrator may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

     SECTION 11.02.   Recordation of Agreement; Counterparts.

     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Certificateholders, but only upon direction of the Trustee or the Trust Administrator accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 11.03.   Limitation on Rights of Certificateholders.

     The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of any of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 11.04.   Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 11.05.   Notices.

     All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Depositor, 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina, 28211 (telecopy number: (704) 365-1362), or such other address or telecopy number as may hereafter be furnished to the Servicer, the Trust Administrator and the Trustee in writing by the Depositor, (b) in the case of the Servicer, 1100 Town & Country Road, Suite 1100, Orange, California 92868,
Attention: General Counsel (telecopy number: 714-564-9639, with a copy to the same address, Attention: Director of Capital Markets, or such other address or telecopy number as may hereafter be furnished to the Trustee, the Trust Administrator and the Depositor in writing by the Servicer, (c) in the case of the Trust Administrator, 1761 East St. Andrew Place, Santa Ana, California, 92705, Attention: Trust Administration-DB01A1 (telecopy number (714) 247-6478), or such other address or telecopy number as may hereafter be furnished to the Servicer, the Trustee and the Depositor in writing by the Trust Administrator and (d) in the case of the Trustee, 180 East Fifth Street, St. Paul, Minnesota, 55101, Attention: Structured Finance/ACE 2001-AQ1 (telecopy number (651) 244-0089), or such other address or telecopy number as may hereafter be furnished to the Servicer, the Trust Administrator and the Depositor in writing by the Trustee. Any notice required or permitted to be given to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificate-holder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

     SECTION 11.06.   Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 11.07.   Notice to Rating Agencies.

     The Trust Administrator shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

     1. Any material change or amendment to this Agreement;

     2. The occurrence of any Servicer Event of Default that has not been cured or waived;

     3. The resignation or termination of the Servicer, the Trustee or the Trust Administrator;

     4. The repurchase or substitution of Mortgage Loans pursuant to or as contemplated by Section 2.03;

     5. The final payment to the Holders of any Class of Certificates;

     6. Any change in the location of the Collection Account or the Distribution Account;

     7. Any event that would result in the inability of the Trustee or the Trust Administrator, as applicable, to make advances regarding delinquent Mortgage Loans; and

     8. The filing of any claim under any Servicer's blanket bond and errors and omissions insurance policy required by Section 3.14 or the cancellation or material modification of coverage under any such instrument.

     In addition, the Trust Administrator shall promptly furnish to each Rating Agency copies of each report to Certificateholders described in Section
4.02 and the Servicer shall promptly furnish to each Rating Agency copies of the following:

     1. Each annual statement as to compliance described in Section 3.20; and

     2. Each annual independent public accountant's servicing report described in Section 3.21.

         Any such notice pursuant to this Section 11.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041 or such other addresses as the Rating Agencies may designate in writing to the parties hereto.

     SECTION 11.08.   Article and Section References.

     All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

     SECTION 11.09.   Grant of Security Interest.

     It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, be, and be construed as, a sale of the Mortgage Loans by the Depositor and not a pledge of the Mortgage Loans to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Depositor, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, to secure a debt or other obligation of the Depositor and (b)(1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the State of New York; (2) the conveyance provided for in Section 2.01 hereof shall be deemed to be a grant by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Distribution Account, whether in the form of cash, instruments, securities or other property; (3) the obligations secured by such security agreement shall be deemed to be all of the Depositor's obligations under this Agreement, including the obligation to provide to the Certificateholders the benefits of this Agreement relating to the Mortgage Loans and the Trust Fund; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Accordingly, the Depositor hereby grants to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, a security interest in the Mortgage Loans and all other property described in clause (2) of the preceding sentence, for the purpose of securing to the Trustee the performance by the Depositor of the obligations described in clause (3) of the preceding sentence. Notwithstanding the foregoing, the parties hereto intend the conveyance pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and assets constituting the Trust Fund by the Depositor to the Trustee, on behalf of the Trust and for the benefit of the Certificateholders.

     SECTION 11.10. Commitment Letter for PMI Policy. The [Servicer, Trustee and Trust Administrator shall execute the [Describe Commitment Letter required to be signed for MGIC] on or prior to the Closing Date.

     SECTION 11.11.   Third Party Beneficiary.

     The Counterparty shall be a third party beneficiary of each agreement or obligation in this Agreement.

     IN WITNESS WHEREOF, the Depositor, the Servicer, the Trustee and the Trust Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                        ACE SECURITIES CORP.,
                                        as Depositor


                                        By:________________________
                                        Name:
                                        Title:


                                        By:________________________
                                        Name:
                                        Title:


                                        AMERIQUEST MORTGAGE COMPANY,
                                        as Original Seller and Servicer


                                        By:________________________
                                        Name:
                                        Title:


                                        U.S. BANK NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Trustee


                                        By:________________________
                                        Name:
                                        Title:

                                        BANKERS TRUST COMPANY OF
                                        CALIFORNIA, N.A., solely as
                                        Trust Administrator and not in
                                        its individual capacity


                                        By:________________________
                                        Name:
                                        Title:

STATE OF ____________)
                     ) ss.:
COUNTY OF ___________)


     On the __th day of May, 2001, before me, a notary public in and for said State, personally appeared ______________________, known to me to be a ____________________________ of ACE Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                   Notary Public





[Notarial Seal]

STATE OF ____________)
                     ) ss.:
COUNTY OF ___________)


     On the __th day of May, 2001, before me, a notary public in and for said State, personally appeared ____________________, known to me to be a _____________________________ of Ameriquest Mortgage Company, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                   Notary Public





[Notarial Seal]

STATE OF ____________)
                     ) ss.:
COUNTY OF ___________)


     On the __th day of May, 2001, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a ____________________________ of U.S. Bank National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                   Notary Public





[Notarial Seal]

STATE OF MINNESOTA )
                   ) ss.:
COUNTY OF RAMSEY   )


     On the __th day of May, 2001, before me, a notary public in and for said State, personally appeared ______________________, known to me to be a _______________________ of Bankers Trust Company of California, N.A., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                                   Notary Public





[Notarial Seal]

                                  EXHIBIT A-1

                         FORM OF CLASS A-1 CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").


Series 2001-AQ1, Class A-1                 Aggregate Certificate Principal
                                           Balance of the Class A-1
Pass-Through Rate: Variable                Certificates as of the Issue Date:
                                           $445,241,000
Date of Pooling and Servicing Agreement
and Cut-off Date:  April 1, 2001           Denomination:  $_____________

First Distribution Date:                   Servicer: Ameriquest Mortgage Company
May 25, 2001

No. ___                                    Trustee: U.S. Bank National
                                           Association

                                           Trust Administrator: Bankers Trust
                                           Company of California, N.A.

                                           Issue Date:  May 9, 2001

                                           CUSIP: 004421 AQ 6


     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.
     ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

         ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2001-AQ1
                     ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                             ACE SECURITIES CORP.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE TRUST
     ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE ___ NOR THE UNDERLYING ___ MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that ______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-1 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-1 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class A-1 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this

Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) One-Month LIBOR plus 0.260%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus 0.520% per annum, in the case of any Distribution Date thereafter and (ii) the Net WAC Pass-Through Rate for such Distribution Date.

          This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Servicer, the Trustee, the Trust Administrator and any agent of the Depositor, the Servicer, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Trust Administrator nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trust Administrator nor the Trustee assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  May __, 2001

                                    BANKERS TRUST COMPANY
                                    OF CALIFORNIA, N.A.
                                    as Trust Administrator


                                    By: _______________________________
                                              Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.


                                   BANKERS TRUST COMPANY
                                   OF CALIFORNIA, N.A.
                                   as Trust Administrator


                                   By: _______________________________
                                            Authorized Signatory

                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common           UNIF GIFT MIN ACT -  Custodian
                                                                 -----------
                                                               (Cust)  (Minor)
    TEN ENT - as tenants by the entireties                             under Uniform Gifts
                                                                       to Minors Act
    JT TEN  - as joint tenants with right                              _________________
              if survivorship and not as                                     (State)
              tenants in common

          Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT
                                  ----------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee or the Trust Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________
______________________________________________________________________________.

Dated:

                                 _________________________________________
                                 Signature by or on behalf of assignor


                                 _________________________________________
                                 Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________
________________________________________________________________________________
for the account of __________________________, account number__________________, or, if mailed by check, to _____________________________________________________
________________________________________________________________________________
Applicable statements should be mailed to ______________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or ____________________________________, as its agent.

                                  EXHIBIT A-2


                                  [Reserved]

                                  EXHIBIT A-3


                        FORM OF CLASS A-IO CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

Series 2001-AQ1, Class A-IO                Aggregate Certificate Notional
                                           Amount of the Class A-IO
Pass-Through Rate: Variable                Certificates as of the Issue Date:
                                           $125,000,000

Date of Pooling and Servicing Agreement    Denomination:  $______________
and Cut-off Date:  April 1, 2001
                                           Servicer: Ameriquest Mortgage Company
First Distribution Date:
May 25, 2001                               Trustee: U.S. Bank National
                                           Association
No. __
                                           Trust Administrator: Bankers Trust
                                           Company of California, N.A.

                                           Issue Date: May 9, 2001

                                           CUSIP: 004421 AS 2

     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN.
     ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

         ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2001-AQ1
                     ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                             ACE SECURITIES CORP.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE TRUST
     ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE ___ NOR THE UNDERLYING ___ MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that ____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Notional Amount of the Class A-IO Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class A-IO Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-IO Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-IO Certificates the aggregate initial Certificate Notional Amount of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Notional Amount of the Class A-IO Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. ___ Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to 6.750%.

          This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Servicer, the Trustee, the Trust Administrator and any agent of the Depositor, the Servicer, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Trust Administrator nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trust Administrator nor the Trustee assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  May __, 2001

                                   BANKERS TRUST COMPANY
                                   OF CALIFORNIA, N.A.
                                   as Trust Administrator


                                   By:_______________________________________
                                                   Authorized Officer




                         CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A-IO Certificates referred to in the within-mentioned Agreement.

                                                     BANKERS TRUST COMPANY
                                                     OF CALIFORNIA, N.A.
                                                     as Trust Administrator


                                   By: ______________________________________
                                                 Authorized Signatory

                                 ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                           (Cust)(Minor)
TEN ENT  - as tenants by the entireties                          under Uniform
                                                                 Gifts to
                                                                 Minors Act
JT TEN   - as joint tenants with right                     _________________
             if survivorship and not as                         (State)
             tenants in common

          Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee or the Trust Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: .

Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor


                                           ____________________________________
                                                     Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _______________________________, account number_____________
_______________________________________________________________________________
or, if mailed by check, to_____________________________________________________
______________________________________________________________________________.
Applicable statements should be mailed to______________________________________
_______________________________________________________________________________
This information is provided by________________________________________________
the assignee named above, or ___________________________________, as its agent.

                                  EXHIBIT A-4

                         FORM OF CLASS M-1 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES AND THE CLASS A-IO CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


Series 2001-AQ1, Class M-1          Aggregate Certificate Principal Balance of
                                    the Class M-1 Certificates as of the Issue
Pass-Through Rate: Variable         Date:  $21,778,000

Date of Pooling and Servicing       Denomination:  $_____________
Agreement and Cut-off Date:
April 1, 2001

                                    Servicer:  Ameriquest Mortgage Company
First Distribution Date:
May 25, 2001                        Trustee: U.S. Bank National Association

No. ___                             Trust Administrator: Bankers Trust
                                    Company of California, N.A.

                                    Issue Date: May 9, 2001

                                    CUSIP: 004421 AT 0

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

         ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2001-AQ1
                     ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                             ACE SECURITIES CORP.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE ___ NOR THE UNDERLYING ___ MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-1 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-1 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-1 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-1 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class M-1 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. ___ Notwithstanding the above, the final distribution on this

Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) One-Month LIBOR plus 0.670%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus 1.005% per annum, in the case of any Distribution Date thereafter and (ii) the Net WAC Pass-Through Rate for such Distribution Date.

          This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Servicer, the Trustee, the Trust Administrator and any agent of the Depositor, the Servicer, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Trust Administrator nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trust Administrator nor the Trustee assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator or the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: May __, 2001

                                           BANKERS TRUST COMPANY
                                           OF CALIFORNIA, N.A.
                                           as Trust Administrator


                                           By:________________________________
                                                      Authorized Officer




                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class M-1 Certificates referred to in the within-mentioned Agreement.

                                           BANKERS TRUST COMPANY
                                           OF CALIFORNIA, N.A.
                                           as Trust Administrator


                                           By:________________________________
                                                      Authorized Officer

                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                           (Cust)(Minor)
TEN ENT  - as tenants by the entireties                          under Uniform
                                                                 Gifts to
                                                                 Minors Act
JT TEN   - as joint tenants with right                     _________________
           if survivorship and not as                           (State)
           tenants in common

          Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee or Trust Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ______________.
_______________________________________________________________________________

Dated:



                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                                   Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _______________________________, account number____________, or, if mailed by check, to_____________________________________________________
_______________________________________________________________________________
Applicable statements should be mailed to______________________________________
This information is provided by_______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                  EXHIBIT A-5

                         FORM OF CLASS M-2 CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, CLASS A-IO CERTIFICATES AND THE CLASS M-1 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


Series 2001-AQ1, Class M-2       Aggregate Certificate Principal Balance
                                 of the Class M-2 Certificates as of the
Pass-Through Rate: Variable      Issue Date:  $14,519,000

Date of Pooling and Servicing    Denomination:  $_____________
Agreement and Cut-off Date:
April 1, 2001                    Servicer:  Ameriquest Mortgage Company

First Distribution Date:         Trustee: U.S. Bank National Association
May 25, 2001
                                 Trust Administrator: Bankers Trust
No. ___                          Company of California, N.A.

                                 Issue Date: May 9, 2001

                                 CUSIP:   004421 AU 7

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

             ACE SECURITIES CORP. HOME EQUITY LOAN TRUST 2001-AQ1
                     ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                             ACE SECURITIES CORP.

        THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE ___ NOR THE UNDERLYING ___ MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that __________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-2 Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-2 Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-2 Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class M-2 Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class M-2 Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. ___ Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) One-Month LIBOR plus 1.150%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus 1.725% per annum, in the case of any Distribution Date thereafter and (ii) the Net WAC Pass-Through Rate for such Distribution Date.

          This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee and the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Servicer, the Trustee, the Trust Administrator and any agent of the Depositor, the Servicer, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Trust Administrator nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: May__, 2001

                                           BANKERS TRUST COMPANY
                                           OF CALIFORNIA, N.A.
                                           as Trust Administrator


                                           By:_________________________________
                                                    Authorized Officer



                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class M-2 Certificates referred to in the within-mentioned Agreement.

                                           BANKERS TRUST COMPANY
                                           OF CALIFORNIA, N.A.
                                           as Trust Administrator


                                           By:_________________________________
                                                      Authorized Signatory

                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                           (Cust)(Minor)
TEN ENT  - as tenants by the entireties                          under Uniform
                                                                 Gifts to
                                                                 Minors Act
JT TEN   - as joint tenants with right                     _________________
             if survivorship and not as                         (State)
             tenants in common

          Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee or the Trust Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________.
_______________________________________________________________________________

Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor



                                          _____________________________________
                                                   Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _______________________________, account number____________, or, if mailed by check, to_____________________________________________________
_______________________________________________________________________________
Applicable statements should be mailed to______________________________________
This information is provided by_______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                  EXHIBIT A-6

                                  [Reserved]

                                  EXHIBIT A-7

                         FORM OF CLASS X/N CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1 CERTIFICATES, THE CLASS A-IO CERTIFICATES, THE CLASS M-1 CERTIFICATES AND THE CLASS M-2 CERTIFICATES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

Series 2001-AQ1, Class X/N

Pass-Through Rate: Variable         Servicer: Ameriquest Mortgage Company

Date of Pooling and Servicing       Trustee:  U.S. Bank National Association
Agreement and Cut-off Date:
April 1, 2001                       Trust Administrator: Bankers Trust Company
                                    of California, N.A.
First Distribution Date:
May 25, 2001                        Issue Date:  May 9, 2001

No. 1

Aggregate Certificate Notional
Amount of the Class X/N
Certificates as of the Issue Date:
$____________

Denomination: $_____________

         DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE NOTIONAL AMOUNT HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

         ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2001-AQ1
                     ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                             ACE SECURITIES CORP.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE ___ NOR THE UNDERLYING ___ MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that ___________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Notional Amount of the Class X/N Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class X/N Certificates in REMIC III created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class X/N Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class X/N Certificates the aggregate initial Certificate Notional Amount of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Notional Amount of the Class X/N Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. ___ Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Notional Amount of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trust Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, (ii) if such transfer is purportedly being made in reliance upon Rule 501(a) under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the form attached hereto as Exhibit F-2, and
(iii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Trust Administrator or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor, the Trustee nor the Trust Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Trust Administrator, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Servicer, the Trustee or the Trust Administrator and any agent of the Depositor, the Servicer, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Trust Administrator nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  May __, 2001

                                           BANKERS TRUST COMPANY
                                           OF CALIFORNIA, N.A.
                                           as Trust Administrator


                                           By:_________________________________
                                                     Authorized Officer




                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class X/N Certificates referred to in the within-mentioned Agreement.


                                           BANKERS TRUST COMPANY
                                           OF CALIFORNIA, N.A.
                                           as Trust Administrator


                                           By:_________________________________
                                                      Authorized Signatory

                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                           (Cust)(Minor)
TEN ENT  - as tenants by the entireties                          under Uniform
                                                                 Gifts to
                                                                 Minors Act
JT TEN   - as joint tenants with right                     _________________
             if survivorship and not as                         (State)
             tenants in common

          Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee or the Trust Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________.
_______________________________________________________________________________

Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor




                                          _____________________________________
                                                     Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _______________________________, account number____________, or, if mailed by check, to_____________________________________________________
_______________________________________________________________________________
Applicable statements should be mailed to______________________________________
This information is provided by_______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                  EXHIBIT A-8

                                  [Reserved]

                                  EXHIBIT A-9

                          FORM OF CLASS R CERTIFICATE


         THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN TWO "REAL ESTATE MORTGAGE INVESTMENT CONDUITs" ("REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

         NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR THE CODE WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES (I) AN AFFIDAVIT TO THE TRUST ADMINISTRATOR THAT (A) SUCH TRANSFEREE IS NOT (1) THE UNITED STATES OR ANY POSSESSION THEREOF, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (2) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) THAT IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
         SECTION 511 OF THE CODE, (3) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (1), (2) OR (3) SHALL HEREINAFTER BE REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (4) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (B) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX, AND (II) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH AND THE PROVISIONS OF SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ANY PERSON THAT IS A DISQUALIFIED ORGANIZATION IS PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF THIS CERTIFICATE.


Series 2001-AQ1, Class R           Aggregate Percentage Interest of the
                                   Class R Certificates as of the Issue
                                   Date:  100.00%
Date of Pooling and Servicing
Agreement and Cut-off Date:        Servicer: Ameriquest Mortgage Company
April 1, 2001

First Distribution Date:           Trustee: U.S. Bank National Association
May 25, 2001
                                   Trust Administrator: Bankers Trust
                                   Company of California, N.A.

No. ___                            Issue Date:  May 9, 2001

         ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2001-AQ1
                     ASSET BACKED PASS-THROUGH CERTIFICATE


evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, adjustable-rate first lien mortgage loans (the "Mortgage Loans") formed and sold by

                             ACE SECURITIES CORP.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE TRUST ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE ___ NOR THE UNDERLYING ___ MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that _____________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class R Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class R Certificates in REMIC I and REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp. (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), the Servicer, the Trustee and the Trust Administrator, a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class R Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Trust Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Trust Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class R Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class R Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.
___ Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trust Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trust Administrator for that purpose as provided in the Agreement.

          This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer, the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Trustee and the Trust Administrator with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trust Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trust Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Trust Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit F-1, (ii) if such transfer is purportedly being made in reliance upon Rule 501(a) under the 1933 Act, written certifications from the Certificateholder desiring to effect the transfer and from such Certificateholder's prospective transferee, substantially in the form attached hereto as Exhibit F-2, and
(iii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Trustee, the Trust Administrator or the Servicer in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. Neither the Depositor, the Trustee nor the Trust Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Trust Administrator, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of this Certificate to a Plan subject to ERISA or
Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person using "Plan Assets" to acquire this Certificate shall be made except in accordance with Section 5.02(c) of the Agreement.

          Prior to registration of any transfer, sale or other disposition of this Certificate, the proposed transferee shall provide to the Trust Administrator (i) an affidavit to the effect that such transferee is any Person other than a Disqualified Organization or the agent (including a broker, nominee or middleman) of a Disqualified Organization, and (ii) a certificate that acknowledges that (A) the Class R Certificates have been designated as a residual interest in REMIC I and REMIC II, (B) it will include in its income a pro rata share of the net income of the Trust Fund and that such income may be an "excess inclusion," as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, and (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding the Class R Certificates. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of this Certificate to a Disqualified Organization or an agent (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose, including, but not limited to, the receipt of distributions in respect of this Certificate.

          The Holder of this Certificate, by its acceptance hereof, shall be deemed to have consented to the provisions of Section 5.02 of the Agreement and to any amendment of the Agreement deemed necessary by counsel of the Depositor to ensure that the transfer of this Certificate to any Person other than a Permitted Transferee or any other Person will not cause any portion of the Trust Fund to cease to qualify as a REMIC or cause the imposition of a tax upon any REMIC.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Servicer, the Trustee and the Trust Administrator and any agent of the Depositor, the Servicer, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Trustee, the Trust Administrator nor any such agent shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Trust Administrator on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

          The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Trust Administrator assumes responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Trust Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  May __, 2001

                                           BANKERS TRUST COMPANY
                                           OF CALIFORNIA, N.A.
                                           as Trust Administrator


                                           By:_________________________________
                                                     Authorized Officer

                         CERTIFICATE OF AUTHENTICATION

          This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                           BANKERS TRUST COMPANY
                                           OF CALIFORNIA, N.A.
                                           as Trust Administrator


                                           By:_________________________________
                                                    Authorized Signatory

                                ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
                                                           (Cust)(Minor)
TEN ENT  - as tenants by the entireties                          under Uniform
                                                                 Gifts to
                                                                 Minors Act
JT TEN   - as joint tenants with right                       _________________
           if survivorship and not as                          (State)
           tenants in common

          Additional abbreviations may also be used though not in the above list.


                                  ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to ____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Trustee or the Trust Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: ________.
_______________________________________________________________________________



Dated:


                                          _____________________________________
                                          Signature by or on behalf of assignor




                                          _____________________________________
                                                  Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS


          The assignee should include the following for purposes of distribution:

          Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________
_______________________________________________________________________________
for the account of _______________________________, account number____________, or, if mailed by check, to_____________________________________________________
_______________________________________________________________________________
Applicable statements should be mailed to______________________________________
This information is provided by_______________________________________________, the assignee named above, or ___________________________________, as its agent.

                                   EXHIBIT B

                                  [Reserved]

                                  EXHIBIT C-1
                    FORM OF TRUSTEE'S INITIAL CERTIFICATION


                                                              [Date]

ACE Securities Corp.
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211

Ameriquest Mortgage Company
1100 Town & Country Road, Suite 1100
Orange, CA 92868

        Re: Pooling and Servicing Agreement, dated as of April 1, 2001, among ACE Securities Corp., as depositor,
                 Ameriquest Mortgage Company, as original seller and servicer U.S. Bank National Association, as trustee, and Bankers Trust Company of California, N.A., as trust administrator
                 --------------------------------------------------------------


Ladies and Gentlemen:

          Attached is the Trustee's preliminary exceptions in accordance with
Section 2.02 of the referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to:
(i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan, or (iii) whether any Mortgage File included any of the documents specified in clause
(v) of Section 2.01 of the Pooling and Servicing Agreement.

                                           U.S. BANK NATIONAL ASSOCIATION


                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                  EXHIBIT C-2


                     FORM OF TRUSTEE'S FINAL CERTIFICATION


                                                              [Date]
ACE Securities Corp.
6525 Morrison Boulevard, Suite 318
Charlotte, North Carolina 28211

Ameriquest Mortgage Company
1100 Town & Country Road, Suite 1100
Orange, CA 92868

         Re: Pooling and Servicing Agreement, dated as of April 1, 2001, among ACE Securities Corp., as depositor,
             Ameriquest Mortgage Company, as original seller and servicer
             U.S. Bank National Association, as trustee, and Bankers Trust Company of California, N.A., as trust administrator
             ------------------------------------------------------------------

Ladies and Gentlemen:

          In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto), it or a Custodian on its behalf has received:

                   (i) the original recorded Mortgage, and the original
              recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, or a certified copy thereof in those instances where the public recording office retains the original or where the original has been lost; and

                   (ii) an original recorded Assignment of the Mortgage to the
              Trustee together with the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator, or a certified copy of such Assignments in those instances where the public recording retains the original or where original has been lost; and

                   (iii) the original lender's title insurance policy.

          The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in the Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

          Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                           U.S. BANK NATIONAL ASSOCIATION


                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                   EXHIBIT D


                   FORM OF MORTGAGE LOAN PURCHASE AGREEMENT

                                  EXHIBIT E-1

                              REQUEST FOR RELEASE
                            (for Trustee/Custodian)

Loan Information

    Name of Mortgagor:         ________________________________________________


    Servicer
    Loan No.:                  ________________________________________________


Trustee/Custodian

         Name:                 ________________________________________________


         Address:              ________________________________________________


         Trustee/Custodian
         Mortgage File No.:    ________________________________________________


Depositor

         Name:                 ACE SECURITIES CORP.

         Address:              6525 Morrison Boulevard, Suite 318
                               Charlotte, North Carolina 28211

         Certificates:         Asset Backed Pass-Through
                               Certificates, Series 2001-AQ1.


          The undersigned Servicer hereby acknowledges that it has received from _______________________, as Trustee for the Holders of Asset Backed Pass-Through Certificates, Series 2001-AQ1, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement, dated as of April 1, 2001, among the Trustee, the Depositor and the Servicer (the "Pooling and Servicing Agreement").

( ) Promissory Note dated _______________, ____, in the original principal sum of $__________, made by _____________________, payable to, or endorsed to the order of, the Trustee.

( ) Mortgage recorded on _________________________ as instrument no.
          ____________________ in the County Recorder's Office of the County of _________________, State of __________________ in
          book/reel/docket _________________ of official records at page/image _____________. ( ) Deed of Trust recorded on ___________________ as instrument no. ________________ in the County Recorder's Office of the County of _________________, State of ____________________ in
          book/reel/docket _________________ of official records at page/image
          ______________.

( ) Assignment of Mortgage or Deed of Trust to the Trustee, recorded on ___________________ as instrument no. _________ in the County
          Recorder's Office of the County of _______________, State of _______________________ in book/reel/docket ____________ of official records at page/image ____________.

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

( )      ---------------------------------------------

( )      ---------------------------------------------

( )      ---------------------------------------------

( )      ---------------------------------------------

         The undersigned Servicer hereby acknowledges and agrees as follows:

                  (1) ______ The Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

                  (2) ______ The Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

                  (3) ______ The Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Collection Account and except as expressly provided in the Agreement.

                  (4) ______ The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Servicer shall at all times be earmarked for the account of the Trustee, and the Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Servicer's possession, custody or control.

                                                AMERIQUEST MORTGAGE COMPANY

                                                By:
                                                Name:
                                                Title:

                                  EXHIBIT E-2

                              REQUEST FOR RELEASE
                         [Mortgage Loans Paid in Full]

                    OFFICERS' CERTIFICATE AND TRUST RECEIPT
                    ASSET BACKED PASS-THROUGH CERTIFICATES
                                SERIES 2001-AQ1


____________________________________________________ HEREBY CERTIFIES THAT
HE/SHE IS AN OFFICER OF THE SERVICER, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

ALL PAYMENTS OF PRINCIPAL, PREMIUM (IF ANY), AND INTEREST HAVE BEEN MADE.

LOAN NUMBER: ________________________      BORROWER'S NAME:____________________


COUNTY:__________________________


WE HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, WHICH ARE REQUIRED TO BE DEPOSITED IN THE COLLECTION ACCOUNT PURSUANT TO
SECTION 3.10 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.


________________________________________        DATED:_________________________


/  /   VICE PRESIDENT

/  /   ASSISTANT VICE PRESIDENT

                                  EXHIBIT F-1

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                              [Date]


Bankers Trust Company of California, N.A.
1761 East St. Andrew Place
Santa Ana, California 92705-4934


        Re: ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1 Asset Backed Pass-Through Certificates, Class [X/N and Class R] Certificates

Ladies and Gentlemen:

          In connection with the transfer by ________________ (the "Transferor") to ________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferor hereby certifies as follows:

          Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, (e) has taken any other action, that (in the case of each of subclauses (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933, as amended (the "1933 Act"), or would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification pursuant thereto. The Transferor will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Transferor will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of that certain Pooling and Servicing Agreement, dated as of April 1, 2001, among ACE Securities Corp. as Depositor, Ameriquest Mortgage Company as Original Seller and Servicer, U.S. Bank National Association as Trustee and Bankers Trust Company of California, N.A. at Trust Administrator (the "Pooling and Servicing Agreement"), pursuant to which Pooling and Servicing Agreement the Certificates were issued.

          Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        [Transferor]

                                        By:____________________________________
                                           Name:
                                           Title:

                   FORM OF TRANSFEREE REPRESENTATION LETTER


                                                                   [Date]


Bankers Trust Company of California, N.A.
1761 East St. Andrew Place
Santa Ana, California 92705-4934


          Re: ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1 Asset Backed Pass-Through Certificates, Class [X/N and Class R] Certificates


Ladies and Gentlemen:

          In connection with the purchase from ______________________ (the "Transferor") on the date hereof of the captioned trust certificates (the "Certificates"), _______________ (the "Transferee") hereby certifies as follows:

                  1. _______ The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933 (the "1933 Act") and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Certificates for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  2. _______ The Transferee has been furnished with all information regarding (a) the Certificates and distributions thereon,
         (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement referred to below, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

                  3. _______ The Transferee: (a) ______ is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA), or Section 4975 of the Internal Revenue Code of 1986, as amended ("Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101 or
         (b) has provided the Trust Administrator, the Trustee, the Depositor and the Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to such parties to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trust Administrator, the Trustee, the Depositor or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

          In addition, the Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trust Administrator, the Trustee and the Servicer that the Transferee will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 3(a) or (b) above.

          All capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement, dated as of April 1, 2001, among ACE Securities Corp. as Depositor, Ameriquest Mortgage Company as Original Seller and Servicer, U.S. Bank National Association as Trustee and Bankers Trust Company of California, N.A. as Trust Administrator, pursuant to which the Certificates were issued.

                                           [TRANSFEREE]

                                           By:_________________________________
                                               Name:
                                               Title:

                                                         ANNEX 1 TO EXHIBIT F-1

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]

          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Bankers Trust Company of California, N.A., as Trust Administrator, with respect to the asset backed pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the "Transferee").

          2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities ___ (except for the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ___      Corporation, etc. The Transferee is a corporation
                  (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

         ___ Bank. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
                  (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead ___ association or similar institution, ___ which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

---------------

1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

          ___ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ___ State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

          3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

          5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         ___      ___   Will the Transferee be purchasing the Certificates
         Yes      No    only for the Transferee's own account?

          6. If the answer to the foregoing question is "no", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

          7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:


                                           ____________________________________
                                                   Print Name of Transferee


                                           By:_________________________________
                                               Name:
                                               Title:

                                                         ANNEX 2 TO EXHIBIT F-1


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That Are Registered Investment Companies]


          The undersigned hereby certifies as follows to [name of Transferor] (the "Transferor") and Bankers Trust Company of California, N.A. as Trust Administrator, with respect to the asset backed pass-through certificates (the "Certificates") described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the "Adviser").

          2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

____ The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and
(vii) currency, interest rate and commodity swaps.

          5. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

          6. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:



                                           ____________________________________
                                            Print Name of Transferee or Advisor


                                           By:_________________________________
                                              Name:
                                              Title:


                                           IF AN ADVISER:


                                           ____________________________________
                                                 Print Name of Transferee

                   FORM OF TRANSFEREE REPRESENTATION LETTER


          The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:

          1. I am an executive officer of the Purchaser.

          2. The Purchaser is a "qualified institutional buyer", as defined in Rule 144A, ("Rule 144A") under the Securities Act of 1933, as amended.

          3. As of the date specified below (which is not earlier than the last day of the Purchaser's most recent fiscal year), the amount of "securities", computed for purposes of Rule 144A, owned and invested on a discretionary basis by the Purchaser was in excess of $100,000,000.


Name of Purchaser
                 --------------------------------------------------------------

By:      (Signature)
                    -----------------------------------------------------------

Name of Signatory
                 --------------------------------------------------------------

Title
     --------------------------------------------------------------------------

Date of this certificate
                        -------------------------------------------------------

Date of information provided in paragraph 3
                                           ------------------------------------

                                  EXHIBIT F-2

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                      , 20
                                                       --------------     -----


Bankers Trust Company of California, N.A.
1761 East St. Andrew Place
Santa Ana, California 92705-4934


          Re: ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1 Asset Backed Pass-Through Certificates, Class [X/N and Class R] Certificates
               ---------------------------------------------------------------

Ladies and Gentlemen:

         In connection with the transfer by ________________ (the
"Transferor") to ________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferor hereby certifies as follows:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                             Very truly yours,

                                             --------------------------------
                                             (Transferor)


                                             By:________________________________
                                             Name:
                                             Title:

                           FORM OF TRANSFEREE LETTER

                                                                     , 20
                                                   ------------------    ----



Bankers Trust Company of California, N.A.
1761 East St. Andrew Place
Santa Ana, California 92705-4934


          Re: ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1 Asset Backed Pass-Through Certificates, Class [X/N and Class R] Certificates
               ---------------------------------------------------------------

Ladies and Gentlemen:

         In connection with the transfer by ________________ (the
"Transferor") to ________________ (the "Transferee") of the captioned mortgage pass-through certificates (the "Certificates"), the Transferee hereby certifies as follows:

          1. The Transferee understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Depositor is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

          2. The Transferee is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

          3. The Transferee is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

          4. The Transferee has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated May __, 2001, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Depositor as has been requested by the Transferee from the Depositor or the Transferor and is relevant to the Transferee's decision to purchase the Certificates. The Transferee has had any questions arising from such review answered by the Depositor or the Transferor to the satisfaction of the Transferee. [If the Transferee did not purchase the Certificates from the Transferor in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Depositor, the Transferee acknowledges that such Memorandum was provided to it by the Transferor, that the Memorandum was prepared by the Depositor solely for use in connection with the Original Sale and the Depositor did not participate in or facilitate in any way the purchase of the Certificates by the Transferee from the Transferor, and the Transferee agrees that it will look solely to the Transferor and not to the Depositor with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or
     (b) any information, development or event arising after the date of the Memorandum.]

          5. The Transferee has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
     (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law, or that would require registration or qualification pursuant thereto. The Transferee will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

          6. The Transferee: (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA), or Section 4975 of the Internal Revenue Code of 1986, as amended ("Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101 or (b) has provided the Trust Administrator, the Trustee, the Depositor and the Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to such parties to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trust Administrator, the Trustee, the Depositor or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

         In addition, the Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Trust Administrator, the Trustee and the Servicer that the Transferee will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,

                                            By:________________________________
                                            Name:
                                            Title:

                                  EXHIBIT F-3

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )


         _______________________ , being duly sworn, deposes, represents and warrants as follows:

          1.        I am a ______________________ of ________________________
               (the "Owner") a corporation duly organized and existing under the laws of ______________, the record owner of ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1, Asset Backed Pass-Through Certificates, Series 2001-AQ1, Class R (the "Class R Certificates"), on behalf of whom I make this affidavit and agreement. Capitalized terms used but not defined herein have the respective meanings assigned thereto in the Pooling and Servicing Agreement pursuant to which the Class R Certificates were issued.

          2. The Owner (i) is and will be a "Permitted Transferee" as of ____________________, ____ and (ii) is acquiring the Class R
               Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a possession of the United States. For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

          3. The Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to disqualified organizations under the Internal Revenue Code of 1986 that applies to all transfers of the Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that each of the Class R Certificates may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated under the Code and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to impede the assessment or collection of tax.

          4. The Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificates if, at any time during the taxable year of the pass-through entity, a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. The Owner is aware that the Trustee will not register the transfer of any Class R Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. The Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable ___ arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

          7.        The Owner's taxpayer identification number is
               ___________________.

          8. The Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of
               Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.02(d) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of
               Section 5.02(d)); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          9. The Owner is not acquiring and will not transfer the Class R Certificates in order to impede the assessment or collection of any tax.

          10. The Owner anticipates that it will, so long as it holds the Class R Certificates, have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, and hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

          11. The Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Class R Certificates.

          12. The Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

          13. The Owner is not acquiring the Class R Certificates with the intent to transfer the Class R Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class R Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class R Certificates remain outstanding.

          14. The Owner will, in connection with any transfer that it makes of the Class R Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class R Certificate were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

          15. The Owner will, in connection with any transfer that it makes of the Class R Certificates, deliver to the Trustee an affidavit, which represents and warrants that it is not transferring the Class R Certificates to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Class R Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificates remains outstanding; and (iii) is not a "Permitted Transferee".

          16. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States may be included in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of __________, ____.

                                     [OWNER]

                                     By:
                                        ------------------------------------
                                     Name:
                                     Title:            [Vice] President


ATTEST:

By:
   -----------------------------------------
Name:
Title:            [Assistant] Secretary


         Personally appeared before me the above-named ______________________, ____ known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of __________, _____.


                                              _______________________________
                                                        Notary Public


                                             County of
                                                       -------------------------
                                             State of
                                                      --------------------------

                                             My Commission expires:

                         FORM OF TRANSFEROR AFFIDAVIT

STATE OF NEW YORK   )
                    : ss. :
COUNTY OF NEW YORK  )


         ___________________________ , being duly sworn, deposes, represents and warrants as follows:


         1. I am a ____________________ of _____________________________ (the
"Owner"), a corporation duly organized and existing under the laws of ______________, on behalf of whom I make this affidavit.

         2. The Owner is not transferring the Class R (the "Residual Certificates") to impede the assessment or collection of any tax.

         3. The Owner has no actual knowledge that the Person that is the proposed transferee (the "Purchaser") of the Residual Certificates: (i) has insufficient assets to pay any taxes owed by such proposed transferee as holder of the Residual Certificates; (ii) may become insolvent or subject to a bankruptcy proceeding for so long as the Residual Certificates remain outstanding and (iii) is not a Permitted Transferee.

         4. The Owner understands that the Purchaser has delivered to the Trustee or a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit F-2. The Owner does not know or believe that any representation contained therein is false.

         5. At the time of transfer, the Owner has conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Owner has determined that the Purchaser has historically paid its debts as they became due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Owner understands that the transfer of a Residual Certificate may not be respected for United States income tax purposes (and the Owner may continue to be liable for United States income taxes associated therewith) unless the Owner has conducted such an investigation.

         6. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Vice] President, attested by its [Assistant] Secretary, this ____ day of ___________, _____.

                                        [OWNER]

                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:            [Vice] President


ATTEST:

By:
   -----------------------------------------
Name:
Title:            [Assistant] Secretary


         Personally appeared before me the above-named _______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a [Vice] President of the Owner, and acknowledged to me that [he/she] executed the same as [his/her] free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of __________, ____.


                                            __________________________________
                                                      Notary Public


                                           County of
                                                     -------------------------
                                           State of
                                                    --------------------------

                                           My Commission expires:

                                   EXHIBIT G

                                  [Reserved]

                                   EXHIBIT H

                    FORM OF REPORT PURSUANT TO SECTION 4.06

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                   Form 10-K

              Annualreport pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (Fee Required). For
                         fiscal year ended __________

                       Commission file number: 333-45458

                             ACE Securities Corp.
       (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT DATED AS
                           OF____________________,
            PROVIDING FOR THE ISSUANCE OF ASSET BACKED PASS-THROUGH
                         CERTIFICATES SERIES _______)
-------------------------------------------------------------------------------

            (Exact name of registrant as specified in its charter)

         Delaware                                   56-2088493
       -------------                             ---------------
(State or Other Jurisdiction                    (I.R.S. Employer
     of Incorporation                        Identification Number)

                      6525 Morrison Boulevard, Suite 318
                        Charlotte, North Carolina 28211
                 ---------------------------------------------
                 (Address of Principal           (Zip Code)
                   Executive Offices)

                 Registrant's telephone number: (704) 365-0569

          Securities registered pursuant to Section 12(b) of the Act:

                                     None

          Securities registered pursuant to Section 12(g) of the Act:

                                     None

Indicate whether the Registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                              X YES                  No
                                             ---

Item 1.   Business:

          Not applicable

Item 2.   Properties:

          Not applicable

Item 3.   Legal Proceedings:

          None

Item 4.   Submission of Matters to a Vote of Security-Holders

          None

Item 5.   Market for Registrant's Common Equity and Related Stockholder Matters

          To the best knowledge of the registrant there is no established public trading market for the certificates.

          There are approximately _____ holders of record as of the end of the reporting year.

Item 6.   Selected Financial Data.

          Not applicable.

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

          Not applicable

Item 8.  Financial Statements and Supplementary Data.

         Not applicable.

Item 9. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

         None


Item 10. Not applicable

Item 11. Executive Compensation

         Not applicable

Item 12. Security Ownership of Certain Beneficial Owners and Management

         Not applicable

Item 13. Certain Relationships and Related Transactions

         Not applicable

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K

                    1) The company filed on Form 8-K, separately for each
               distribution date, the distribution of funds related to the trust for each of the following distribution dates:

                   Distribution Date                  Form 8-K Filing Date
                   -----------------                  --------------------
                   ___________________                _______________________
                   ___________________                _______________________
                   ___________________                _______________________


          2) 99.1 Annual Report of Independent Public Accountants' as to servicing activities

          3)   Ameriquest Mortgage Company, as servicer <F1>

               99.2 Annual Statement of Compliance with obligations under the
                    Pooling and Servicing Agreement or servicing agreement, as applicable, of:

                    (a)  Ameriquest Mortgage Company, as servicer <F1>

<F1>     Such document (i) is not filed herewith since such document was not received by the Reporting Person at least three business days prior to the due date of this report; and (ii) will be included in an amendment to this report on Form 10-K/A to be filed within 30 days of the Reporting Person's receipt of such document.


Signatures

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: ___________

ACE Securities Corp. by U.S. Bank National Association, as Trustee for ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1, Asset Backed Pass-Through Certificates,

By:            /s/
   --------------------------------------------------
Name:
Title:
Company:        U.S. Bank National Association

                                   EXHIBIT I

                          FORM OF LOST NOTE AFFIDAVIT

Loan #: ____________
Borrower: _____________

                              LOST NOTE AFFIDAVIT


         I, as ___ ____________________ ___ of ___ ______________________, ___
a _______________ ___ corporation am authorized to make this Affidavit on behalf of _____________________ (the "Seller"). In connection with the administration of the Mortgage Loans held by ________________, a _________ corporation as Seller on behalf of ACE Securities Corp. (the "Purchaser"), _____________________ (the "Deponent"), being duly sworn, deposes and says that:

               1.  The Seller's address is :  _____________________
                                              _____________________
                                              _____________________

               2. The Seller previously delivered to the Purchaser a signed Initial Certification with respect to such Mortgage and/or Assignment of Mortgage;

               3. Such Mortgage Note and/or Assignment of Mortgage was assigned or sold to the Purchaser by ________________________, a ____________ corporation pursuant to the terms and provisions of a Mortgage Loan Purchase Agreement dated as of April 1, 2001;

               4. Such Mortgage Note and/or Assignment of Mortgage is not outstanding pursuant to a request for release of Documents;

               5. Aforesaid Mortgage Note and/or Assignment of Mortgage (the "Original") has been lost;

               6. Deponent has made or caused to be made a diligent search for the Original and has been unable to find or recover same;

               7. The Seller was the Seller of the Original at the time of the loss; and

               8. Deponent agrees that, if said Original should ever come into Seller's possession, custody or power, Seller will immediately and without consideration surrender the Original to the Purchaser.

               9. Attached hereto is a true and correct copy of (i) the Note, endorsed in blank by the Mortgagee and (ii) the Mortgage or Deed of Trust (strike one) which secures the Note, which Mortgage or Deed of Trust is recorded in the county where the property is located.

               10. Deponent hereby agrees that the Seller (a) shall indemnify and hold harmless the Purchaser, its successors and assigns, against any loss, liability or damage, including reasonable attorney's fees, resulting from the unavailability of any Notes, including but not limited to any loss, liability or damage arising from (i) any false statement contained in this Affidavit, (ii) any claim of any party that purchased a mortgage loan evidenced by the Lost Note or any interest in such mortgage loan, (iii) any claim of any borrower with respect to the existence of terms of a mortgage loan evidenced by the Lost Note on the related property to the fact that the mortgage loan is not evidenced by an original note and (iv) the issuance of a new instrument in lieu thereof (items (i) through (iv) above hereinafter referred to as the "Losses") and (b) if required by any Rating Agency in connection with placing such Lost Note into a Pass-Through Transfer, shall obtain a surety from an insurer acceptable to the applicable Rating Agency to cover any Losses with respect to such Lost Note.

               11. This Affidavit is intended to be relied upon by the Purchaser, its successors and assigns. [_______________, a __________ corporation] represents and warrants that is has the authority to perform its obligations under this Affidavit of Lost Note.

Executed this __ day of _____, _____.

                                                     -------------------------

                                                     By:______________________
                                                     Name:
                                                     Title:


         On this __ day of _______, _____, before me appeared
_________________ to me personally known, who being duly sworn did say that he is the _____________________ of ____________________ a ______________
corporation and that said Affidavit of Lost Note was signed and sealed on behalf of such corporation and said acknowledged this instrument to be the free act and deed of said corporation.

Signature:

[Seal]

                                   EXHIBIT J

                                  Schedule 1


                            MORTGAGE LOAN SCHEDULE

                                FILED BY PAPER

                                  Schedule 2

                        SCHEDULE OF PREPAYMENT CHARGES

                            AVAILABLE UPON REQUEST